AMERICAS 123463960
Exhibit 10.9
Execution Version
$560,000,000
CREDIT AGREEMENT

Dated as of July 10, 2023

Among

TEMPLE GENERATION INTERMEDIATE HOLDINGS II, LLC
as Borrower,
THE GUARANTORS FROM TIME TO TIME PARTY HERETO
THE LENDERS FROM TIME TO TIME PARTY HERETO
BEAL BANK USA
as L/C Issuing Bank,
and
CLMG CORP.
as Administrative Agent and Collateral Agent

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AMERICAS 123463960
TABLE OF CONTENTS
Page
Section 1.01.Certain Defined Terms2
Section 1.02.Computation of Time Periods; Other Definitional Provisions53
Section 1.03.Accounting Terms54
Article II AMOUNTS AND TERMS OF THE ADVANCES AND LETTERS OF CREDIT54
Section 2.01.Advances54
Section 2.02.Making the Advances54
Section 2.03.Letters of Credit56
Section 2.04.Drawings and Reimbursements under Letters of Credit58
Section 2.05.Repayment of Advances65
Section 2.06.Termination or Reduction of the Commitments65
Section 2.07.Prepayments66
Section 2.08.Interest71
Section 2.09.Fees72
Section 2.10.Conversion of Advances73
Section 2.11.Increased Costs, Etc.74
Section 2.12.Payments and Computations75
Section 2.13.Taxes77
Section 2.14.Sharing of Payments, Etc.81
Section 2.15.Use of Proceeds82
Section 2.16.Evidence of Debt82
Section 2.17.Minimizing Additional Costs; Replacement of Lenders83
Section 2.18.Benchmark Replacement84
Section 2.19.Extension of Applicable Maturity Date86
Article III CONDITIONS TO CLOSING AND OF LENDING87
Section 3.01.Conditions Precedent to the Closing Date87
Section 3.02.Conditions Precedent to Issuance and Renewal of Letters of Credit and the
Making of Advances94
Section 3.03.Determinations Under Section 3.01 and Section 3.0295
Article IV REPRESENTATIONS AND WARRANTIES95
Section 4.01.Representations and Warranties95

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Article V AFFIRMATIVE COVENANTS106
Section 5.01.Compliance with Laws, Etc.106
Section 5.02.Payment of Taxes, Etc.107
Section 5.03.Compliance with Environmental Laws107
Section 5.04.Maintenance of Insurance107
Section 5.05.Preservation of Corporate Existence, Etc.107
Section 5.06.Visitation Rights, Etc.108
Section 5.07.Keeping of Books108
Section 5.08.Maintenance of Properties, Etc.108
Section 5.09.Covenant to Give Security108
Section 5.10.Further Assurances109
Section 5.11.Performance of Material Project Contracts110
Section 5.12.Preparation of Environmental Reports110
Section 5.13.Accounts111
Section 5.14.Sanctions111
Section 5.15.Separateness111
Section 5.16.ERCOT Sales Authority; EWG; PUCT112
Section 5.17.Operation and Maintenance of the Projects112
Section 5.18.Tax Abatement Agreement112
Section 5.19.[Reserved]112
Section 5.20.Post-Closing Actions113
Section 5.21.Funding of Debt Service Reserve Account113
Article VI NEGATIVE COVENANTS113
Section 6.01.Liens, Etc.113
Section 6.02.Debt113
Section 6.03.Nature of Business114
Section 6.04.Mergers, Etc.115
Section 6.05.Sales, Etc. of Assets115
Section 6.06.Investments in Other Persons116
Section 6.07.Restricted Payments116
Section 6.08.Transactions with Affiliates117
Section 6.09.Amendments of Constituent Documents117
Section 6.10.Accounting Changes117

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Section 6.11.Prepayments of Debt117
Section 6.12.Amendment of Material Project Contracts, Etc.117
Section 6.13.Partnerships, Formation of Subsidiaries, Etc.118
Section 6.14.Speculative Transactions/ Commodity Hedges118
Section 6.15.Capital Expenditures119
Section 6.16.Additional Project Agreements119
Section 6.17.Contingent Liabilities120
Section 6.18.Lease Transactions120
Section 6.19.Employees120
Section 6.20.ERISA Plans120
Section 6.21.Accounts120
Article VII REPORTING COVENANTS120
Section 7.01.Default and Material Adverse Effect Notice120
Section 7.02.Annual Financials120
Section 7.03.Scheduled Financials121
Section 7.04.Annual Budget121
Section 7.05.Litigation123
Section 7.06.Creditor Reports123
Section 7.07.Agreement Notices, Etc.123
Section 7.08.Environmental Conditions124
Section 7.09.Material Commodity Agreements124
Section 7.10.Insurance124
Section 7.11.Sanctions Violation124
Section 7.12.Operating Reports124
Section 7.13.Notices, Etc.125
Section 7.14.Other Information126
Section 7.15.Shared Facilities Reports126
Article VIII EVENTS OF DEFAULT126
Section 8.01.Events of Default126
Section 8.02.Actions in Respect of the Letters of Credit upon Default133
Article IX THE AGENTS133
Section 9.01.Authorization and Action133

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Section 9.02.Agents Individually134
Section 9.03.Duties of Agents; Exculpatory Provisions135
Section 9.04.Reliance by Agents137
Section 9.05.Delegation of Duties137
Section 9.06.Resignation of Agents; Removal of Administrative Agent137
Section 9.07.Non-Reliance on Agents and Other Lenders Parties139
Section 9.08.No Other Duties, Etc.140
Section 9.09.Indemnification140
Section 9.10.Withholding141
Section 9.11.Consultants141
Section 9.12.Erroneous Payment142
Article X GUARANTY146
Section 10.01.Guaranty; Limitation of Liability146
Section 10.02.Guaranty Absolute146
Section 10.03.Waivers and Acknowledgments148
Section 10.04.Waiver149
Section 10.05.Subordination149
Section 10.06.Continuing Guaranty; Assignments150
Section 10.07.Eligible Contract Participant150
Section 10.08.Keepwell150
Section 10.09.Excluded Swap Obligations151
Article XI MISCELLANEOUS151
Section 11.01.Amendments, Etc.151
Section 11.02.Notices, Etc.153
Section 11.03.No Waiver; Remedies157
Section 11.04.Costs and Expenses; Indemnification157
Section 11.05.Right of Set-off160
Section 11.06.Binding Effect160
Section 11.07.Assignments and Participations161
Section 11.08.Execution in Counterparts166
Section 11.09.No Liability of the L/C Issuing Bank166
Section 11.10.Confidentiality166
Section 11.11.Patriot Act Notice167
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Section 11.12.Jurisdiction, Etc.167
Section 11.13.Governing Law168
Section 11.14.Waiver of Jury Trial168
Section 11.15.Intercreditor Agreement169
Section 11.16.Reinstatement169
Section 11.17.No Immunity169
Section 11.18.Severability169
Section 11.19.Complete Agreement169
Section 11.20.Usury Savings Clause170
Section 11.21.Waiver170
Section 11.22.Electronic Execution of Assignments170
Section 11.23.No Fiduciary Duty170
Section 11.24.Obligations Several; Independent Nature of Lenders’ Rights171
Section 11.25.Independence of Covenants171
Section 11.26.Limitation of Liability171
Section 11.27.Acknowledgement and Consent to Bail-In of EEA Financial Institutions
172
Section 11.28.Non-Recourse172
Section 11.29.Acknowledgment Regarding Any Supported QFCs173

AMERICAS 123463960
SCHEDULES
Schedule ICommitments and Applicable Lending Offices
Schedule IIPermitted Transferees
Schedule IIIApproved Replacement Operators
Schedule IVG&A Expenses
Schedule 1.01Easement Agreements
Schedule 3.01(d)(iii)(A)Temple I Mortgaged Properties
Schedule 3.01(d)(iii)(B)Temple II Mortgaged Properties
Schedule 3.01(d)(xi)Excepted Consents and Agreements
Schedule 4.01(b)Loan Parties
Schedule 4.01(f)Authorizations, Approvals, Actions, Notices and Filings in
Connection with the Projects, Properties and Material Project
Contracts
Schedule 4.01(h)Litigation
Schedule 4.01(p)Filing and Perfection Requirements
Schedule 4.01(t)Taxes
Schedule 4.01(u)Owned Real Property
Schedule 4.01(v)(i)Leasehold and Easement Real Property
Schedule 4.01(v)(ii)Leased Real Property (Lessor)
Schedule 4.01(w)Investments
Schedule 4.01(cc)Material Project Contracts
Schedule 4.01(dd)(i)Compliance with Environmental Laws
Schedule 4.01(dd)(ii)Hazardous Material Release
Schedule 4.01(dd)(iii)Hazardous Material Disposal and Remedial Actions
Schedule 4.01(ee)Environmental Permits
Schedule 5.04Required Insurance
Schedule 6.08Permitted Affiliate Transactions (Closing Date)
Schedule 8.01(s)Deemed Material Adverse Effect in a Water Services Agreement
EXHIBITS
Exhibit AForm of Assignment and Assumption
Exhibit B-1Form of Term Loan Note
Exhibit B-2Form of Revolving Note
Exhibit B-3Form of Notice of Issuance
Exhibit B-4Form of Letter of Credit
Exhibit CForm of Notice of Borrowing
Exhibit DForm of Security Agreement
Exhibit EForm of Mortgage
Exhibit FForm of Security Deposit Agreement
Exhibit GForm of Pledge Agreement
Exhibit HForm of Intercreditor Agreement
Exhibit IForm of Solvency Certificate
Exhibit J[Reserved]

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Exhibit K[Reserved]
Exhibit LInitial Operating Budget
Exhibit M[Reserved]
Exhibit N[Reserved]
Exhibit O[Reserved]
Exhibit P[Reserved]
Exhibit R-1Form of U.S. Tax Compliance Certificate (For Foreign Lenders
that are not Partnerships)
Exhibit R-2Form of U.S. Tax Compliance Certificate (For Foreign Participants
that are not Partnerships)
Exhibit R-3Form of U.S. Tax Compliance Certificate (For Foreign Participants
that are Partnerships)
Exhibit R-4Form of U.S. Tax Compliance Certificate (For Foreign Lenders
that are Partnerships)
Exhibit SForm of Consent and Agreement
AMERICAS 123463960
CREDIT AGREEMENT
CREDIT AGREEMENT, dated as of July 10, 2023 (this “Agreement”), among Temple
Generation Intermediate Holdings II, LLC, a Delaware limited liability company (the
“Borrower”), the Guarantors (as hereinafter defined), the Lenders (as hereinafter defined),
BEAL BANK USA, as the L/C Issuing Bank, CLMG CORP., a Texas corporation (“CLMG”), as collateral agent (together with any successor collateral agent, the “Collateral Agent”) for the
Secured Parties (as hereinafter defined), and CLMG, as administrative agent (together with any successor administrative agent appointed pursuant to Article X, the “Administrative Agent”) for the Lender Parties.  Terms used but not defined in this Agreement, including this recital of parties and the preliminary statements below, shall have the meanings assigned to such terms in
Section 1.01.
PRELIMINARY STATEMENTS:
(1)On the Closing Date, the Borrower intends to acquire, directly or indirectly, 100%
of the equity interests in Temple II and 50% of the equity interests in Shared Facilities SPE pursuant to that certain Purchase and Sale Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Temple II
PSA”), by and among Borrower, as purchaser (in such capacity, the “Purchaser”), and CXA
Temple 2 Holdco, LLC, a Texas limited liability company, as seller (in such capacity, the
“Seller”) (such acquisitions, the “Temple II Acquisition”).
(2)The Borrower directly owns 100% of the Equity Interests in Temple I which directly owns 50% of the equity interests in Shared Facilities SPE.
(3)The Borrower has requested that (a) the Lenders provide senior secured credit facilities (the “Facilities”) in an aggregate principal amount not to exceed $560,000,000, which shall be comprised of (i) a senior secured term loan facility (the “Term Loan Facility”) in an aggregate principal amount equal to $500,000,000 and (ii) a senior secured revolving credit facility (the “Revolving Facility” and, together with the Term Loan Facility, the “Facilities” and each a “Facility”) in an aggregate principal amount not to exceed $60,000,000 and (b) that the L/
C Issuing Bank issue letters of credit pursuant to letter of credit facilities described herein.
(4)The Guarantors have agreed to guarantee all of the Obligations of the Borrower under the Loan Documents.
(5)Each of the Borrower and each Guarantor has agreed to secure all of the
Obligations of the Loan Parties under the Loan Documents by granting to the Collateral Agent, for the benefit of the Secured Parties, first-priority Liens (subject to Permitted Liens) on substantially all of the assets of the Borrower and each such Guarantor (including Temple I,
Temple II and the Shared Facilities SPE), and, in consideration for the direct and indirect subsidiaries of Holdings receiving the benefits of the Facilities, Holdings has agreed to secure all of the Obligations of the Loan Parties by granting to the Collateral Agent, for the benefit of the
Secured Parties, first-priority Liens (subject to Permitted Liens) on the Equity Interests in the
Borrower.
(6)The Lenders and L/C Issuing Bank are willing to extend credit to the Borrower under the Facilities on the terms and subject to the conditions set forth herein.

AMERICAS 123463960
NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:
Article I
DEFINITIONS AND ACCOUNTING TERMS
Section 1.01.Certain Defined Terms.  As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
“Account Control Agreement” means any agreement entered into by and among the Collateral Agent, any Loan Party and a third party bank or other institution (including a
Securities Intermediary (as such term is defined in the Uniform Commercial Code)) in which any such Loan Party maintains a Deposit Account or Investment Property (as each such term is defined in the Uniform Commercial Code) and which is intended to perfect the Collateral
Agent’s security interest in any account.
“Accounts” has the meaning specified in the Security Deposit Agreement.
“Activities” has the meaning specified in Section 9.02(b).
“Additional Project Agreement” means each material Contractual Obligation entered into by, or on behalf of, any Loan Party with any other Person or Persons after the date hereof; provided that each such contract or agreement (or series of related contracts or agreements) which (i) provides for aggregate consideration being payable to any Loan Party of
$5,000,000 or less in any consecutive 12 month period, (ii) (A) is entered into by any such Loan
Party in the ordinary course of business in connection with the furnishing of goods or performance of services or (B) is entered into under emergency circumstances requiring immediate action to resume or maintain operation of any Project in accordance with Prudent
Industry Practice or to avoid imminent threat to human life or property, (iii) can be readily replaced by other Contractual Obligations having substantially similar terms and conditions, and
(iv) commits any Loan Party to spend less than $5,000,000 individually within any consecutive
12 month period or $10,000,000 when taken together with all other agreements that would be
Additional Project Agreements but for the operation of this proviso shall not constitute
Additional Project Agreements (excluding, for purposes of this clause (iv), any contract or agreement described in clause (ii)(B) above); provided, further, that, this definition shall not include (x) any Permitted Commodity Agreements and related security arrangements permitted to be executed by the Loan Parties pursuant to Section 6.14, (y) any Permitted Affiliate
Commodity Agreements and related security arrangements made with solely Retained Excess
Cash Flow or Voluntary Equity Contributions permitted to be executed by the Loan Parties pursuant to Section 6.14 or (z) any Interest Rate Agreements and related security arrangements made with solely Retained Excess Cash Flow or Voluntary Equity Contributions permitted to be executed by the Loan Parties pursuant to Section 6.14.
“Administrative Agent” has the meaning specified in the recital of parties to this
Agreement.

AMERICAS 123463960
“Administrative Agent’s Account” means the account of the Administrative
Agent specified by the Administrative Agent in writing to the Lender Parties from time to time.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
“Advance” means a Term Loan Advance or a Revolving Advance.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b)
any UK Financial Institution.
“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person.  For purposes of this definition and for purposes of the definition of “Change of
Control”, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) of a Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise.
“Agent Parties” has the meaning specified in Section 11.02(c).
“Agents” means, individually or collectively, as the context may require, the
Administrative Agent, the Collateral Agent and the Depositary.
“Agreement” has the meaning specified in the recital of parties to this Agreement.
“Agreement Value” means, without duplication and with respect to each Loan
Party, for any Interest Rate Agreement or Commodity Agreement, on any date of determination, an amount equal to the amount, if any, that is due and payable by any such Loan Party to its counterparty to such Interest Rate Agreement or Commodity Agreement in accordance with its terms as a result of such Interest Rate Agreements or Commodity Agreement having been terminated early.
“AML Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Lender Party or any Loan Party from time to time concerning or relating to anti-money laundering and ensuring that all sources of funding are lawful and identifiable.
“Annual Budget” has the meaning specified in Section 7.04(a).
“Applicable Annual Budget” means (a) during the Fiscal Year in which the
Closing Date occurs, the Initial Operating Budget and (b) with respect to any Fiscal Year occurring thereafter, the Annual Budget approved in respect of such Fiscal Year pursuant to
Section 7.04, in each case, to the extent amended from time to time in accordance with Section
7.04.
“Applicable Governmental Authorization” means, as of any date of determination, any Governmental Authorization, including, without limitation, all environmental,

AMERICAS 123463960
regulatory and other permits and approvals, that is necessary to be obtained by or on behalf of a
Project or a Loan Party, including the Shared Facilities SPE, at such time in light of the stage of operation of such Project in order to (a) enable the relevant Loan Parties to operate, maintain, repair, or own their respective interest in such Project in accordance with Requirements of Law and as otherwise contemplated by the Transaction Documents, (b) enable the Shared Facilities
SPE to operate, maintain, repair, own its interest in, or use the Shared Facilities in accordance with Requirements of Law and as otherwise contemplated by the Transaction Documents, (c) sell electricity, capacity or ancillary services from such Project, (d) enter into any Transaction
Document or (e) consummate and/or perform any transaction or obligation contemplated hereby or thereby.
“Applicable Lending Office” means, with respect to each Lender Party, such
Lender Party’s Domestic Lending Office in the case of a Base Rate Advance and such Lender
Party’s lending office in the case of a SOFR Advance.
“Applicable Margin” means, in the case of each of the Facilities, 4.60% per annum in the case of SOFR Advances, and 3.60% per annum in the case of Base Rate Advances.
“Appropriate Lender” means, at any time, with respect to any of the Term Loan
Facility and the Revolving Facility, a Lender that has a Commitment or is owed any outstanding
Advances with respect to such Facility at such time.
“Approved Fund” means any Fund that is administered or managed by (a) a
Lender Party, (b) an Affiliate of a Lender Party or (c) an entity (including an investment adviser or investment sub-adviser) or an Affiliate of an entity that administers or manages a Lender
Party.
“Approved Replacement Operator” means any entity listed on Schedule III attached hereto.
“Asset Sale” has the meaning specified in the Security Deposit Agreement.
“Asset Sale Proceeds” has the meaning specified in the Security Deposit
Agreement.
“Assigned Shared Assets” has the meaning specified in the Shared Facilities
Agreement.
“Assignment and Assumption” means, as applicable, an assignment and assumption entered into by a Lender Party and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.07 or by the definition of “Eligible Assignee”), and accepted by the Administrative Agent, in accordance with Section 11.07 and in substantially the form of Exhibit A hereto or any other form approved by the Administrative Agent.
“Assistant Secretary” means, as to any Person, the individual performing on behalf of such Person the duties customarily performed by an assistant secretary of a business

AMERICAS 123463960
corporation, whether or not such individual has been appointed as the “assistant secretary” of such Person.
“Atmos” means Atmos Pipeline-Texas, a division of Atmos Energy Corporation, a Texas and Virginia corporation.
“Atmos LC” means that certain Irrevocable Standby Letter of Credit issued on
April 11, 2023 by Wells Fargo Bank, N.A. in favor of Atmos.
“Atmos Surety Bond” means that certain Performance Bond (Annual Form), dated July 3, 2023, between CXA Temple 2, LLC and United State Fire Insurance Company
Surety.
“Available Amount” of any Letter of Credit means, at any time, the maximum amount (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit)
available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).
“Available Funds” means the available funds remaining on deposit in, or credited to, the Revenue Account on such Scheduled Payment Date after giving effect to any transfers or withdrawals from the Revenue Account on such Scheduled Payment Date pursuant to priorities first through sixth of Section 3.2 of the Security Deposit Agreement (which available funds shall have been transferred to the Prepayment Account (as defined in the Security Deposit Agreement)
for prepayment hereunder in accordance with Section 2.07(b)(i)).
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such
Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest
Period” pursuant to Section 2.18(d).
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial
Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council
of the European Union, the implementing law, regulation, rule or requirement for such EEA
Member Country from time to time that is described in the EU Bail-In Legislation Schedule and
(b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as
amended from time to time) and any other law, regulation or rule applicable in the United
Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

AMERICAS 123463960
“Bankruptcy Code” means Title 11 of the United States Code entitled
“Bankruptcy”, as amended from time to time, and any other federal or state insolvency, reorganization, moratorium or similar law for the relief of debtors, or any successor statute.
“Bankruptcy Event” means, with respect to any Person, that such Person shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against such Person seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any Bankruptcy Law, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its Property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its Property) shall occur, or such Person shall take any corporate action to authorize any of the foregoing actions.
“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and any similar federal, state or foreign law for the relief of debtors affecting the rights of creditors generally.
“Base Case Projections” has the meaning specified in Section 3.01(d)(xiii).
“Base Interest” has the meaning specified in Section 2.08(a).
“Base Rate” means, for any day, a rate per annum equal to the highest of (a) the
Prime Rate in effect on such day, (b) the Federal Funds Rate in effect on such day plus 0.50%
and (c) Term SOFR for a three-month tenor in effect on such day plus 1%.  Any change in the
Base Rate due to a change in the Prime Rate, the Federal Funds Rate or Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the Federal
Funds Rate or Term SOFR, respectively.  The Base Rate shall not be less than two and one-half percent (2.50%) per annum.
“Base Rate Advance” means an Advance that bears interest as provided in
Section 2.08(a)(i).
“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a
Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to
Section 2.18(a).

AMERICAS 123463960
“Benchmark Replacement” means, with respect to any Benchmark Transition
Event, the first alternative set forth in the order below that can be determined by the
Administrative Agent for the applicable Benchmark Replacement Date:
(a)the sum of (i) Daily Simple SOFR and (ii) (A) 0.11448% (if monthly payment periods are selected) and (B) 0.26161% (if quarterly payment periods are selected); or
(b)the sum of: (i) the alternate benchmark rate that has been selected by the
Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current
Benchmark for U.S. Dollar-denominated syndicated credit facilities and (ii) the related
Benchmark Replacement Adjustment.
If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the
Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the
Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark
Replacement for U.S. Dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Date” means a date and time determined by the
Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark:
(a)in the case of clause (a) or (b) of the definition of “Benchmark Transition
Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or
(b)in the case of clause (c) of the definition of “Benchmark Transition
Event,” the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such
Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or

AMERICAS 123463960
publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, if such Benchmark is a term rate, the “Benchmark
Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:
(a)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such
Benchmark (or such component thereof) or, if such Benchmark is a term rate, all
Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such
Benchmark (or such component thereof);
(b)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New
York, an insolvency official with jurisdiction over the administrator for such Benchmark
(or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof)
permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such
Benchmark (or such component thereof); or
(c)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.
For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event”
will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current
Available Tenor of such Benchmark (or the published component used in the calculation thereof).

AMERICAS 123463960
“Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark
Replacement has replaced the then-current Benchmark for all purposes hereunder and under any
Loan Document in accordance with Section 2.18 and (b) ending at the time that a Benchmark
Replacement has replaced the then-current Benchmark for all purposes hereunder and under any
Loan Document in accordance with Section 2.18.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Blades and Vanes Insurance Proceeds” has the meaning specified in the
Security Deposit Agreement.
“Board” means the Board of Governors of the Federal Reserve System of the
United States of America.
“Borrower” has the meaning specified in the recital of parties to this Agreement.
“Borrowing” means a Term Loan Borrowing or a Revolving Borrowing.
“Business Day” means any day other than a Saturday, a Sunday or any day which is a federal holiday or any day on which banking institutions or trust companies are authorized or obligated by law, regulation or executive order to remain closed.
“Capacity Payments” means, with respect to any Commodity Agreement, the amount payable from time to time under such Commodity Agreement to any Loan Party party to such Commodity Agreement that is assessed on the amount of energy, electricity, generation capacity, ancillary service or power delivered or required to be delivered or made available by any Loan Party party to such Commodity Agreement to the Qualified Commodity Counterparty
party to such Commodity Agreement pursuant to the terms of such Commodity Agreement.
“Capital Adequacy Regulation” means any rule, regulation, order, guideline, directive or request of any central bank or other Governmental Authority (whether or not having the force of law), or any other Requirement of Law, in each case regarding the capital adequacy or liquidity of any bank or of any corporation controlling a bank.
“Capital Expenditures” means, for any Person for any period, the sum of, without duplication, (a) all expenditures made, directly or indirectly, by such Person or any of its
Subsidiaries during such period for equipment, fixed assets, Real Property or improvements, or for replacements or substitutions therefor or additions thereto, that have been or should be, in accordance with GAAP, reflected as additions to property, plant or equipment on a balance sheet of such Person plus (b) the aggregate principal amount of all Debt (including Obligations under
Capitalized Leases) assumed or incurred in connection with any such expenditures.

AMERICAS 123463960
“Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.
“Cash” means money, currency or a credit balance in any demand or deposit account.
“Cash Equivalents” has the meaning specified in the Security Deposit
Agreement.
“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.
“CERCLIS” means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.
“CFIUS” means the Committee on Foreign Investment in the United States, or its
successor.  “Change in Law” means the occurrence, after the date of this Agreement, of any of the following:  (a) the adoption or taking effect of any applicable Requirement of Law, (b) any change in any applicable Requirement of Law or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) without limiting the foregoing, the making or issuance of any applicable request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided, that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer
Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for
International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to
Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.
“Change of Control” means the occurrence of any of the following:
(a)the Sponsor ceases to own and control, directly or indirectly, beneficially and of record, 100% of the Equity Interests in Holdings; or
(b)Holdings ceases to own and control, directly, beneficially and of record,
100% of the Equity Interests in the Borrower;
(c)the Borrower ceases to own and control, directly, beneficially and of record, 100% of the Equity Interests in Temple I; or
(d)on and after the Closing Date, the Borrower ceases to own and control, directly, beneficially and of record, 100% of the Equity Interests in Temple II; or
(e)Temple I and Temple II, collectively, cease to own and control, directly, beneficially and of record, 100% of the Equity Interests in the Shared Facilities SPE;

AMERICAS 123463960
(f)a trustee has been appointed, in accordance with an agreement with or directive by a Governmental Authority, to take control of any Loan Party or any Project;
or
(g)the Sponsor ceases to control (as defined in the definition of “Affiliate”)
the managing member of the Borrower (with the power to direct the management, policies and administration of the Borrower); or
(h)as of the date a Person directly or indirectly owns or controls voting or economic Equity Interests in any Loan Party, such Person is a Disqualified Owner;
provided that, no Change of Control shall be deemed to have occurred in any circumstance set forth in clause (a) above if the Person maintaining such beneficial interests, having such control or otherwise becoming a replacement Sponsor, (x) is (i) one or more of the Persons listed on Schedule II, as such schedule may be amended from time to time with the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld or delayed, or (ii) a Permitted Owner and (y) (i) is
Permitted Operator or (ii) has caused the applicable Loan Party to contract for the operation of the Projects with one or more Permitted Operators; provided, further, that, (i)
no Person or entity with a “substantial interest” as defined at 31 C.F.R. § 800.244 shall be a Permitted Owner and (ii) no Change of Control shall be permitted that would result in a mandatory filing with CFIUS under 31 C.F.R. § 800.401.
“Chief Financial Officer” means, as to any Person, the individual performing on behalf of such Person the duties customarily performed by a chief financial officer of a business corporation, whether or not such individual has been appointed as the “chief financial officer” or
“treasurer” of such Person.
“City of Temple” means the City of Temple, a home rule city and municipal corporation of Bell County, Texas.
“Claims” has the meaning specified in Section 11.04(b).
“CLMG” has the meaning specified in the recital of parties to this Agreement.
“Closing Date” means the date on which all the conditions set forth in on Section
3.01 have been satisfied (or waived in accordance with the terms of this Agreement).
“Closing Date Funds Flow Memorandum” means that certain funds flow memorandum to be dated the Closing Date and delivered by the Borrower to the Depositary, the
Administrative Agent, the Collateral Agent and the L/C Issuing Bank in connection with the application of funds on the Closing Date, which funds flow memorandum shall be in form and substance reasonably satisfactory to the Depositary, the Lenders, the L/C Issuing Bank and the
Collateral Agent.
“Collateral” has the meaning specified in the Intercreditor Agreement.

AMERICAS 123463960
“Collateral Agent” has the meaning specified in the recital of parties to this
Agreement.
“Collateral Agent’s Office” means, with respect to the Collateral Agent or any successor Collateral Agent, the office of such Collateral Agent as such Collateral Agent may from time to time specify to the Loan Parties and the Administrative Agent.
“Collateral Documents” means the Security Agreement, the Security Deposit
Agreement, the Mortgages, each Consent and Agreement, the Pledge Agreement, the Account
Control Agreement (as and when entered into), each of the collateral documents, instruments and agreements delivered pursuant to Section 5.09, each other agreement that creates or purports to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties, all non-
disturbance agreements, recognition agreements and similar arrangements in favor of the
Collateral Agent for the benefit of the Secured Parties, and all Uniform Commercial Code
financing statements and other filings, recordings or registrations required by this Agreement to be filed or made in respect of any such Collateral Document.
“Commitment” means the Term Loan Commitments and the Revolving
Commitment, as applicable.
“Commodity Agreement” means any agreement entered into by the Borrower or any Guarantor (including each confirmation entered into pursuant to any master agreement or similar agreement) providing for any swap, cap, collar, put, call, floor, future, option, spot, forward, credit sleeve, power and/or capacity purchase and sale agreement (including, but not limited to, any physical call option and any heat rate option), fuel purchase and sale agreement, emissions credit purchase and sale agreement, power transmission agreement, fuel transportation agreement, fuel storage agreement, energy management agreement, netting agreement or similar agreement, in each case entered into in respect of any commodity, and any agreement (including, but not limited to, any guarantee, credit sleeve or similar arrangement) providing for credit support for any of the foregoing.
“Communications” has the meaning specified in Section 11.02(b).
“Confidential Information” means information that any Loan Party furnishes to any Agent or any Lender Party, other than (a) any such information clearly identified at the time of its delivery as not confidential or (b) any such information that is or becomes generally available to the public other than as a result of a breach by such Agent or any Lender Party of its obligations hereunder or that is or becomes available to such Agent or such Lender Party from a source other than the Loan Parties that is not, to the best of such Agent’s or such Lender Party’s knowledge, acting in violation of a confidentiality agreement with a Loan Party.
“Conforming Changes” means, with respect to either the use or administration of
Term SOFR or the use, administration, adoption or implementation of any Benchmark
Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government
Securities Business Day,” the definition of “Interest Period” or any similar or analogous

AMERICAS 123463960
definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of
Section 2.11 and other technical, administrative or operational matters) that the Administrative
Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the
Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan
Documents).
“Consent and Agreement” means each consent agreement required to be delivered pursuant to the Loan Documents in respect of any Material Project Contract, including, without limitation, those required to be delivered pursuant to Section 3.01(d)(xi), Section 6.14(a)
and Section 6.16(b), each of which shall be substantially in the form of Exhibit S or in such other form as may be reasonably acceptable to the Administrative Agent.
“Constituent Documents” means, with respect to any Person, (a) to the extent such Person is a corporation, the certificate or articles of incorporation and the by-laws of such
Person, (b) to the extent such Person is a limited liability company, the certificate of formation or articles of formation or organization and operating or limited liability company agreement of such Person and (c) to the extent such Person is a partnership, joint venture, trust or other form of business, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization or formation of such Person.
“Contest” means, with respect to any matter or claim involving any Person, that such Person is contesting such matter or claim in good faith and by appropriate proceedings diligently conducted and timely instituted; provided that the following conditions are satisfied:
(a) such Person has posted a bond or other security reasonably acceptable to the Administrative
Agent or has established reasonably adequate reserves with respect to the contested items in accordance with GAAP; (b) during the period of such contest, the enforcement of any contested item is effectively stayed; (c) neither such Person nor any of its officers, directors or employees nor any Agent or Lender Party or any of their respective officers, directors, partners, employees is, or could reasonably be expected to become, subject to any criminal liability or sanction in connection with such contested items; and (d) such contest and any resultant failure to pay or discharge the claimed or assessed amount does not, and could not reasonably (individually or in the aggregate) be expected to, have a Material Adverse Effect or involve a material risk of the sale, forfeiture or loss of any of the Collateral.

AMERICAS 123463960
“Contract Service Agreement Costs” means all costs, fees, expenses and other amounts payable by any Loan Party under any Contract Service Agreement.
“Contract Service Agreements” means any Contractual Obligation entered into by any Loan Party relating to the provision of regularly scheduled long term gas turbine maintenance or overhaul services for each Project that would customarily be categorized as major maintenance in respect of such Project, including, without limitation, each LTP Contract.
“Contractual Obligation” means, as to any Person, any contractual provision of any security issued by such Person or of any indenture, mortgage, deed of trust, contract, agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound.
“Conversion,” “Convert” and “Converted” each refer to a conversion of
Advances of one Type into Advances of the other Type pursuant to Section 2.10.
“Counterparty Collateral” has the meaning specified in the Security Deposit
Agreement.
“Counterparty Collateral Account” has the meaning specified in the Security
Deposit Agreement.
“Credit Event” has the meaning specified in Section 3.02.
“Credit Extension” means (a) a Borrowing or (b) an L/C Credit Extension.
“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant
Governmental Body for determining “Daily Simple SOFR” for syndicated business loans;
provided that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.
“Debt” of any Person means, without duplication, (a) all indebtedness of such
Person for borrowed money, (b) all Obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 90 days incurred in the ordinary course of such Person’s business), (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all
Obligations of such Person as lessee under Capitalized Leases, (f) all Obligations of such Person under acceptance, letter of credit or similar facilities, and all drafts drawn thereunder, (g) all
Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interests in such Person or any other Person or any warrants, rights or

AMERICAS 123463960
options to acquire such Equity Interests, valued, in the case of Redeemable Preferred Interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all payments that such Person would have to make in the event of an early termination on the date Debt of such Person is being determined in respect of outstanding Hedge
Agreements (such payments in respect of any such agreements with a counterparty being calculated subject to and in accordance with any netting provisions in such agreement), (i) all
Obligations, contingent or otherwise, of such Person for production payments from property operated by or on behalf of such Person and other similar arrangements with respect to natural resources, (j) all Guaranteed Debt and Synthetic Debt of such Person and (k) all indebtedness and other payment Obligations referred to in clauses (a) through (j) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights)
owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness or other payment Obligations.
“Debt for Borrowed Money” means, at any date of determination, without duplication, (a) all items that, in accordance with GAAP, would be classified as funded indebtedness on a balance sheet of the Borrower and its Subsidiaries at such date, (b) all funded
Obligations of the Borrower and its Subsidiaries under acceptance, letter of credit or similar facilities at such date and (c) Synthetic Debt of the Borrower and its Subsidiaries at such time.
“Debt Proceeds” has the meaning specified in the Security Deposit Agreement.
“Debt Service Reserve Account” has the meaning specified in the Security
Deposit Agreement.
“Default” means any Event of Default or any event that, with the passing of time or the giving of notice or both, would become an Event of Default.
“Default Interest” has the meaning specified in Section 2.08(c).
“Defaulting Issuing Bank” means, any L/C Issuing Bank that (a) has failed to issue, amend or renew a Letter of Credit as requested by the Borrower within two Business Days of the date such Letter of Credit was required to be issued, amended or renewed hereunder unless such L/C Issuing Bank notifies the Administrative Agent and the Borrower in writing that such failure is the result of such L/C Issuing Bank’s determination that one or more conditions precedent to such issuance, amendment or renewal (each of which conditions precedent, together with any applicable Default, shall be specifically identified in such writing) has not been satisfied, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its obligations to issue, amend or renew Letters of Credit hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such L/C
Issuing Bank’s obligation hereunder to issue, amend or renew Letters of Credit hereunder and states that such position is based on such L/C Issuing Bank’s determination that a condition precedent to such issuance, amendment or renewal (which condition precedent, together with any applicable Default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative

AMERICAS 123463960
Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective obligations hereunder to issue, amend and renew Letters of
Credit hereunder (provided that such L/C Issuing Bank shall cease to be a Defaulting Issuing
Bank pursuant to this clause (c) upon receipt of such written confirmation by the Administrative
Agent and the Borrower), (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Bankruptcy Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar
Person charged with reorganization or liquidation of its business or assets, including the Federal
Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action or (e) failed to honor a draw under a
Letter of Credit in accordance with its terms; provided that an L/C Issuing Bank shall not be a
Defaulting Issuing Bank solely by virtue of the ownership or acquisition of any Equity Interest in that L/C Issuing Bank or any direct or indirect parent company thereof by a Governmental
Authority so long as such ownership interest does not result in or provide such L/C Issuing Bank with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such L/C Issuing Bank (or such
Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such L/C Issuing Bank.  Any determination by the Administrative Agent that an L/C
Issuing Bank is a Defaulting Issuing Bank under any one or more of clauses (a) through (e)
above shall be conclusive and binding absent manifest error, and such L/C Issuing Bank shall be deemed to be a Defaulting Issuing Bank upon delivery of written notice of such determination to the Borrower, the L/C Issuing Bank and each other Lender Party.
“Defaulting Lender” means, any Lender that (a) has failed to fund all or any portion of its Advances within two Business Days of the date such Advances were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable Default, shall be specifically identified in such writing) has not been satisfied, (b) has notified the
Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund an Advance hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding
(which condition precedent, together with any applicable Default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business
Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the
Borrower) or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Bankruptcy Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit
Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting

AMERICAS 123463960
Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.  Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses
(a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to the Borrower, the L/C Issuing Bank and each other Lender.
“Depositary” has the meaning specified in the Security Deposit Agreement.
“Discharge of Secured Obligations” has the meaning specified in the
Intercreditor Agreement.
“Disqualified Owner” means any Person that, as of the date it first becomes a direct or indirect owner of Equity Interests of any Loan Party (as applicable):  (a) is, or is an
Affiliate of a Person that is, a Restricted Party or described by or designated in any Sanctions
List; (b) is, or is an Affiliate of a Person that is, in violation of Sanctions; or (c) has, or is an
Affiliate of a Person that has, been convicted of money laundering (under 18 U.S.C. Sections
1956 or 1957), which conviction has not been overturned; provided, however, that a Person shall not be a Disqualified Owner if:  (i) prior to the date that the Person first becomes a direct or indirect owner of Equity Interests in any Loan Party, such Loan Party provides the Lender
Parties with all documentation and other written information required under applicable “know your customer” and anti-money laundering rules, regulations and requirements (including the
PATRIOT Act) in respect of such Person; and (ii) as of the date the Person first becomes a direct or indirect owner of the Equity Interests in any Loan Party, such Person has certified to the
Administrative Agent that none of the criteria set forth in the foregoing clauses (a) to (c) in this definition are applicable to such Person.
“Distribution Conditions” means, collectively, before and after giving effect to the applicable Restricted Payment to be made after each applicable Scheduled Payment Date (a)
no Default or Event of Default has occurred and is continuing and (b) the amount on deposit therein or credited to the Debt Service Reserve Account is equal to or greater than the Debt
Service Reserve Requirement.
“Division” means the division of a limited liability company into two (2) or more limited liability companies pursuant to a “plan of division” or similar method within the meaning of the Delaware Limited Liability Company Act or similar statute in any other state.
“Domestic Lending Office” means, with respect to any Lender Party, the office of such Lender Party specified as its “Domestic Lending Office” opposite its name on Schedule I hereto or in the Assignment and Assumption pursuant to which it became a Lender Party, as the case may be, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Administrative Agent.

AMERICAS 123463960
“Early Termination Event” means, with respect to any Interest Rate Agreement or Commodity Agreement, (a) the designation or occurrence of an “Early Termination Date” (as defined in such agreement) or (b) any “Event of Default”, “Additional Event of Default”,
“Termination Event” or “Additional Termination Event” (each as defined therein) under such
Interest Rate Agreement or Commodity Agreement, which has resulted in the termination of such Interest Rate Agreement or Commodity Agreement, as applicable.
“Easement Agreements” means those agreements, including the Shared Facilities
Easement Agreement, the Temple I Access Easements and the Temple II Access Easements,
listed in Schedule 1.01.
“EDF ISDA” means that certain ISDA Master Agreement, dated as of the date hereof, between EDF Trading North America, LLC and the Borrower, as supplemented by the
Schedule to the ISDA Master Agreement, and all related transactions and confirmations that are subject to the terms and conditions of, or governed by, such master agreement.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution
Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA
Member Country that is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union,
Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Eligible Assignee” means (a) a Lender Party; (b) an Affiliate of a Lender Party;
(c) an Approved Fund and (d) any other Person (other than an individual) approved by the
Administrative Agent and/or the Borrower (as applicable) (unless approval of such Person is not required under Section 11.07(a)); provided, however, that none of any natural Person, any
Defaulting Issuing Bank, any Loan Party, nor any Affiliate of a Loan Party shall qualify as an
Eligible Assignee.
“Energy Management Agreements” means each of the Temple I Energy
Management Agreement and the Temple II Energy Management Agreement.
“Energy Manager” means each of the Temple I Energy Manager and the Temple
II Energy Manager.
“Environmental Action” means any action, suit, written demand, demand letter, written claim, notice of enforcement, notice of non-compliance or violation, written notice of liability or potential liability, known investigation, proceeding, order, consent order or consent

AMERICAS 123463960
agreement relating in any way to any applicable Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to human health, safety or the environment, including, without limitation, (a) by any governmental or regulatory authority or third party for enforcement, cleanup, removal, response, remedial or other actions or damages arising under applicable Environmental Law and (b) by any governmental or regulatory authority or third party for damages, penalties, fines, contribution, indemnification, cost recovery, compensation or injunctive relief pursuant to any applicable Environmental Law.
“Environmental Law” means any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, common law, order, writ, judgment, injunction, decree or judicial or legally binding agency interpretation, policy or guidance relating to pollution or protection of the environment, human health (relating to exposure to Hazardous Materials), worker health and safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of or exposure to
Hazardous Materials.
“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any applicable Environmental Law.
“Equity Interests” means, with respect to any Person, shares of capital stock of
(or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.
“Equity Issuance” has the meaning specified in the Security Deposit Agreement.
“Equity Proceeds” has the meaning specified in the Security Deposit Agreement.
“ERCOT” means, as appropriate, the Electric Reliability Council of Texas, Inc. or
the power region served by the electrical grid wholly within the State of Texas for which the
Electric Reliability Council of Texas, Inc.is the independent system operator designated by the
PUCT.
“ERISA” means the United States Employee Retirement Income Security Act of
1974 and the regulations promulgated and rulings issued thereunder.
“ERISA Affiliate” means any Person that for purposes of Title IV of ERISA is a member of the controlled group of the Loan Parties, or under common control with the Loan
Parties, within the meaning of Section 414(b) or (c) of the Internal Revenue Code.

AMERICAS 123463960
“Erroneous Payment” has the meaning assigned to it in Section 9.12(a).
“Erroneous Payment Deficiency Assignment” has the meaning assigned to it in
Section 9.12(d)(i).
“Erroneous Payment Impacted Class” has the meaning assigned to it in Section
9.12(d)(i).
“Erroneous Payment Return Deficiency” has the meaning assigned to it in
Section 9.12(d)(i).
“Erroneous Payment Subrogation Rights” has the meaning assigned to it in
Section 9.12(e).
“ETF” means Energy Transfer Fuel, LP, a Delaware limited partnership.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Event of Default” has the meaning specified in Section 8.01.
“Event of Eminent Domain” has the meaning specified in the Security Deposit
Agreement.
“EWG” means an “exempt wholesale generator” as defined in PUHCA.
“Excluded Equity Issuance” has the meaning specified in the Security Deposit
Agreement.
“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap
Obligation if, and to the extent that, all or a portion of the Guaranty (or any guarantee of such
Guarantor in respect of any Swap Obligation under any Commodity Agreement or any Hedge
Agreement) of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity
Exchange Act or any rule, regulation, or order of the Commodity Futures Trading Commission
(or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity
Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation or at any other time as is required for purposes of the Commodity Exchange Act or regulations.  If a Swap
Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes

AMERICAS 123463960
imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender Party, its Applicable Lending
Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii)
that are Other Connection Taxes , (b) in the case of a Lender Party, U.S. federal withholding
Taxes imposed on amounts payable to or for the account of such Lender Party with respect to an applicable interest in an Advance or Commitment pursuant to a law in effect on the date on which (i) such Lender Party acquires its applicable interest under the relevant Loan Document or
Commitment (other than pursuant to an assignment request by the Borrower under Section
2.17(b)) or (ii) such Lender Party changes its Applicable Lending Office, except in each case to the extent that, pursuant to Section 2.13(f), amounts with respect to such Taxes were payable either to such Lender Party’s assignor immediately before such Lender Party became a party hereto or to such Lender Party immediately before it changed its Applicable Lending Office, (c)
Taxes attributable to such Recipient’s failure to comply with Section 2.13(f) and (d) any withholding Taxes imposed under FATCA.
“Executive Order” means the Executive Order No. 13224 of September 23, 2001, entitled Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to
Commit, or Support Terrorism.
“Existing Debt” means Debt for Borrowed Money of any Loan Party outstanding at or immediately before the occurrence of the Closing Date.
“Facility” has the meaning specified in the preliminary statements.
“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations thereunder or official interpretations thereof, any agreements entered into pursuant to Section
1471(b)(1) of the Internal Revenue Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among
Governmental Authorities and implementing such Sections of the Code.
“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight
Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.
“Fee Letters” means, collectively, (a) that certain Fee Letter, dated the date hereof, by and among the Administrative Agent, the Collateral Agent and the Borrower and (b)
that certain Upfront Fee Letter, dated the date hereof (the “Upfront Fee Letter”), among the
Borrower and the Lenders.

AMERICAS 123463960
“Fee Site” means (a) with respect to Temple I, the Temple I Site as described on
Schedule 3.01(d)(iii)(A) in which Temple I holds fee simple property interests pursuant to that certain Trustee’s Deed, dated June 7, 2022, as recorded as document number 2022036342 in the
Real Property Records of Bell County, Texas and (b) with respect to Temple II, the Temple II
Site as described on Schedule 3.02(d)(iii)(B) in which Temple II holds fee simple property interests pursuant to the Temple II Coufal Site Deed of Conveyance and the Temple II Site Deed
of Conveyance.
“FERC” means the Federal Energy Regulatory Commission.
“First Lien Aggregate Cap” each has the meaning specified in the Intercreditor
Agreement.
“Fiscal Year” means a fiscal year of the Borrower and its Subsidiaries ending on
December 31 in any calendar year.
“Floor” means a rate of interest equal to 1.50%.
“Foreign Lender” means any Recipient that is not a United States person, as such term is defined in Section 7701(a)(30) of the Internal Revenue Code.
“Fund” means any Person (other than an individual) that is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.
“Funding Date” has the meaning specified in the Security Deposit Agreement.
“G&A Cost Reimbursement Payments” has the meaning specified in Section
6.07.
“GAAP” has the meaning specified in Section 1.03.
“Gas Transportation Agreements” means each of the Temple I Gas
Transportation Agreements and the Temple II Gas Transportation Agreements.
“GDP-IPD” means the ratio of Gross Domestic Product – Implicit Price Deflator published in the National Income Product Account by the United States Department of
Commerce on the date of determination relative to the published index value on such date in the immediately preceding year.
“Governmental Authority” means the government of the United States of
America or any other nation, or of any political subdivision thereof, whether federal, state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including, without limitation, ERCOT, PUCT and TRE and any supra-national bodies such as the European Union or the European Central Bank).

AMERICAS 123463960
“Governmental Authorization” means any authorization, approval, consent, franchise, license, covenant, order, ruling, permit, certification, exemption, notice, declaration or similar right, undertaking or other action of, to or by, or any filing, qualification or registration with, any Governmental Authority.
“Granting Lender” has the meaning specified in Section 11.07(l).
“GSU Transformer” means that spare Generator Step-Up Transformer procured form MARS Transformers, LLC pursuant to Temple II’s Purchase Order PO-22-1251, dated as of September 28, 2022.
“Guaranteed Debt” means, with respect to any Person, any Obligation or arrangement of such Person to guarantee or intended to guarantee any Debt, leases, dividends or other payment Obligations (“primary obligations”) of any other Person (the “primary obligor”)
in any manner, whether directly or indirectly, including, without limitation, (a) the direct or indirect guarantee, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the
Obligation of a primary obligor, (b) the Obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement or (c) any
Obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds
(A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof.  The amount of any
Guaranteed Debt shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guaranteed Debt is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Guaranteed Debt) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith.
“Guaranteed Obligations” has the meaning specified in Section 10.01(a).
“Guarantors” means each of (a) Temple I, (b) Temple II and (c) the Shared
Facilities SPE.
“Guaranty” means the guaranty of the Guarantors set forth in Article X.
“Hazardous Materials” means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, mold, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials, substances or condition designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant or otherwise subject to regulation under any Environmental Law.

AMERICAS 123463960
“Hedge Agreement” means any agreement with respect to any swap, call, cap, collar, floor, forward, future, put, spot or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.
“Hedge Bank” means any Person reasonably acceptable to the Administrative
Agent (other than any Loan Party) that executes and delivers an Interest Rate Agreement.
“Highest Lawful Rate” means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to any Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.
“HMT” has the meaning specified in the definition of “Sanctions”.
“Holdings” means Temple Generation Holdings, LLC, a Delaware limited liability company.
“Impermissible Qualification” means, relative to the opinion or certification of any independent public accountant as to any financial statement of the Borrower and its
Subsidiaries, any qualification or exception to such opinion or certification (a) which is of a
“going concern” or similar nature (other than any such exception or explanatory paragraph that is expressly solely with respect to, or expressly resulting solely from, an upcoming maturity date under any indebtedness that is scheduled to occur within one year from the time such opinion or certification is delivered) or (b) which relates to the limited scope of examination of matters relevant to such financial statement (except, in the case of matters relating to any acquired business or assets permitted under this Agreement, in respect of the period prior to the acquisition by the Borrower and/or its Subsidiaries of such business or assets).
“Indemnified Costs” has the meaning specified in Section 9.09(a).
“Indemnified Party” has the meaning specified in Section 11.04(b).
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of a Loan Party under any
Loan Document and (b) to the extent not otherwise described in clause (a) above, Other Taxes.
“Independent Engineer” means any independent engineer reasonably acceptable to the Administrative Agent retained on behalf of or for the benefit of the Lender Parties from time to time, including, as of the date hereof, Leidos Engineering, LLC.
“Initial Lenders” means the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the Initial Lenders.

AMERICAS 123463960
“Initial Operating Budget” means the operating budget attached hereto as
Exhibit L.
“Initial Operator” means Consolidated Asset Management Services Texas
(O&M), LLC, a Texas limited liability company.
“Insurance Proceeds” has the meaning specified in the Security Deposit
Agreement.
“Interconnection Agreements” means each of the Temple I Interconnection
Agreement and the Temple II Interconnection Agreement.
“Intercreditor Agreement” has the meaning specified in Section 3.01(d)(vi).
“Interest Period” means, as to any Borrowing, the period commencing on the date of such Borrowing or the date of the Conversion of any Base Rate Advance into a SOFR
Advance and ending on the numerically corresponding day in the calendar month that is three, six or twelve months thereafter (in each case, subject to the availability thereof), as specified in the applicable Notice of Borrowing or Notice of Conversion; provided that (a) if any Interest
Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business
Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such
Interest Period) shall end on the last Business Day of the last calendar month of such Interest
Period, (c) no Interest Period shall extend beyond the Revolving Commitment Termination Date or any Maturity Date and (d) no tenor that has been removed from this definition pursuant to
Section 2.18(d) shall be available for specification in such Notice of Borrowing.  For purposes hereof, the date of an Advance or Borrowing initially shall be the date on which such Advance or
Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Advance or Borrowing.  The initial Borrowing on the Closing Date shall have an Interest Period ending on July 10, 2024.
“Interest Rate Agreement” means, individually or collectively, as the context may require any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement, each of which is entered into by a Loan Party (as applicable) with a Hedge Bank, for the purpose of hedging the interest rate exposure associated with the Loan Parties’ operations and not for speculative purposes.
“Internal Revenue Code” means the United States Internal Revenue Code of
1986, as amended from time to time, and the regulations promulgated thereunder.
“Investment” in any Person means any loan or advance to such Person, any purchase or other acquisition of any Equity Interests or Debt or the assets comprising a division or business unit or a substantial part or all of the business of such Person, any capital

AMERICAS 123463960
contribution to such Person or any other direct or indirect investment in such Person, including, without limitation, any acquisition by way of a merger or consolidation (or similar transaction)
and any arrangement pursuant to which the investor incurs Debt of the types referred to in clause
(j) or (k) of the definition of “Debt” in respect of such Person.
“Investment Grade” means, with respect to any Person, a credit rating of (a) not less than BBB- by S&P and Baa3 by Moody’s in the event that such Person is rated by both agencies (or, only in the case of one rating, an equivalent rating from another nationally recognized credit rating agency) or (b) not less than BBB- by S&P or Baa3 by Moody’s, as applicable, in the event such Person is rated by only S&P or Moody’s.
“IRS” means the United States Internal Revenue Service.
“J. Aron ISDA” means, collectively, (i) that certain ISDA Master Agreement, dated as of November 1, 2021, between J. Aron & Company LLC and Temple I, as supplemented by the Schedule to the ISDA Master Agreement, and all related transactions and confirmations that are subject to the terms and conditions of, or governed by, such master agreement and (ii) that certain ISDA Master Agreement, dated as of the date hereof, between J.
Aron & Company LLC and Borrower, as supplemented by the Schedule to the ISDA Master
Agreement, and all related transactions and confirmations that are subject to the terms and conditions of, or governed by, such master agreement.
“Knowledge” when used in this Agreement with respect to any Loan Party, means the actual knowledge (as opposed to any constructive or imputed knowledge) of Robert Dowd,
John Jimenez, Will Nereson, Sean Hausman, Christopher Kalnin, Lindsay Larrick (solely with respect to Sections 4.01(qq) and 7.10(c)) or any Person that succeeds each such Person (solely with respect to Sections 4.01(qq) and 7.10(c), including Lindsay Larrick) in their and their successors’ respective roles, in each case, after due inquiry.
“L/C Cash Collateral Account” has the meaning specified in the Security Deposit
Agreement.
“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance or renewal thereof, the extension of the expiry date thereof, or the reinstatement or increase of the amount thereof.
“L/C Disbursement” means a payment or disbursement made by the L/C Issuing
Bank pursuant to a Letter of Credit issued by the L/C Issuing Bank, including a payment or disbursement made by the L/C Issuing Bank pursuant to such Letter of Credit upon or following any reinstatement of such Letter of Credit.
“L/C Issuance Commitment” means, with respect to the L/C Issuing Bank at any time, the amount set forth opposite the L/C Issuing Bank’s name on Schedule I hereto under the caption “L/C Issuance Commitment”, or if the L/C Issuing Bank has entered into an Assignment and Assumption, set forth for the L/C Issuing Bank in the Register maintained by the
Administrative Agent pursuant to Section 11.07(e) as the L/C Issuing Bank’s “L/C Issuance

AMERICAS 123463960
Commitment,” as such amount may be reduced at or prior to such time pursuant to Section 2.06.
The aggregate amount of the L/C Issuance Commitment on the Closing Date is $60,000,000.
“L/C Issuing Bank” means Beal Bank USA, in its capacity as an issuer of Letters of Credit hereunder, and any Eligible Assignee to which the L/C Issuance Commitment has been assigned pursuant to Section 11.07 so long as such Eligible Assignee expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as the L/C Issuing Bank and notifies the Administrative Agent of its Applicable Lending Office and the amount of its L/C Issuance Commitment (which information shall be recorded by the Administrative Agent in the Register), for so long as the L/
C Issuing Bank or Eligible Assignee, as the case may be, shall have a L/C Issuance Commitment.
“L/C Obligations” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time, determined without regard to whether any conditions to drawing could be met at that time, plus (b) the aggregate amount of all L/C
Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time.
The L/C Obligations of any Revolving Lender at any time shall be its applicable percentage of the total L/C Obligations at such time.  For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the UCP or Rule 3.13 or Rule 3.14 of
the ISP or similar terms in the governing rules or laws or of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrower and each Revolving Lender shall remain in full force and effect until the L/C Issuing Bank and the Revolving Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit.
“L/C Related Documents” has the meaning specified in Section 2.04(d)(i).
“Lender Party” means any Lender or the L/C Issuing Bank, as the context may require.
“Lender Party Appointment Period” has the meaning specified in Section
9.06(a).
“Lenders” means the Initial Lenders and each Person that shall become a Lender hereunder pursuant to Section 2.17 and Section 11.07 for so long as such Initial Lender or
Person, as the case may be, shall be a party to this Agreement.
“Letter of Credit” has the meaning specified in Section 2.03(a).
“Letter of Credit Fee” has the meaning specified in Section 2.09.
“Letter of Credit Termination Date” means the earliest to occur of (a) the date of termination of the L/C Issuance Commitments in full pursuant to Section 2.06 or Section 8.01 and (b) the Revolving Commitment Termination Date.

AMERICAS 123463960
“Lien” means any lien, mortgage, deed of trust, deed to secure debt, leasehold mortgage, leasehold deed of trust, leasehold deed to secure debt, pledge, hypothecation, security interest or other charge or encumbrance of any kind, or any other similar type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to Real Property.
“Loan Documents” means (a) this Agreement, (b) the Notes, (c) the Collateral
Documents, (d) the Intercreditor Agreement, (e) the Fee Letters and (f) any other document that is executed in connection with the transactions contemplated herewith or therewith and is deemed in writing by a Loan Party and the Administrative Agent to constitute a Loan Document.
“Loan Parties” means the Borrower, Holdings and each Guarantor.
“Local Account” has the meaning specified in the Security Deposit Agreement.
“Loss Event” has the meaning specified in the Security Deposit Agreement.
“Loss Proceeds” has the meaning specified in the Security Deposit Agreement.
“LTP Contracts” means each of the Temple I LTP Contract and the Temple II
LTP Contract.
“LTP Provider” means Siemens.
“Major Maintenance Expenditures” means all expenditures and costs (other than administration costs and expenditures and costs and expenditures incurred in connection with routine maintenance of the Projects) by any Loan Party for scheduled (or reasonably anticipated)
overhauls of, or major maintenance procedures for, the Projects or any part thereof (a) in accordance with Prudent Industry Practice, (b) pursuant to vendor and supplier requirements and recommendations (including teardowns, overhauls, capital improvements and replacements of major components of any Project) or (c) as required to comply with any applicable Requirement of Law.  For purposes of clarity, Major Maintenance Expenditures shall include Contract Service
Agreement Costs.
“Margin Stock” has the meaning specified in Regulation U.
“Material Adverse Effect” means a material adverse effect on (a) the business, condition (financial or otherwise), operations, assets or properties of the Loan Parties (including the Temple I Project and the Temple II Project), taken as a whole, (b) the rights and remedies of any Agent, the Depositary or any other Secured Party under any Loan Document, (c) the legality, validity, binding effect or enforceability of any of the Loan Documents or (d) the ability of any
Loan Party to fully and timely perform its Obligations under any Loan Document to which it is or is to be a party.
“Material Commodity Agreement” means any Permitted Commodity Agreement
(a) that is for 150 megawatts or more of capacity or ancillary services (other than Permitted
Commodity Agreements for sales into the ERCOT Day-Ahead Market (DAM) or Real-Time

AMERICAS 123463960
Market (RTM)) or (b) that has a duration which, when taken together with the start date for such
Permitted Commodity Agreement, is longer than one year.
“Material Project Contract” means, without duplication, (a) the Interconnection
Agreements, (b) the LTP Contracts, (c) the Gas Transportation Agreements, (d) the Tax
Abatement Agreements, (e) the Water Services Agreements, (f) the Energy Management
Agreements, (g) the O&M Agreements, (h) the Standard Form Market Participant Agreement, (i)
each Additional Project Agreement entered into after the date hereof and (j) each Replacement
Project Contract for any Material Project Contract.
“Maturity Date” means the Revolving Commitment Termination Date or the
Term Maturity Date, as context may require.
“Minimum Earnings Amount” has the meaning assigned to that term in Section
2.07(c).
“Minimum Earnings Period” means the period commencing on the Closing Date and ending on the date that is 36 months thereafter; provided that such period shall be extended by a 12-month period for each additional 1-year extension of the Existing Maturity Date pursuant to Section 2.19.
“Moody’s” means Moody’s Investors Services, Inc. or any successor thereof.
“Mortgage Policy” has the meaning specified in Section 3.01(d)(iii)(B).
“Mortgaged Properties” means the Fee Sites and all other Property that is the subject of one or more Mortgages.
“Mortgages” has the meaning specified in Section 3.01(d)(iii).
“Net Cash Proceeds” has the meaning specified in the Security Deposit
Agreement.
“Non-Consenting Lender” has the meaning specified in Section 2.17(c).
“Non-Peak Months” means January, February, March, April, May, October,
November and December.
“Non-Public Information” means material non-public information (within the meaning of United States federal, state or other applicable securities laws) with respect to the
Borrower, any other Loan Party or their respective Affiliates.
“Non-Speculative” means, in the case of any applicable Commodity Agreement, that (a) such Commodity Agreement’s specified amount or volume, nominal or otherwise, or the amount or volume of the hedges entered into thereunder with respect to the applicable Project is limited such that, when taken together with the aggregate volume of hedges under all other
Commodity Agreements in effect with respect to the applicable Project, does not exceed 750

AMERICAS 123463960
MW for any Project (excluding any outages) or fuel input limits of the applicable Project and (b)
such Commodity Agreement is executed, maintained and, if applicable, terminated in a manner such that the amount and delivery of gas purchased and the amount and delivery of power sold under such Commodity Agreement for the applicable Project, in the aggregate, are volumetrically substantially related (i.e., the amount of gas purchased under such Commodity
Agreement is proportional (given the heat rate of the applicable Project(s) and ambient conditions) in all material respects to the amount of power generated and sold, and that the timing of the delivery of such gas purchased is concurrent with the generation of such power).
“Note” means a Term Loan Note or a Revolving Note, as the context may require.
“Notice of Borrowing” has the meaning specified in Section 2.02(a).
“Notice of Conversion” has the meaning specified in Section 2.10(a).
“Notice of Issuance” has the meaning specified in Section 2.03(c).
“Notice of Termination” has the meaning specified in Section 2.03(b).
“NPL” means the National Priorities List under CERCLA.
“O&M Agreements” means that the Temple I O&M Agreement and the Temple
II O&M Agreement.
“O&M Costs” has the meaning specified in the Security Deposit Agreement.
“Obligation” means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such
Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding under Bankruptcy Law.  Without limiting the generality of the foregoing, the Obligations of any Loan Party under the Loan Documents include (a) the obligation to pay principal, interest, prepayment premium, the Minimum Earnings
Amount, charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by such Person under any Loan Document, (b) the obligation of such Person to reimburse any amount in respect of any of the foregoing that any Lender Party, any Agent or the
Depositary, in its sole discretion, may elect to pay or advance on behalf of such Person and (c)
the obligations to pay, discharge and satisfy the Erroneous Payment Subrogation Rights.
“OFAC” has the meaning specified in the definition of “Sanctions”.
“Operator” means either (a) the Initial Operator, (b) subject to Section 6.08, an
Affiliate of Sponsor (provided that none of such Affiliate’s personnel shall be employed by any
Loan Party) or (c) an Approved Replacement Operator appointed to act as replacement operator pursuant to the O&M Agreements.

AMERICAS 123463960
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Advance, Commitment, Note or Loan
Document).
“Other Funding Date” means, as the context may require, the date (other than the
Initial Closing Date) of any Credit Event pursuant to the terms hereunder.
“Other Taxes” means all present or future stamp, excise, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such
Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.17(b)).
“Participant” has the meaning provided in Section 11.07(g).
“Participant Register” has the meaning provided in Section 11.07(g).
“Patriot Act” means the Uniting and Strengthening America by Providing
Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56,
signed into law October 26, 2001.
“Payment Recipient” has the meaning provided in Section 9.12(a).
“Peak Months” means June, July, August and September.
“Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.
“Permitted Affiliate Commodity Agreements” means each Commodity
Agreement that (a) is entered into with an Affiliate of a Loan Party (other than a Loan Party) to
(x) hedge reasonably anticipated commodity price and availability risks associated with any
Project or (y) provide for the sale of energy from any Project that is physically settled, (b) is on terms fair and reasonable to, the Loan Parties (as determined by the applicable Loan Party acting in good faith) and could not reasonably be expected to have a Material Adverse Effect, (c) is entered into in the ordinary course of business in accordance with Prudent Industry Practice, (d)
is entered into in accordance with the terms of Section 6.08, (e) when taken together with the aggregate volume of hedges under all outstanding hedge transactions under all other Permitted
Affiliate Commodity Agreements, does not have hedged volumes that exceed 100 megawatts in any single year and (e) is Non-Speculative.

AMERICAS 123463960
“Permitted Commodity Agreements” means each Commodity Agreement that (a)
is entered into with a Qualified Commodity Counterparty to (x) hedge reasonably anticipated commodity price and availability risks associated with any Project or (y) provide for the sale of energy from any Project that is physically settled, (b) is on terms fair and reasonable to, the Loan
Parties (as determined by the applicable Loan Party acting in good faith) and could not reasonably be expected to have a Material Adverse Effect, (c) is entered into in the ordinary course of business in accordance with Prudent Industry Practice and (d) is Non-Speculative;
provided that each of the J. Aron ISDA, the EDF ISDA, the Energy Management Agreements
and each Retail Energy Purchase Agreement are Permitted Commodity Agreements.
“Permitted Debt” means any Debt permitted to be incurred under Section 6.02.
“Permitted Investments” means (a) (i) any marketable securities (A) issued or directly and unconditionally guaranteed or insured as to interest and principal by the United
States of America or (B) issued by any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America, in each case maturing within one year after the date of issuance and (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public agency or instrumentality thereof, in each case maturing within one year after the date of issuance and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P and at least P-1 from Moody’s, (b) commercial paper maturing no more than three months from the date of acquisition thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P and at least P-1 from Moody’s, (c) any certificate of deposit or bankers’ acceptance maturing not more than three months after its date of acquisition and issued or accepted by any commercial bank organized under the laws of the United States of
America (or any state thereof or the District of Columbia) that (i) is at least “adequately capitalized” (as defined in the regulations of its primary Federal banking regulator) and has Tier
1 capital (as defined in such regulations) of not less than $1,000,000,000 or (ii) is the L/C Issuing
Bank, the Administrative Agent or the Depositary, (d) interest-bearing deposit accounts, including time deposits and certificates of deposit, of any Lender or any domestic or foreign commercial bank whose outstanding short-term debt is rated at least A 1 or the equivalent thereof by S&P or at least P 1 or the equivalent thereof by Moody’s having capital and surplus in excess of $500,000,000 having a maturity not exceeding 90 days from the date of acquisition, (e) shares of any money market mutual fund whose investment criteria are substantially similar to those in respect of the other investments described in the foregoing clauses (a) through (d), (f) fully secured repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (a) above entered into with any bank meeting the qualifications established in clause (d) above, (g) instruments issued by an investment company rated at least A or the equivalent thereof by S&P or at least A2 or the equivalent thereof by Moody’s having a portfolio consisting of 95% or more of the securities described in items (a) through (f) of this definition, (h) investment contracts pursuant to which moneys are deposited (to bear interest at an agreed rate) with a bank, insurance company or other financial institution whose long-term senior unsecured debt is rated at least A or the equivalent thereof by S&P or at least A2 or the equivalent thereof by Moody’s and (i) cash.

AMERICAS 123463960
“Permitted Liens” means each of the following:
(a)Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 5.02;
(b)Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens arising in the ordinary course of business that (i) are for amounts (x) not yet due or (y) which are being Contested and
(ii) individually or together with all other Permitted Liens outstanding on any date of determination do not materially adversely affect the Property to which they relate or materially impair the operation or maintenance of any Project;
(c)pledges or deposits in the ordinary course of business to secure obligations under workers’ compensation laws or similar legislation or to secure public or statutory obligations;
(d)deposits to secure the performance of bids, trade contracts and leases
(other than Debt, Hedge Agreements, Interest Rate Agreements and Commodity
Agreements), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the ordinary course of business, not to exceed $10,000,000 in the aggregate at any time and which Lien is contemplated to be released within 270 days of its attachment;
(e)Liens securing judgments (or the payment of money owing in respect of such judgments) not constituting a Default under Section 8.01(h) or securing appeal or other surety bonds related to such judgments so long as an appeal or proceeding for review is being prosecuted in good faith and for the payment of which adequate reserves, bonds or other security reasonably acceptable to the Administrative Agent have been provided or are fully covered by insurance;
(f)easements, rights of way and other encumbrances on title to Real Property that do not render title to the Property encumbered thereby unmarketable and will not materially adversely affect the use of such Property in the manner contemplated by the
Transaction Documents or the value of such Property for the purpose of such business;
(g)purchase money Liens upon or in Real Property or equipment acquired or held by the Borrower or any Guarantor in the ordinary course of business to secure the purchase price of such Property or equipment or to secure Debt incurred solely for the purpose of financing the acquisition, construction or improvement of any such Property or equipment to be subject to such Liens, or Liens existing on any such Property or equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, however, that no such Lien shall extend to or cover any Property other than the Property or equipment being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any Property not theretofore subject to the Lien being extended, renewed or replaced; and provided further that the aggregate principal amount of the Debt secured by Liens permitted by this clause (g) shall not exceed the amount permitted under Section 6.02(b) at any time outstanding;
(h)Liens arising under Capitalized Leases permitted under Section 6.02(c);
provided that no such Lien shall extend to or cover any Collateral or assets other than the assets subject to such Capitalized Leases;

AMERICAS 123463960
(i)Liens arising by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights;
(j)Liens arising from precautionary Uniform Commercial Code financing statements regarding any interest or title of a licensor, lessor or sublessor under any capital or operating lease otherwise permitted hereunder;
(k)pledges or deposits of Cash or Cash Equivalents securing deductibles, self-insurance, co-payment, co-insurance, retentions or similar obligations to providers of property, casualty or liability insurance in the ordinary course of business;
(l)obligations under the Shared Facilities Agreement, to the extent such obligations constitute Liens;
(m)Liens created under the Collateral Documents; provided that (i) such Liens only secure Obligations of the Loan Parties owed under (A) this Agreement and the other
Loan Documents and (B) Secured Commodity Agreements of the Loan Parties; (ii) such
Liens shall be subject to the terms of the Intercreditor Agreement; (iii) any Qualified
Commodity Counterparty party to any such Secured Commodity Agreement (or its
Collateral Agent) shall have become a party to the Intercreditor Agreement and shall have the obligations of a Secured Party thereunder and (iv) the aggregate Liens in favor of each Qualified Commodity Counterparty party to the Intercreditor Agreement shall not exceed the First Lien Aggregate Cap in respect of such Qualified Commodity
Counterparties (each in effect on such date in accordance with the Intercreditor
Agreement);
(n)liens on any Counterparty Collateral or any Counterparty Collateral
Account in favor of any Qualified Commodity Counterparty;
(o)(i) liens securing Interest Rate Agreements, but only to the extent secured by cash from the proceeds of Retained Excess Cash Flow, Voluntary Equity
Contributions or a combination of the foregoing and (ii) liens on cash collateral securing obligations of the Loan Parties under Permitted Commodity Agreements or Permitted
Affiliate Commodity Agreements, but only to the extent secured by cash from the proceeds of Retained Excess Cash Flow, Voluntary Equity Contributions or a
combination of the foregoing;
(p)minor defects in title, none of which, individually or in the aggregate, materially interfere with the use of the Loan Parties’ Property in the manner contemplated by the Transaction Documents, or the value of such Property for the purpose of such business, or render title to such Property unmarketable, and any matters listed as exceptions to title in the Mortgage Policy or disclosed by the Survey;
(q)to the extent applicable, (i) Liens in favor of ERCOT pursuant to ERCOT
Nodal Protocols on (A) any segregated QSE account for either Project (as described in the Energy Management Agreements) or any similar receipts account in respect of
ERCOT held by the QSE for the account of Temple I or Temple II and (B) all amounts held therein and (ii) Liens in favor of (A) (x) the Temple I Energy Manager arising from the “netting” arrangements set forth in Section 5.2(b) of the Temple I Energy
Management Agreement and (y) the Temple II Energy Manager arising from the
“netting” arrangements set forth in Section 11.6(a) of the Temple II Energy Management
Agreement, and (B) such other Qualified Energy Manager arising from the “netting”
arrangements substantially similar to those permitted with respect to Energy Management

AMERICAS 123463960
Agreement pursuant to subclause (A) above as set forth in any Permitted Replacement
Energy Management Agreements;
(r)Liens securing Subordinated Indebtedness solely to the extent (i) such secured Subordinated Indebtedness is subject to a subordination and intercreditor agreement that, among other things provides for a “silent” second lien, and is acceptable to the Administrative Agent, the Lender Parties and each other Secured Party each in their sole discretion, (ii) the guarantors of such Subordinated Indebtedness are identical to the Guarantors hereunder and (iii) the collateral granted to the Subordinated Indebtedness is identical to the Collateral granted hereunder;
(s)other Liens incident to the ordinary course of business that are not incurred in connection with the incurrence of any Debt or to secure obligations under
Permitted Commodity Agreements and that do not in the aggregate materially impair the use of the Property of the Loan Parties in the manner contemplated by the Transaction
Documents, or the value of such Property for the purposes of such business, in respect of an aggregate amount of obligations with a value not to exceed $10,000,000 at any one time; and
(t)extensions, renewals and replacements of any of the foregoing Liens to the extent and for so long as the indebtedness secured thereby remains outstanding and such indebtedness is expressly permitted by the terms of this Agreement.
“Permitted Operator” means (a) any Operator and (b) any Person (i) that is (or is an Affiliate of a Person that is) a past or present direct or indirect owner of one or more natural gas-fired electric generating facilities with an aggregate capacity of at least 500 megawatts or (ii)
that has (or is an Affiliate of a Person that has) substantial experience as an operator of such electric generating facilities.
“Permitted Owner” means any Person that (a)(i) has a tangible net worth of at least $500,000,000, (ii) is a direct or indirect Subsidiary of a Person that has a tangible net worth of at least $500,000,000, (iii) has its obligations in respect of its direct or indirect ownership interests in Holdings guaranteed by an Affiliate that has a tangible net worth of at least
$500,000,000 or (iv) is an investment, sovereign, private equity or pension fund (or similar legal entity) with invested and unfunded capital commitments of at least $500,000,000 under management or (b) has (or is the direct or indirect Subsidiary of a Person that has) an Investment
Grade rating.
“Permitted Replacement Energy Management Agreements” means each energy management agreement that (a) is entered into with a Qualified Energy Manager, (b) could not have a material and adverse impact on the Lenders or the applicable Project and (c) is entered into in the ordinary course of business in accordance with Prudent Industry Practice and not for speculative purposes.
“Person” means an individual, partnership, limited partnership, corporation
(including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity or a Governmental Authority.
“PGC” means a “power generation company” as that term is defined in PURA.

AMERICAS 123463960
“Platform” has the meaning specified in Section 11.02(b).
“Pledge Agreement” has the meaning specified in Section 3.01(d)(v).
“Pledged Collateral” has the meaning specified in the Pledge Agreement.
“Preferred Interests” means, with respect to any Person, Equity Interests issued by such Person that are entitled to a preference or priority over any other Equity Interests issued by such Person upon any distribution of such Person’s property and assets, whether by dividend or upon liquidation.
“Prepayment Account” has the meaning specified in the Security Deposit
Agreement.
“Prepayment Event” means the occurrence of any Asset Sale, Loss Event, Title
Event, Equity Issuance, Early Termination Event or the incurrence or issuance of any Debt (other than Permitted Debt).
“Prime Rate” means the rate of interest per annum last quoted by The Wall Street
Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve
Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the
Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the
Administrative Agent).  Any change in the Prime Rate shall take effect at the opening of business on the day such change is publicly announced or quoted as being effective.
“Pro Rata Share” of any amount means, with respect to any Lender and amounts relating to a Facility at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s Commitment at such time (or, if the Commitments shall have been terminated pursuant to Section 8.01, such Lender’s Commitment as in effect immediately prior to such termination) and the denominator of which is such Facility at such time (or, if the Commitments shall have been terminated pursuant to Section 2.06 or Section
8.01, such Facility as in effect immediately prior to such termination).
“Project” means each of the Temple I Project and the Temple II Project.
“Project Agreement” means each Material Project Contract, all Easement
Agreements, each Permitted Commodity Agreement, each Permitted Affiliate Commodity
Agreement, each Interest Rate Agreement and each other Contractual Obligation related to the operation, maintenance, management, administration, ownership or use of any Project, the provision of fuel, water and other inputs therefor, the sale of electricity or other products therefrom, the disposal of wastewater or other outputs therefrom, or the provision of services therefor, entered into by any Loan Party and any other Person, or assigned to any Loan Party.

AMERICAS 123463960
“Project Counterparty” means, with respect to any Material Project Contract, any
Person (other than the Loan Parties) that is a party to such Material Project Contract (including any such Person guaranteeing the obligations of such Person under such Material Project
Contract).
“Property” means any right or interest in or to any asset or property of any kind whatsoever (including Equity Interests), whether real, personal or mixed and whether tangible or intangible.
“Prudent Industry Practices” means those practices, methods, equipment, techniques, specifications and standards of safety and performance that are commonly used from time to time by gas-fired electric generation stations in ERCOT as good, safe and prudent engineering and operating practices, which, in the exercise of reasonable judgment in light of facts known at the time the decision was made, could have been expected to accomplish a desired result at a reasonable cost in connection with the operation, maintenance, repair and use of electric generating and other equipment, facilities and improvements of such electrical generation stations, with commensurate standards of safety, performance, dependability, efficiency and economy having due regard for Requirements of Law, Governmental
Authorizations and applicable Contractual Obligations, and considering the type and size of the applicable Project.  “Prudent Industry Practices” is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather to a spectrum of possible practices, methods or acts having due regard for, among other things, Requirements of Law,
Governmental Authorizations and applicable Contractual Obligations.
“Public Lender” has the meaning specified in Section 11.02(e).
“PUCT” means the Public Utility Commission of Texas.
“PUHCA” means the Public Utility Holding Company Act of 2005, as set forth in
Energy Policy Act (EPAct) of 2005, Pub. L. No. 109-58, 1261-1277 (2005), and the rules and regulations promulgated thereunder.
“PURA” means the Texas Public Utility Regulatory Act, set forth in the Tex. Util.
Code Ann. §§ 11.001-66.016, and the rules and regulations promulgated thereunder.
“QFC Credit Support” has the meaning assigned to it in Section 11.29.
“Qualified Commodity Counterparty” means (a) for any Permitted Commodity
Agreement that has a term of six months or less and is entered into for the sale of energy from the applicable Project that is physically settled, any Person that is in the business of buying or selling electric energy or natural gas and (b) for any Permitted Commodity Agreement that has a term greater than six months, any Person (or any Person whose obligations under the applicable
Permitted Commodity Agreement are guaranteed by an entity) (i) that is, as of the date of the applicable Permitted Commodity Agreement (A) a commercial bank, investment bank, insurance company, investment fund or other similar financial institution or any Affiliate thereof which is engaged in the business of entering into Commodity Agreements, (B) a public utility or (C) in

AMERICAS 123463960
the business of selling, marketing, purchasing, transporting, distributing, hedging or storing electric energy (or related products), fuel, oil, or natural gas and (ii) solely to the extent that
Liens under the Collateral Documents are intended to benefit such Person, that, at the time the applicable Permitted Commodity Agreement is entered into, is either (A) Investment Grade or
(B) a Person who has executed and delivered (and maintains in full force and effect) a credit support annex in connection with such Permitted Commodity Agreement, together with any other Permitted Commodity Agreements entered into in reliance on this clause (B), that provides for unsecured exposure thresholds for all such Permitted Commodity Agreements not exceeding
$1,000,000 in the aggregate and further provides for Required Credit Support to be posted by such Person above such unsecured exposure threshold; provided that each of J. Aron & Company
LLC, EDF Trading North America, LLC, Tenaska Power Services Co., Shell Energy North
America (US), L.P., BP Energy Company, Citadel Energy Marketing LLC, DRW Energy
Trading LLC, Mercuria Energy America, LLC, ENGIE Energy Marketing NA, Inc., and, in each case, their respective affiliates, shall be a Qualified Commodity Counterparty; provided further that in no event shall any Loan Party or any Affiliate of a Loan Party constitute a Qualified
Commodity Counterparty.
“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each
Guarantor that has total assets exceeding $10,000,000 at the time the guarantee, indemnity or keepwell or grant of any relevant security interest becomes effective with respect to such Swap
Obligation or such other person as constitutes an “eligible contract participant” under the
Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Qualified Energy Manager” means each of the Energy Manager, EDF Trading
North America, LLC, ETC Endure Energy, LLC, Tenaska Power Services Co., Sempra Gas &
Power Marketing, LLC, Engie Energy Marketing N.A., or any of their respective Affiliates.
“R&W Insurance Proceeds” has the meaning specified in the Security Deposit
Agreement.
“Real Property” means all right, title and interest of each Loan Party in and to any and all parcels of real Property owned, leased or operated by each such Loan Party, or in which such Loan Party has an easement interest, together with all improvements and appurtenant fixtures, equipment, personal property, easements and other property and rights incidental to the ownership, lease or operation thereof, including the Sites.
“Recipient” means (a) the Administrative Agent and (b) any Lender Party, as
applicable.
“Reciprocal Access Easement” means the Reciprocal Private Access Easement, dated as of April 3, 2013, by and among Temple II and Temple I.
“Redeemable” means, with respect to any Equity Interest, any such Equity
Interest that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates,

AMERICAS 123463960
whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.
“Register” has the meaning specified in Section 11.07(e).
“Regulation U” means Regulation U of the Board, as in effect from time to time.
“Regulation X” means Regulation X of the Board, as in effect from time to time.
“Related Parties” means, with respect to any Person, such Person’s Affiliates and such Person’s and such Person’s Affiliates’ respective partners, directors, officers, employees, agents and advisors.
“Relevant Governmental Body” means the Federal Reserve Board or the Federal
Reserve Bank of New York, or a committee officially endorsed or convened by the Federal
Reserve Board or the Federal Reserve Bank of New York, or any successor thereto.
“Replacement Project Contract” means any agreement entered into in replacement of a Material Project Contract which has substantially similar or more favorable economic effect on the applicable Loan Parties and substantially similar or more favorable non-
economic terms (taken as a whole) for the applicable Loan Parties as the Material Project
Contract being replaced; provided that (i) any Energy Management Agreement upon expiration or termination thereof may be replaced with a Permitted Replacement Energy Management
Agreement in accordance with Section 6.16, (ii) as to any LTP Contract, or any Gas
Transportation Agreement, with a counterparty (or a guarantor of such counterparty’s obligations pursuant to an unconditional payment and performance guaranty) having substantially similar or better creditworthiness and experience than that of the counterparty being replaced (as determined on any date of determination by comparing the creditworthiness and experience of the potential counterparty on such date of determination to the creditworthiness and experience of the counterparty to the Material Project Contract being replaced on the date such Material
Project Contract being replaced was originally entered into).
“Required Credit Support” means, with respect to any Secured Commodity
Agreement, either (a) cash deposits and/or letters of credit from a commercial bank that is
Investment Grade, in each case, that must be posted in any amount above any unsecured threshold, which unsecured threshold for all such Secured Commodity Agreements shall not exceed $1,000,000 in the aggregate, to cover the applicable Loan Party’s exposure to the counterparty under such Secured Commodity Agreement or (b) an unconditional payment guarantee from a Person that is Investment Grade.
“Required Lenders” means, at any time, Lenders owed or holding at least a majority in interest of the sum of (a) the aggregate principal amount of the Advances outstanding at such time and (b) Unused Commitments.  The Advances and Unused Commitments of any
Defaulting Lender (other than Beal Bank USA and its Affiliates) shall be disregarded in determining Required Lenders at any time.

AMERICAS 123463960
“Requirements of Law” means, as to any Person, the Constituent Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, ERCOT or any other applicable independent system operator or regional transmission organization, including any requirement under any Governmental
Authorization, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means, as to any Person, its president, chief executive officer, any executive vice president, vice president, chief financial officer, principal accounting officer, controller, treasurer or secretary, any managing general partner, managing director or manager (or any of the preceding with regard to such Person’s managing general partner or manager) or authorized representative.
“Restricted Party” means a Person that is:
(a)Listed on, or owned or otherwise (directly or indirectly) controlled by a person listed on, or acting on behalf of a person listed on, any Sanctions List;
(b)Located in, incorporated under the laws of, or owned or otherwise
(directly or indirectly) controlled by, or acting on behalf of, a person located in or organized under the laws of a country that is the target of country-wide or territory wide
Sanctions; or
(c)Otherwise a target of Sanctions (“target of Sanctions” signifying a person with whom a United States person or other national of a Sanctions Authority would be prohibited or restricted by law from engaging in trade, business, or other activities).
“Restricted Payment” has the meaning specified in Section 6.07.
“Restricting Information” has the meaning specified in Section 11.02(f).
“Retail Energy Purchase Agreements” means each agreement that is (i) for any
Project’s purchase of energy to serve the electrical load at the applicable Project site (other than any agreement with another Loan Parties or any of their Affiliates), in each case, all related transactions and confirmations that are subject to the terms and conditions of, or governed by, such agreements and (ii) Non-Speculative.
“Retained Excess Cash Flow” means an amount equal to that portion of excess cash flow permitted to be retained by the Loan Parties pursuant to Section 2.07(b)(i).
“Revenue Account” has the meaning specified in Security Deposit Agreement.
“Revenues” has the meaning specified in the Security Deposit Agreement.

AMERICAS 123463960
“Revolving Advance” means a loan made by a Revolving Lender to the Borrower pursuant to Section 2.01(b) or Section 2.04(a).
“Revolving Availability Period” means the period from and including the Closing
Date to but excluding the Revolving Commitment Termination Date.
“Revolving Borrowing” means a borrowing consisting of simultaneous Revolving
Advances of the same Type and, in the case of SOFR Advances, having the same Interest Period made by the Revolving Lenders.
“Revolving Commitment” means, with respect to each Revolving Lender on any date, the commitment of such Lender to (a) make a Revolving Advance if such Advance is required to be disbursed on such date and (b) purchase a participation in L/C Obligations if such participation is required to be purchased on such date, expressed as an amount representing the maximum principal or face amount of such Revolving Advance or Letter of Credit (as applicable), as such commitment may be reduced or increased from time to time pursuant to
Section 11.07 or reduced from time to time pursuant to Section 2.07.  The initial amount of such
Lender’s Revolving Commitment is set forth on Schedule I or in the Assignment and
Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable.
“Revolving Commitment Termination Date” means the date that is five (5)
Business Days prior to the Term Maturity Date (as such date may be extended in accordance with the terms hereof).
“Revolving Credit Exposure” means, as to any Revolving Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Advances and such
Revolving Lender’s participation in L/C Obligations at such time.
“Revolving Facility” has the meaning specified in the preliminary statements.
“Revolving Lender” means the Persons listed on Schedule I holding a Revolving
Commitment or Revolving Advances and any other Person that shall have become party hereto holding a Revolving Commitment or Revolving Advances pursuant to an Assignment and
Assumption or a joinder agreement, other than any such Person that ceases to be a party hereto holding a Revolving Commitment or Revolving Advances pursuant to an Assignment and
Assumption.  Unless the context requires otherwise, the term “Revolving Lenders” does not include the Administrative Agent or the L/C Issuing Banks in their respective capacities as the
Administrative Agent or as the L/C Issuing Bank.
“Revolving Note” means a promissory note of the Borrower payable to any
Revolving Lender substantially in the form of Exhibit B-2 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Revolving Advance made by such Lender.
“S&P” means Standard & Poor’s, a division of The McGraw-Hill Companies,
Inc., or any successor thereof.

AMERICAS 123463960
“Sanctions” means the economic sanctions laws, regulations, embargoes or restrictive measures administered, enacted, or enforced by:  (a) the United States government, including but not limited to, the Executive Order, the USA Patriot Act of 2001, the U.S.
International Emergency Economic Powers Act (50 U.S.C. §§ 1701 et seq.), the U.S. Trading
with the Enemy Act (50 U.S.C. App. §§ 1 et seq.), the U.S. United Nations Participation Act, the
U.S. Syria Accountability and Lebanese Sovereignty Act, the U.S. Comprehensive Iran
Sanctions, Accountability, and Divestment Act of 2010 or the Iran Sanctions Act, Section 1245
of the National Defense Authorization Act of 2012, The Iran Freedom and Counter-Proliferation
Act of 2012, the Iran Threat Reduction and Syria Human Rights Act of 2012, all as amended, or any of the foreign assets control regulations (including but not limited to 31 C.F.R., Subtitle B,
Chapter V, as amended); (b) the United Nations; (c) the European Union and its member states;
(d) the United Kingdom; or (e) the respective governmental institutions and agencies of any of the foregoing, including without limitation, the Office of Foreign Assets Control (“OFAC”), the
United States Department of State, His Majesty’s Treasury (“HMT”), the United Nations
Security Council, or other relevant sanctions authority (together the “Sanctions Authorities”).
“Sanctions Authorities” has the meaning specified in the definition of
“Sanctions”.
“Sanctions List” means the Annex to the Executive Order, the Specially
Designated Nationals and Blocked Persons List maintained by OFAC, the Consolidated List of
Financial Sanctions Targets and the Investment Ban List maintained by HMT, or any list maintained by, or public announcement of Sanctions designation made by, any of the Sanctions
Authorities.
“Sanctions Violation” has the meaning specified in Section 5.14.
“Scheduled Payment Date” means each March 31st, June 30th, September 30th and December 31st of each calendar year, commencing with September 30, 2023, or, if any such day is not a Business Day, the Business Day occurring immediately prior thereto.
“Secretary” means, as to any Person, the individual performing on behalf of such
Person the duties customarily performed by a secretary of a business corporation, whether or not such individual has been appointed as the “secretary” of such Person.
“Secured Commodity Agreement” means any Permitted Commodity Agreement permitted to be entered into under Section 6.14 that by its terms is required to be secured by a
Lien under the Collateral Documents and is entered into with any Person that is a Qualified
Commodity Counterparty as of the time entered into.
“Secured Obligations” has the meaning specified in the Intercreditor Agreement.
“Secured Parties” has the meaning specified in the Intercreditor Agreement.
“Security Agreement” has the meaning specified in Section 3.01(d)(ii).

AMERICAS 123463960
“Security Deposit Agreement” has the meaning specified in Section 3.01(d)(iv).
“Seller” has the meaning specified in the preliminary statements.
“Shared Expenses” has the meaning specified in the Shared Facilities Agreement.
“Shared Facilities” has the meaning specified in the preliminary statements.
“Shared Facilities Agreement” means that certain Second Amended and Restated
Shared Facilities Agreement, dated as of November 9, 2018.
“Shared Facilities Assignment Agreements” means any agreements relating to assignment of the Assigned Shared Assets pursuant to Section 6.5 of the Shared Facilities
Agreement.
“Shared Facilities Easement Agreement” means that certain Easement
Agreement, dated as of November 9, 2018, by and among Temple I, Temple II and the Shared
Facilities SPE.
“Shared Facilities Easements” means each of (a) the easements and other Real
Property rights granted by Temple I to Temple II pursuant to any Easement Agreement and (b)
the easements and other Real Property rights granted by Temple II to Temple I pursuant to any
Easement Agreement.
“Shared Facilities Manager” means either (a) Consolidated Asset Management
Services Texas (O&M), LLC, a Delaware limited liability company, in its capacity as
“Manager” under the Shared Facilities Agreement, or its permitted successors or assigns or (b)
an Approved Replacement Operator appointed to act as a replacement Shared Facilities Manager pursuant to the Shared Facilities Agreement.
“Shared Facilities SPE” means Temple Generation SF LLC, a Delaware limited liability company.
“Shared Facilities SPE Permitted Lien” means each of the following:
(a)Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 5.02;
(b)Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens arising in the ordinary course of business that (i) are for amounts (x) not yet due or (y) which are being Contested and
(ii) individually or together with all other Shared Facilities SPE Permitted Liens outstanding on any date of determination do not materially adversely affect the Property to which they relate or materially impair the operation or maintenance of the Shared
Facilities;
(c)pledges or deposits in the ordinary course of business to secure obligations under workers’ compensation laws or similar legislation or to secure public or statutory obligations; and

AMERICAS 123463960
(d)minor defects in title, none of which, individually or in the aggregate, materially interfere with the use of the Shared Facilities SPE’s Property in the manner contemplated by the Shared Facilities Agreement, or the value of such Property for the purpose of such business, or render title to such Property unmarketable.
“Siemens” means Siemens Energy, Inc., a Delaware corporation.
“Site” means each of the Temple I Site and the Temple II Site.
“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“SOFR Advance” means an Advance that bears interest at a rate based on Term
SOFR, other than pursuant to clause (c) of the definition of “Base Rate”.
“Solvent” and “Solvency” mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c)
such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital.  The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“SPC” has the meaning specified in Section 11.07(l).
“Specified Project MAE” means a material adverse effect on (a) the business, condition (financial or otherwise), operations, assets or properties of the applicable Loan Party with respect to any Project, taken as a whole, (b) the rights and remedies of any Agent, the
Depositary or any other Secured Party under any Loan Document, (c) the legality, validity, binding effect or enforceability of any of the Loan Documents or (d) the ability of any Loan
Party to fully and timely perform its Obligations under any Loan Document to which it is or is to be a party.
“Specified Reimbursement Obligations” means those certain obligations of
Temple II to reimburse the City of Temple for expenditures in connection with those certain
Utility System Revenue Bonds, Taxable Series 2014 in the amount of $12,990,000, dated March
15, 2014, as contemplated by Section 6.6 of the Temple II Water Services Agreement.
“Sponsor” means BKV-BPP Power LLC, a Delaware limited liability company.

AMERICAS 123463960
“Standard Form Market Participant Agreements” means each of the Temple I
Standard Form Market Participant Agreement and the Temple II Standard Market Form
Participant Agreement.
“Subordinated Indebtedness” means the portion of any Debt of the type described in clause (a) of the definition thereof incurred by the Loan Parties from the Sponsor or other Affiliates of the Loan Parties or the Sponsor (other than the Loan Parties) that (a) is either
(x) (i) unsecured and (ii) contractually subordinated in right of payment to the Obligations on terms relating to such contractual subordination and pursuant to the terms of an intercreditor agreement that, in each case is in form and substance satisfactory to the Lenders or (y) secured, provided that the security meets the requirements set forth in clause (r) of the definition of
“Permitted Liens”, (b) has a maturity date no earlier than the Maturity Date, and (c) does not provide for any scheduled payments of interest or principal in cash prior to the Maturity Date
(provided that (A) capitalized or paid-in-kind interest, or interest which represents deferred amortization at any time or (B) any such payments with the proceeds of the Retained Excess
Cash Flow, Voluntary Equity Contributions or a combination of the foregoing shall not be deemed to contravene this clause (c)).
“Subordinated Obligations” has the meaning specified in Section 10.05.
“Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of
Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate, in each case, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries.
“Support Instrument” means, with respect to any Material Project Contract, any guarantee, letter of credit, surety, payment or performance bond or other agreement or instrument relating to the performance by any Person of its obligations under such Material Project Contract.
“Survey” has the meaning specified in Section 3.01(d)(iii)(C).
“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.
“Synthetic Debt” means, with respect to any Person, without duplication of any clause within the definition of “Debt,” all (a) Obligations of such Person under any lease that is treated as an operating lease for financial accounting purposes and a financing lease for tax purposes (i.e., a “synthetic lease”), (b) Obligations of such Person in respect of transactions entered into by such Person, the proceeds from which would be reflected on the financial statements of such Person in accordance with GAAP as cash flows from financings at the time

AMERICAS 123463960
such transaction was entered into (other than as a result of the issuance of Equity Interests) and
(c) Obligations of such Person in respect of other transactions entered into by such Person that are not otherwise addressed in the definition of “Debt” or in clause (a) or (b) above that are intended to function primarily as a borrowing of funds (including, without limitation, any minority interest transactions that function primarily as a borrowing).
“Tax Abatement Agreements” means each of the Temple I Tax Abatement
Agreement and the Temple II Tax Abatement Agreement.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any
Governmental Authority, including any interest, additions to tax, or penalties applicable thereto.
“Temple I” means Temple Generation I, LLC (f/k/a Panda Temple Power, LLC),
a Delaware limited liability company.
“Temple I Access Easements” means (a) the Temple I Water and Sewer
Easement Agreement, (b) the Reciprocal Access Easement and (c) each other agreement designated as a Temple I Access Easement on Schedule 1.01.
“Temple I Energy Center” means the approximately 760 megawatt combined cycle natural gas-fired electric generating unit constructed in connection with the Temple I
Project and located on the Temple I Site.
“Temple I Energy Management Agreement” means that certain Energy
Management Agreement, dated as of October 1, 2022, by and between Borrower (as transferee of
Temple I) and the Temple I Energy Manager.
“Temple I Energy Manager” means EDF Trading North America, LLC, a Texas limited liability company.
“Temple I ETF Gas Transportation Agreements” means (a) that certain
Intrastate Gas Transportation Service Agreement, dated as of March 1, 2012, between ETC Katy
Pipeline, Ltd. and Temple I; (b) that certain Intrastate Natural Gas Transportation Service
Agreement, dated as of March 1, 2012 between Oasis Pipeline, L.P. and Temple I; (c) that certain Intrastate Natural Gas Transportation Service Agreement, dated as of March 1, 2012 between ETF and Temple I; (d) that certain Intrastate Natural Gas Transportation Service
Agreement, dated as of March 1, 2012 between Houston Pipe Line Company, LP and Temple I;
and (e) that certain Master Intrastate Gas Storage Agreement, dated as of March 1, 2012 between
Houston Pipe Line Company LP and Temple I.
“Temple I Financial Statements” has the meaning specified in Section
3.01(d)(xiii).
“Temple I Gas Transportation Agreements” means (a) that certain Interruptible
Natural Gas Transportation Agreement, effective as of January 1, 2014, between Atmos and

AMERICAS 123463960
Temple I, as amended by that certain Amendment No. 1 effective as of April 1, 2019, (b) that certain Letter Agreement, dated as of May 23, 2012, between Atmos Pipeline - Texas and
Temple Generation I, LLC (f/k/a Panda Temple Power, LLC) and (c) the Temple I ETF Gas
Transportation Agreements.
“Temple I Interconnection Agreement” means that certain ERCOT Standard
Generation Interconnection Agreement, dated as of June 21, 2012, by and between Temple I and the Transmission Service Provider.
“Temple I June Revenue Amount” has the meaning assigned to such term in the
Security Deposit Agreement.
“Temple I LTP Contract” means the Long-Term Program Contract, dated as of
March 20, 2012, by and between Temple I and the LTP Provider, as amended.
“Temple I O&M Agreement” means that certain Operation and Maintenance
Agreement, entered into as of January 1, 2023, by and between Temple I and the Initial Operator.
“Temple I Project” means the ownership, operation and maintenance of, collectively, the Temple I Energy Center and all attendant buildings, structures and improvements, all alterations thereto and replacements thereof, all fixtures, attachments, appliances, equipment, machinery and other articles attached thereto or used in connection therewith and all parts which may from time to time be incorporated or installed in or attached thereto, including the Shared Facilities and all related Material Project Contracts, all Easement
Agreements, all leases of Real Property or personal Property related thereto, all other Real
Property and tangible and intangible personal Property owned, leased or otherwise under the control of Temple I (or, to the extent used in connection with the operation of the Temple I
Energy Center and the Shared Facilities, any other Loan Party), the Governmental
Authorizations required in connection with (or otherwise related to) the Temple I Energy Center and the Shared Facilities and any electrical or gas interconnections, water intake structure or pipelines owned or leased by Temple I (or, to the extent used in connection with the operation of the Temple I Energy Center and the Shared Facilities, any other Loan Party).
“Temple I Site” means the Fee Site on which the Temple I Project is located, as described more fully in the Mortgage Policy, together with any fixtures and civil works construction thereon and any other easements, licenses, and other real property rights and interests required for the operation of the Temple I Project, including any land required for the operation of the Temple I Project referred to in the Easement Agreements.
“Temple I Standard Form Market Participant Agreement” means that certain
Standard Form Market Participant Agreement, with an effective date of April 1, 2016, by and between Temple I and ERCOT.
“Temple I Tax Abatement Agreement” means that certain Tax Abatement
Agreement (2011), adopted by the City Council of the City of Temple, Texas on May 5, 2011,

AMERICAS 123463960
among Temple I, the City of Temple, Texas, Bell County, Texas, Temple College, Clearwater
Underground Water Conservation District and each other party named therein.
“Temple I Water and Sewer Easement Agreement” means that certain Easement
Agreement for Access and Utilities, dated as of March 27, 2013, by and among the City of
Temple and Temple II.
“Temple I Water Services Agreement” means that certain 2009 Effluent and
Water Purchase Agreement (TPB), dated as of November 23, 2009, by and between the City of
Temple and Temple I, as assigned to Temple Generation SF LLC pursuant to the Bill of Sale and
Assignment and Assumption Agreement, dated as of November 9, 2018.
“Temple II” means CXA Temple 2, LLC, a Texas limited liability company, as assignee from Panda Temple Power II, LLC.
“Temple II Access Easements” means (a) the Temple II Water and Sewer
Easement Agreement, (b) the Reciprocal Access Easement and (c) each other agreement designated as a Temple II Access Easement on Schedule 1.01.
“Temple II Acquisition” has the meaning specified in the preliminary statements.
“Temple II Atmos Gas Transportation Service Agreement” means that certain
NGPA § 311 Interruptible Gas Transportation Service Agreement, dated as of February 14,
2013, by and between Panda Temple Power II, LLC and Atmos and attached as Exhibit “B” to that certain Temple II Atmos Subscription Agreement, as amended by that certain Amendment to
Subscription Agreement, Natural Gas Transportation Agreement, and Interruptible Gas
Transportation Service Agreement, dated as of May 18, 2015.
“Temple II Atmos Natural Gas Transportation Agreement” means that certain
Natural Gas Transportation Agreement, dated as of February 14, 2013, by and between Panda
Temple Power II, LLC and Atmos and attached as Exhibit “A” to that certain Temple II Atmos
Subscription Agreement, as amended by that certain Amendment to Subscription Agreement,
Natural Gas Transportation Agreement, and Interruptible Gas Transportation Service Agreement,
dated as of May 18, 2015.
“Temple II Atmos Subscription Agreement” means that certain Subscription
Agreement for Additional Transportation Capacity, dated as of February 14, 2013, by and between Panda Temple Power II, LLC and Atmos, as amended by that certain Amendment to
Subscription Agreement, Natural Gas Transportation Agreement, and Interruptible Gas
Transportation Service Agreement, dated as of May 18, 2015.
“Temple II Atmos Transportation Agreements” means the Temple II Atmos Gas
Transportation Service Agreement, the Temple II Atmos Natural Gas Transportation Agreement
and the Temple II Atmos Subscription Agreement.

AMERICAS 123463960
“Temple II Coufal Site Deed of Conveyance” means that certain unconditional and irrevocable deed of conveyance, dated as of March 26, 2013, delivered by the Coufal Family
Limited Partnership to Temple II in connection with the transfer, sale, assignment and conveyance by the Coufal Family Limited Partnership to Temple II of a one hundred percent
(100%) ownership interest (fee simple) in and to a portion of the Temple II Site owned as of such date by the Coufal Family Limited Partnership.
“Temple II Energy Center” means the approximately 760 megawatt combined cycle natural gas-fired electric generating unit constructed in connection with the Temple I
Project and located on the Temple II Site.
“Temple II Energy Management Agreement” means that certain Energy
Management Agreement, dated as of January 21, 2019, by and between Temple II and the
Temple II Energy Manager.
“Temple II Energy Manager” means Tenaska Power Services Co., a Delaware limited liability company.
“Temple II ETF Gas Transportation Agreement” means that certain Intrastate
Natural Gas Transportation Service Agreement, dated as of January 1, 2013, by and between
Panda Temple Power II, LLC and ETF, and the related Service Agreement Confirmation No.
149-12149-02-101, dated as of January 1, 2013.
“Temple II Gas Transportation Agreements” means the Temple II ETF Gas
Transportation Agreement and each of the Temple II Atmos Transportation Agreements.
“Temple II Interconnection Agreement” means that certain ERCOT Standard
Generation Interconnection Agreement, dated as of June 21, 2012, by and between Panda
Temple Power II, LLC and the Transmission Service Provider, as amended by that certain
Amendment No.1, dated as of January 30, 2013.
“Temple II LTP Contract” means that certain Long-Term Program Contract, dated as of February 8, 2013, by and between Panda Temple Power II, LLC and the LTP
Provider, as amended by that certain Amendment No. 1 dated as of August 1, 2014, that certain
Amendment No. 2 dated as of June 27, 2014, and that certain Amendment No. 3 dated as of June
7, 2022.
“Temple II O&M Agreement” means that certain Operation and Maintenance
Agreement, dated as of January 1, 2023, by and between Temple II and the Initial Operator.
“Temple II Project” means the ownership, operation and maintenance of, collectively, the Temple II Energy Center and all attendant buildings, structures and improvements, all alterations thereto and replacements thereof, all fixtures, attachments, appliances, equipment, machinery and other articles attached thereto or used in connection therewith and all parts which may from time to time be incorporated or installed in or attached thereto, including the Shared Facilities and all related Material Project Contracts, all Easement

AMERICAS 123463960
Agreements, all leases of Real Property or personal Property related thereto, all other Real
Property and tangible and intangible personal Property owned, leased or otherwise under the control of Temple II (or, to the extent used in connection with the operation of the Temple II
Energy Center and the Shared Facilities, any other Loan Party), the Governmental
Authorizations required in connection with (or otherwise related to) the Temple II Energy Center and the Shared Facilities and any electrical or gas interconnections, water intake structure or pipelines owned or leased by Temple II (or, to the extent used in connection with the operation of the Temple II Energy Center and the Shared Facilities, any other Loan Party).
“Temple II PSA” has the meaning specified in the preliminary statements.
“Temple II Site” means the Fee Site on which the Temple II Project is located, as described more fully in the Mortgage Policy, together with any fixtures and civil works construction thereon and any other easements, licenses, and other real property rights and interests required for the operation of the Temple II Project, including any land required for the operation of the Temple II Project referred to in the Easement Agreements.
“Temple II Site Deed of Conveyance” means that certain unconditional and irrevocable deed of conveyance, dated as of March 28, 2013, delivered by Temple I to Temple II in connection with the transfer, sale, assignment and conveyance by Temple I to Temple II of a one hundred percent (100%) ownership interest (fee simple) in and to a portion of the Temple II
Site owned as of such date by Temple I.
“Temple II Standard Form Market Participant Agreement” means that certain
Standard Form Market Participant Agreement, with an effective date of June 7, 2022, by and between Temple II and ERCOT.
“Temple II Tax Abatement Agreement” means that certain Tax Abatement
Agreement (2012), adopted by the City Council of the City of Temple, Texas on December 6,
2012, among Panda Temple Power II, LLC, City of Temple, Texas, Bell County, Texas, and
Temple College, as subsequently assigned to and assumed by CXA Temple 2, LLC pursuant to that certain Assignment and Assumption Agreement among the parties and CXA Temple 2, LLC effective as of June 6, 2022.
“Temple II Water and Sewer Easement Agreement” means that certain Easement
Agreement for Access and Utilities, dated as of March 27, 2013, by and among the City of
Temple and Temple I.
“Temple II Water Services Agreement” means that certain 2013 Effluent and
Water Purchase Agreement (TPB), dated as of February 4, 2013, by and between the City of
Temple and Temple II, as assigned to Temple Generation SF LLC pursuant to the Bill of Sale and Assignment and Assumption Agreement, dated as of November 9, 2018.
“Term Loan Advances” has the meaning specified in Section 2.01(a).

AMERICAS 123463960
“Term Loan Borrowing” means a borrowing consisting of simultaneous Term
Loan Advances of the same Type made by the Term Loan Lenders.
“Term Loan Commitments” means, with respect to any Term Loan Lender at any time, the amount set forth opposite such Term Loan Lender’s name on Schedule I under the heading “Term Loan Commitment”, or if such Term Loan Lender has entered into one or more
Assignment and Assumptions, set forth for such Term Loan Lender in the Register maintained by the Administrative Agent pursuant to Section 11.07(e) as such Lender’s “Term Loan
Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.06.
“Term Loan Facility” has the meaning specified in the preliminary statements.
“Term Loan Lender” means any Lender that has a Term Loan Commitment.
“Term Loan Note” means a promissory note of the Borrower payable to any
Term Loan Lender substantially in the form of Exhibit B-1 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Term Loan Advance made by such Lender.
“Term Maturity Date” means July 10, 2028, subject to extension in accordance with Section 2.19 (except that, if such date is not a Business Day, the Term Maturity Date shall be the next preceding Business Day), or, if earlier, the date of acceleration of such date as provided for in Section 8.01.
“Term Repayment Date” has the meaning specified in the Security Deposit
Agreement.
“Term SOFR” means,
(a)for any calculation with respect to a SOFR Advance, the Term SOFR
Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government
Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m.
(New York City time) on any Periodic Term SOFR Determination Day the Term SOFR
Reference Rate for the applicable tenor has not been published by the Term SOFR
Administrator and a Benchmark Replacement Date with respect to the Term SOFR
Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference
Rate for such tenor as published by the Term SOFR Administrator on the first preceding
U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S.
Government Securities Business Days prior to such Periodic Term SOFR Determination
Day, and
(b)for any calculation with respect to a Base Rate Advance on any day, the
Term SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR
Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business
Days prior to such day, as such rate is published by the Term SOFR Administrator;
provided, however, that if as of 5:00 p.m. (New York City time) on any ABR Term
SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has

AMERICAS 123463960
not been published by the Term SOFR Administrator and a Benchmark Replacement
Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR
Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR
Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such ABR
Term SOFR Determination Day;
provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.
“Term SOFR Administrator” means CME Group Benchmark Administration
Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the
Administrative Agent in its reasonable discretion).
“Term SOFR Reference Rate” means the forward-looking term rate based on
SOFR.
“Termination Payment” has the meaning specified in the Intercreditor
Agreement.
“Title Event” has the meaning specified in the Security Deposit Agreement.
“Title Event Proceeds” has the meaning specified in the Security Deposit
Agreement.
“Title Insurer” means Fidelity National Title Insurance Company.
“Transaction” means collectively, (a) the ownership and operation of each
Project as contemplated by the Transaction Documents, (b) the execution, delivery and performance by the Loan Parties of the Loan Documents, (c) the Borrowings hereunder and the issuance of Letters of Credit and the use of proceeds of each of the foregoing, (d) the granting of the Liens pursuant to the Collateral Documents, and (e) any other transactions entered into by any Loan Party in connection with the foregoing, to the extent permitted under the Loan
Documents.
“Transaction Documents” means, collectively, the Material Project Contracts, the
Interest Rate Agreements, the Permitted Commodity Agreements, the Permitted Affiliate
Commodity Agreements, and the Loan Documents.
“Transmission Service Provider” means Oncor Electric Delivery Company, LLC, a Delaware limited liability company.
“TRE” means the Texas Reliability Entity, Inc.

AMERICAS 123463960
“Type” refers to the distinction between Advances bearing interest at the Base
Rate and Advances bearing interest at Term SOFR.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United
Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA
Handbook (as amended from time to time) promulgated by the United Kingdom Financial
Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement” means the applicable Benchmark
Replacement excluding the related Benchmark Replacement Adjustment.
“Uniform Commercial Code” means the Uniform Commercial Code as adopted in any applicable jurisdiction.
“United States” and “United States person” has the meaning specified in Section
2.13(f).
“Unused Commitments” means the Unused Term Loan Commitments and the
Unused Revolving Commitments.
“Unused Revolving Commitment” means, with respect to any Revolving Lender at any time, (a) such Lender’s Revolving Commitment at such time minus (b) the aggregate principal amount of all Revolving Advances made by such Lender and outstanding at such time.
“Unused Term Loan Commitment” means, with respect to any Term Loan
Lender at any time, (a) such Lender’s Term Loan Commitment at such time minus (b) the aggregate principal amount of all Term Loan Advances made by such Lender as of such time.
“Upfront Fee Letter” has the meaning specified in the definition of “Fee Letters”.
“U.S. Dollars” or “$” means lawful money of the United States of America.
“U.S. Government Securities Business Day” means any day except for (a) a
Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets
Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“U.S. Tax Compliance Certificate” has the meaning specified in Section
2.13(f)(ii)(B)(3).
“Voluntary Equity Contribution” has the meaning specified in the Security
Deposit Agreement.

AMERICAS 123463960
“Voting Interests” means shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.
“Water and Sewer Easement Agreements” means the Temple I Water and Sewer
Easement Agreement and the Temple II Water and Sewer Easement Agreement.
“Water Provider Breach” has the meaning specified in Section 8.01(s).
“Water Services Agreements” means each of the Temple I Water Services
Agreement and the Temple II Water Services Agreement.
“Winter Storm Uri” means the February 10 through February 19, 2021 North
American winter storm, unofficially referred to as Winter Storm Uri.
“Winter Storm Uri Litigation” means any action, suit, investigation, litigation or proceeding affecting Temple I and/or the Temple I Project pending or, threatened, before any
Governmental Authority, in connection with Winter Storm Uri.
“Withholding Agent” means the Loan Parties and the Administrative Agent.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA
Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b)
with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK
Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that
Bail-In Legislation that are related to or ancillary to any of those powers.
Section 1.02.Computation of Time Periods; Other Definitional Provisions.  Except
as otherwise expressly provided, the following rules of interpretation shall apply to this
Agreement and the other Loan Documents:
(a)in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and
“until” each shall mean “to but excluding”;
(b)references to any agreement or contract shall mean and be a reference to such agreement or contract, as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms and to the extent permitted under this Agreement (including, without limitation, Section 6.12);

AMERICAS 123463960
(c)each reference to a Requirement of Law shall be deemed to refer to such
Requirement of Law as the same may be amended, supplemented or otherwise modified from time to time;
(d)each reference to a Person in any capacity includes a reference to its permitted successors and assigns in such capacity and, in the case of any Governmental
Authority, any Person succeeding to any of its functions and capacities;
(e)references to days shall refer to calendar days unless Business Days are specified, and references to weeks, months or years shall be to calendar weeks, months or years, respectively;
(f)all references to a “Section,” a “Schedule” or an “Exhibit” are to the
relevant section of this Agreement or the applicable Loan Document (as the case may be)
or to the relevant schedule or exhibit attached hereto or thereto (as applicable);
(g)the table of contents and section headings and other captions are for the purpose of reference only and do not affect the interpretation of this Agreement or the applicable Loan Document (as the case may be);
(h)defined terms in the singular shall include the plural and vice versa, and the masculine, feminine or neuter gender shall include all genders;
(i)the words “hereof,” “herein” and “hereunder,” and words of similar import, when used herein, shall refer to this Agreement or the applicable Loan Document
(as the case may be) as a whole and not to any particular provision hereof or thereto (as applicable);
(j)the words “include,” “includes” and “including” are deemed to be followed by the phrase “without limitation”;
(k)where the terms of this Agreement or the applicable Loan Document (as the case may be) require that the approval, opinion, consent or other input of the
Collateral Agent be obtained, such requirement shall be deemed satisfied only where the required approval, opinion, consent or other input is given by or on behalf of the
Collateral Agent in writing; and
(l)any reference to a document shall be deemed to include all exhibits, annexes, appendices and schedules thereto.
Section 1.03.Accounting Terms.  All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(i)
(“GAAP”).
Article II
AMOUNTS AND TERMS OF THE ADVANCES AND LETTERS OF CREDIT
Section 2.01.Advances.
(a)Subject to the terms and conditions set forth herein, each Lender severally agrees to make a term loan (a “Term Loan Advance”) to the Borrower on the Closing
Date in an aggregate principal amount equal to such Term Loan Lender’s Term Loan
Commitment.  Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed.  Term Loan Advances may be Base Rate Advances or SOFR
Advances, as further provided herein.

AMERICAS 123463960
(b)Subject to the terms and conditions set forth herein, each Revolving
Lender severally agrees to make revolving loans (the “Revolving Advances”) to the
Borrower from time to time on any Business Day during the Revolving Availability
Period in an aggregate principal amount that will not result in (i) such Lender’s
Revolving Credit Exposure exceeding such Lender’s Revolving Commitment or (ii) the total Revolving Credit Exposures exceeding the total Revolving Commitments or (iii)
during such time as the Atmos LC remains outstanding, the total Revolving Credit
Exposures exceeding the total Revolving Commitments minus the face amount of the
Atmos LC.  Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Advances; provided that, the Borrower may not reborrow or otherwise draw Revolving Advances more than twice per calendar month.
Section 2.02.Making the Advances.
(a)A Borrowing shall be made on notice, given not later than 1:00 P.M. (New
York City time) on the third Business Day (or, in the case of any Revolving Borrowing in excess of $10,000,000, the fifth Business Day) prior to the date of the proposed
Borrowing, by the Borrower to the Administrative Agent, which shall give to each
Lender prompt notice thereof by electronic communication.  Each such notice of a
Borrowing (a “Notice of Borrowing”) shall be by telephone, confirmed immediately in writing, or by electronic communication, in substantially the form of Exhibit C hereto, specifying therein the requested (i) date of such Borrowing, (ii) the Type of Advances comprising such Borrowing, (iii) aggregate amount of such Borrowing, which
Borrowing, in the case of the Revolving Borrowings, shall be no less than $500,000, (iv)
in the case of a Borrowing consisting of SOFR Advances, the initial Interest Period in respect thereof and (v) the Account to which the proceeds of such Borrowing are to be disbursed (if applicable).  Each Lender shall, before 1:00 P.M. (New York City time) on the date of such Borrowing, make available for the account of its Applicable Lending
Office to the Administrative Agent at the Administrative Agent’s Account, in same day funds, such Lender’s ratable portion of such Borrowing in accordance with the respective
Commitments of such Lender and the other Lenders.  After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article
III, the Administrative Agent will make such funds available to the Borrower in accordance with the Security Deposit Agreement.
(b)Anything in Section 2.02(a) to the contrary notwithstanding, (i) the
Borrower may not select SOFR Advances if the obligation of the Lenders to make SOFR
Advances shall then be suspended pursuant to Section 2.11 and (ii) the Term Loan
Advances may not be outstanding as part of more than one separate Borrowing.
(c)Each Notice of Borrowing shall be irrevocable and binding on the
Borrower.  In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of SOFR Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on and as of the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss
(including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.
(d)Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the
Administrative Agent such Lender’s ratable portion of such Borrowing, the

AMERICAS 123463960
Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with Section
2.02(a) and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount.  If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative
Agent, such Lender and the Borrower severally agree to repay or pay to the
Administrative Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to the
Borrower until the date such amount is repaid or paid to the Administrative Agent, at (i)
in the case of the Borrower, the interest rate applicable at such time under Section 2.08 to
Advances comprising such Borrowing and (ii) in the case of such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry practices on interbank compensation.  If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender’s Advance as part of such Borrowing for all purposes.
(e)The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.
Section 2.03.Letters of Credit.
(a)The Letters of Credit.  The L/C Issuing Bank agrees, on the terms and conditions hereinafter set forth, to issue letters of credit (each, a “Letter of Credit”) in
U.S. Dollars for the account of the Borrower until the Letter of Credit Termination Date.
A Letter of Credit shall be issued, extended, reinstated or otherwise amended only if (and upon issuance, extension, reinstatement or other amendment of each Letter of Credit, the
Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, extension, reinstatement or other amendment, (i) the Revolving Credit Exposure of any Revolving Lender shall not exceed its Revolving Commitment, (ii) the total
Revolving Credit Exposures shall not exceed the total Revolving Commitments and (iii)
the aggregate amount of all outstanding Letters of Credit plus the aggregate amount of all
L/C Disbursements in respect of Letters of Credit no longer outstanding that have not yet been reimbursed by or on behalf of the Borrower do not exceed the L/C Issuance
Commitment.
(b)Renewal and Termination of Letters of Credit.  No Letter of Credit
shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than the then-applicable Letter of Credit Termination Date (subject to clause (ii) below) and may by its terms be renewable annually unless the L/C Issuing
Bank has notified the Borrower (with a copy to the Administrative Agent) on or prior to the date for notice of termination set forth in such Letter of Credit but in any event at least 30 Business Days prior to the date of automatic renewal of its election not to renew such Letter of Credit (a “Notice of Termination”); provided that the terms of each Letter of Credit that is automatically renewable annually (i) (A) shall require the L/C Issuing
Bank to give the beneficiary named in such Letter of Credit notice of any Notice of
Termination and (B) may, at the Borrower’s option, permit such beneficiary, upon receipt of such notice, to draw under such Letter of Credit prior to the date such Letter of Credit otherwise would have been automatically renewed and (ii) shall not permit the expiration date (after giving effect to any renewal) of such Letter of Credit in any event to be extended to a date later than five Business Days before the Letter of Credit Termination
Date unless cash collateralized or backstopped pursuant to arrangements satisfactory to the L/C Issuing Bank and the L/C Issuing Bank has agreed to such extension in its sole

AMERICAS 123463960
discretion.  If a Notice of Termination is given by the L/C Issuing Bank pursuant to the immediately preceding sentence, such Letter of Credit shall expire on the date on which it otherwise would have been automatically renewed.  Subject to the limits referred to above, the Borrower may request the issuance of Letters of Credit under this Section
2.03.  The L/C Issuing Bank shall be under no obligation to issue any amendment to any
Letter of Credit if the L/C Issuing Bank would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof.
(c)Request for Issuance.  Subject to the applicable conditions set forth in
Article III, each Letter of Credit shall be issued upon request, given not later than 1:00
P.M. (New York City time) on the fifth Business Day prior to the date of the proposed issuance of such Letter of Credit, by the Borrower to the L/C Issuing Bank (with a copy to the Administrative Agent and each Revolving Lender).  Each such request for issuance of a Letter of Credit shall be in substantially the form of Exhibit B-3 (a “Notice of
Issuance”) and each Letter of Credit shall be issued substantially in the form of Exhibit
B-4.  The L/C Issuing Bank will, upon fulfillment or waiver of the applicable conditions set forth in Article III, make such Letter of Credit available to the Borrower at its office referred to in Section 11.02 or as otherwise agreed with the Borrower in connection with such issuance.  In the event and to the extent that the provisions of any other letter of credit or reimbursement agreement or instrument relating to any Letter of Credit shall conflict with this Agreement, the provisions of this Agreement shall govern.
Notwithstanding anything herein to the contrary, (i) a Letter of Credit shall be issued, amended or renewed only if (and upon issuance, amendment or renewal of each Letter of
Credit, the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment or renewal, the sum of (x) the aggregate Available Amount of all Letters of Credit then outstanding, plus (y) the aggregate principal amount of all unreimbursed L/C Disbursements, plus (z) the aggregate principal amount of all
Revolving Advances then outstanding, shall not exceed the Revolving Commitment or the L/C Issuance Commitment at such time and (ii) the L/C Issuing Bank shall not be under any obligation to issue any Letter of Credit if any order, judgment or decree of any
Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/
C Issuing Bank from issuing such Letter of Credit, or any law applicable to the L/C
Issuing Bank or any directive (whether or not having the force of law) from any
Governmental Authority with jurisdiction over the L/C Issuing Bank shall prohibit, or direct that the L/C Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C
Issuing Bank is not otherwise compensated hereunder), or shall impose upon the L/C
Issuing Bank any unreimbursed loss, cost or expense (for which the L/C Issuing Bank is not otherwise compensated hereunder).
(d)Letter of Credit Reports.  Promptly upon the request of the Borrower or the Administrative Agent, but in no event later than 3 Business Days following any such request, the L/C Issuing Bank shall furnish to the Administrative Agent, the Borrower and the Revolving Lenders a written report (i) summarizing issuance and expiration dates of Letters of Credit issued by it and drawings under all Letters of Credit and (ii) setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Letters of Credit issued by it pursuant to this Section 2.03.
(e)Participations in Letters of Credit.
(i)Upon the issuance of a Letter of Credit by the L/C Issuing Bank under Section 2.03(a), the L/C Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each Revolving Lender, and each

AMERICAS 123463960
Revolving Lender shall be deemed, without further action by any party hereto, to have purchased from the L/C Issuing Bank, a participation in such Letter of Credit in an amount for each Revolving Lender equal to such Lender’s Pro Rata Share of the Available Amount of such Letter of Credit, effective upon the issuance of such Letter of Credit.  In consideration and in furtherance of the foregoing, each
Revolving Lender hereby absolutely and unconditionally agrees to pay to the L/C
Issuing Bank in accordance with Section 2.04(a), such Lender’s Pro Rata Share of each L/C Disbursement by the L/C Issuing Bank.
(ii)Each Revolving Lender severally agrees with the L/C Issuing Bank on the terms and conditions set forth herein to participate in the issuance (or extension, modification or amendment) of each Letter of Credit, and the issuance of such Letter of Credit shall be deemed to be a confirmation by the L/C Issuing
Bank and each Revolving Lender of such participation in such amount.
Section 2.04.Drawings and Reimbursements under Letters of Credit.
(a)Drawings and Reimbursements Through Revolving Advances;
Participations.
(i)If the L/C Issuing Bank shall make any L/C Disbursement, the
Borrower shall reimburse such L/C Disbursement (together with interest thereon at the rate applicable for Base Rate Advances under the Revolving Facility) in accordance with Section 2.04(c); provided, that, so long as no Event of Default under Section 8.01(g) with respect to the Borrower shall have occurred and be continuing and the Letter of Credit Termination Date shall not have occurred, any
L/C Disbursement shall be deemed to be a request by the Borrower to the
Administrative Agent and the Revolving Lenders for a Revolving Advance in an
aggregate principal amount equal to the amount of such L/C Disbursement (to be deemed made, for purposes of accrual and payment by the Borrower of interest thereon, as of the date of such L/C Disbursement) and, to the extent so financed, the Borrower’s reimbursement obligation with respect to the principal amount of such L/C Disbursement (and interest thereon, as included in the outstanding interest of such Revolving Advance) shall be discharged and replaced by the resulting Revolving Advance.
(ii)Each Revolving Advance shall (A) be deemed made by each
Revolving Lender based on its Pro Rata Share, (B) initially be a Base Rate
Advance, but may be subsequently converted by the Borrower in accordance with
Section 2.10, and (C) be repaid in accordance with Section 2.05(b) and other applicable provisions of this Agreement and the Security Deposit Agreement.
Amounts advanced under the Revolving Facility once repaid may be reborrowed.
(iii)The L/C Issuing Bank agrees to give the Administrative Agent and each Revolving Lender prompt notice of each L/C Disbursement under each
Letter of Credit.  In consideration of its obligations to purchase participations in the Letters of Credit (and, as applicable, in lieu of its obligation to pay for such participation with respect to an L/C Disbursement through the funding of any applicable Revolving Advance), each Revolving Lender hereby absolutely, unconditionally and severally agrees to pay such Lender’s Pro Rata Share of each
L/C Disbursement made by the L/C Issuing Bank (and not separately (but without duplication) reimbursed by the Borrower) by 11:00 A.M. (New York City time), on the first Business Day immediately following the date the Borrower and the
Revolving Lenders receive notice of such L/C Disbursement by making available for the account of its Applicable Lending Office to the Administrative Agent for

AMERICAS 123463960
the account of the L/C Issuing Bank by deposit to the Administrative Agent’s
Account (or at the election of the L/C Issuing Bank, by so transferring directly to the L/C Issuing Bank), in same day funds, an amount equal to such Lender’s Pro
Rata Share of such L/C Disbursement plus (to the extent not so paid by such time on such date) interest on such amount (for the benefit of the L/C Issuing Bank) at a rate per annum equal to the Federal Funds Rate from such disbursement date to the date of such payment by such Revolving Lender.  Such payment by each
Revolving Lender shall be deemed, as the case may be, (A) the funding of its applicable Revolving Advance with respect to such L/C Disbursement, or (B) if an Event of Default under Section 8.01(g) with respect to the Borrower shall have occurred and be continuing or the Letter of Credit Termination Date shall have occurred, the purchase of its applicable participation interest in such L/C
Disbursement.  Each Revolving Lender acknowledges and agrees that its obligation to pay for its participation or fund its Revolving Advance pursuant to this Section 2.04(a) in respect of Letters of Credit is several, absolute and unconditional and shall not be affected by any circumstance whatsoever, including the failure of any other Lender to make any payment under this Section
2.04 (other than, in the case of making a Revolving Advance, but not for purposes of the purchase of a participation interest in any L/C Disbursement, the occurrence and continuance of an Event of Default under Section 8.01(g) with respect to the Borrower or the occurrence of the Letter of Credit Termination
Date), and that each such payment shall be made without any off-set, abatement, withholding or reduction whatsoever.
(b)Failure to Make Revolving Advances.  The failure of any Revolving
Lender to fund to the Administrative Agent for the benefit of (or directly to, as applicable) the L/C Issuing Bank the Revolving Advance to be funded by it on the date specified in Section 2.04(a)(iii) shall not relieve any other Revolving Lender of its obligation hereunder to fund its Revolving Advance on such date, but no Revolving
Lender shall be responsible for the failure of any other Revolving Lender to fund the
Revolving Advance to be funded by such other Revolving Lender on such date; provided that, for so long as such failure shall continue, the L/C Issuing Bank shall be deemed, for all purposes of this Agreement (excluding Section 2.04(a)(iii)) to be the Revolving
Lender hereunder owed a Revolving Advance in an amount equal to the outstanding principal amount due and payable by such Revolving Lender to the Administrative Agent for the account of (or directly to, as applicable) the L/C Issuing Bank pursuant to Section
2.04(a)(iii).
(c)Drawings and Reimbursements by Borrower.
(i)Upon receipt from the beneficiary of any Letter of Credit of any notice of drawing under such Letter of Credit, the L/C Issuing Bank shall notify promptly the Borrower and the Administrative Agent thereof.  Not later than 3:00
P.M. (New York City time) on the first Business Day following the date of any payment by the L/C Issuing Bank under a Letter of Credit, the Borrower shall reimburse the L/C Issuing Bank in an amount equal to the amount of such drawing, plus interest on such amount from the date so paid by the L/C Issuing
Bank until repayment in full at a fluctuating interest rate per annum equal at all times to the sum of the Base Rate in effect from time to time plus the Applicable
Margin; provided, that in the event the Borrower shall fail to so pay the same when due (including through applicable Revolving Advances), Section 2.08(c)
shall apply.  Interest accrued pursuant to the foregoing shall be for the account of the L/C Issuing Bank, except that interest accrued pursuant to the foregoing in the case of payment by any Revolving Lender of its applicable participation interest

AMERICAS 123463960
payment pursuant to Section 2.04(a)(iii) shall be for the account of such
Revolving Lender to the extent of such payment.  Furthermore, interest on any
Revolving Advance (made pursuant to Section 2.04(a)(i) to be funded by any
Revolving Lender pursuant to Section 2.04(a)(iii)) shall accrue for the benefit of the L/C Issuing Bank from and including the date of the applicable L/C
Disbursement, except that such interest shall accrue for the benefit of such
Revolving Lender to the extent such Revolving Lender makes payment (for funding such Revolving Advance) pursuant to Section 2.04(a)(iii).
(ii)Notwithstanding any provision to the contrary contained herein or in any other Loan Document, in the event that, following the making of any payment by the Borrower to the L/C Issuing Bank, any portion of such payment shall be rescinded or must otherwise be restored by the L/C Issuing Bank, then each Revolving Lender, upon notice to it by the L/C Issuing Bank, of such rescission or restoration, shall pay to the L/C Issuing Bank, its Pro Rata Share of the amount of such payment which was so rescinded or restored.
(d)Obligations Absolute.  The Obligations of the Loan Parties under this
Agreement and any other agreement or instrument relating to any Letter of Credit shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and such other agreement or instrument under all circumstances whatsoever, including the following:
(i)any lack of validity or enforceability of any Loan Document, any
Letter of Credit or any other agreement or instrument relating thereto (all of the foregoing being, collectively, the “L/C Related Documents”) or any term or provision thereof;
(ii)any change in time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Loan Parties in respect of any L/C
Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;
(iii)any amendment or waiver of, or any consent to departure from, all or any of the Loan Documents;
(iv)the existence of any claim, set-off, defense or other right that the
Borrower may have at any time against any beneficiary or any transferee of a
Letter of Credit (or any Persons for which any such beneficiary or any such transferee may be acting), the L/C Issuing Bank or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;
(v)any statement or any other document presented under a Letter of
Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;
(vi)payment by the L/C Issuing Bank under a Letter of Credit against presentation of a draft, certificate or other document that does not strictly comply with the terms of such Letter of Credit;
(vii)any failure to preserve or protect, exchange, release or non-
perfection of any Collateral or other collateral, or any release or amendment or

AMERICAS 123463960
waiver of or consent to departure from any guarantee, for all or any of the
Obligations of the Loan Parties in respect of the L/C Related Documents; or
(viii)any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, a discharge of, or provide a right of setoff against the Borrower or a guarantor.
The Administrative Agent, each Revolving Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuing Bank shall have no responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.  None of the
Agents, the L/C Issuing Bank or any of their Affiliates and their respective officers, directors, trustees, employees, agents or attorneys-in-fact shall be liable for (A) any action taken or omitted in connection with Section 2.03 or this Section 2.04 at the request or with the approval of the
Lenders or the Required Lenders, as applicable; (B) any action taken or omitted in the absence of gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction; or (C) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit.  The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.  None of the Agents, the L/C Issuing Bank or any of their Affiliates and their respective officers, directors, trustees, employees, agents or attorneys-in-fact, shall be liable or responsible for any of the matters described in Section 2.04(d)(i) through Section
2.04(d)(viii); provided that, in all cases subject to Section 11.26, the Borrower may have a claim against the L/C Issuing Bank, and the L/C Issuing Bank may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Loan Parties which were caused by the L/C Issuing Bank’s willful misconduct or gross negligence as determined by a final non-appealable judgment of a court of competent jurisdiction or the L/C Issuing Bank’s willful or grossly negligent failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit as determined by a final non-
appealable judgment of a court of competent jurisdiction.  In furtherance and not in limitation of the foregoing, the L/C Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.
(e)Revolving Facility Fees.  The Borrower shall pay the L/C Issuing Bank, for its own account, such commissions, issuance fees, and other fees and charges in connection with the issuance, administration and amendment of each Letter of Credit as the Borrower and the L/C Issuing Bank shall agree.

AMERICAS 123463960
(f)Replacement of the L/C Issuing Bank.
(i)The L/C Issuing Bank may be replaced (subject to Section
2.04(f)(iv)) at any time by written agreement among the Borrower, a new L/C
Issuing Bank and the Administrative Agent (with notice to such replaced L/C
Issuing Bank); provided that, if the replaced L/C Issuing Bank so requests, any
Letter of Credit issued by such L/C Issuing Bank shall be replaced and cancelled prior to the removal of the L/C Issuing Bank and all fees and other amounts owed to such removed L/C Issuing Bank shall be paid to it.
(ii)If at any time the unsecured senior debt of any L/C Issuing Bank
(other than Beal Bank USA) is not rated at least A3 by Moody’s and A- by S&P or the L/C Issuing Bank is a Defaulting Issuing Bank, then the Borrower may, upon 10 days’ prior written notice to the L/C Issuing Bank and the Administrative
Agent, elect, subject to clause (iv) below, to (x) replace the L/C Issuing Bank with a Person selected by the Borrower so long as such Person is an Eligible Assignee and is reasonably satisfactory to the Administrative Agent or (y) cause the L/C
Issuing Bank to assign its L/C Issuance Commitment to an additional L/C Issuing
Bank selected by the Borrower so long as such Person is an Eligible Assignee and is reasonably satisfactory to the Administrative Agent.  Each replacement or assignment pursuant to this Section 2.04(f)(ii) shall be done in accordance with
Section 11.07.
(iii)From and after the effective date of any such replacement, (x) the successor L/C Issuing Bank shall have all the rights and obligations of the L/C
Issuing Bank under this Agreement (and the Letters of Credit to be issued by it on such effective date or thereafter) and (y) references herein to the term “L/C
Issuing Bank” shall be deemed to refer to such successor L/C Issuing Bank or to any previous L/C Issuing Bank, or to such successor L/C Issuing Bank and all previous L/C Issuing Banks, as the context may require.
(iv)In connection with any replacement of the L/C Issuing Bank pursuant to this Section 2.04(f), if and to the extent the replaced L/C Issuing Bank so requests (and as a condition to completion of such replacement) (w) any Letter of Credit issued by the L/C Issuing Bank shall be replaced and cancelled prior to the removal of the L/C Issuing Bank, (x) if the L/C Issuing Bank or any Affiliate
thereof is a Revolving Lender, such Revolving Lender shall assign its Revolving
Advances and Revolving Commitments in respect of Revolving Advances to the replacement L/C Issuing Bank or its relevant Affiliate, (y) all Obligations of the
Borrower owing to the L/C Issuing Bank and Revolving Lender being replaced shall be paid in full to the L/C Issuing Bank and Revolving Lender, as applicable, concurrently with such replacement, and (z) the replacement L/C Issuing Bank shall purchase the foregoing by paying to the L/C Issuing Bank and Revolving
Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon.  Subject to the foregoing, any such replacement or assignment pursuant to this Section 2.04(f) shall be done in accordance with Section 11.07.
(g)Borrower’s and Lenders’ Agreements.  Without limiting the effect of
Section 11.03, the Borrower and each Lender agree with the L/C Issuing Bank that:
(i)The L/C Issuing Bank is authorized to make payments under each
Letter of Credit issued by it upon the presentation of the documents provided for therein and without regard to whether the Borrower or any other Person has failed

AMERICAS 123463960
to fulfill any of its obligations with respect to any Loan Document or any other default has occurred thereunder or hereunder.
(ii)The L/C Issuing Bank shall be entitled to rely upon any certificate, notice, demand or other communication (whether by electronic communication or other written communication), including, without limitation, any thereof from or purporting to be from the beneficiary of any Letter of Credit issued by the L/C
Issuing Bank, believed by it to be genuine and to have been signed or sent by the proper Person or Persons (and no such reliance or failure shall place the L/C
Issuing Bank under any liability to the Borrower or any Lender or limit or otherwise affect the Borrower’s or any Lender’s obligations under this
Agreement).
(iii)Any action, inaction or omission on the part of the L/C Issuing
Bank under or in connection with any Letter of Credit issued by the L/C Issuing
Bank or the related instruments or documents, if in good faith and in conformity with such laws, regulations or customs as the L/C Issuing Bank may reasonably deem to be applicable, shall be binding upon the Borrower and each Lender (and shall not place the L/C Issuing Bank under any liability to the Borrower or any
Lender or limit or otherwise affect the Borrower’s or any Lender’s obligations under this Agreement).
(iv)Notwithstanding any change or modification, with or without the consent of the Borrower, in any instruments or documents called for in any Letter of Credit issued by the L/C Issuing Bank, including waiver of noncompliance of any such instruments or documents with the terms of such Letter of Credit, this
Agreement shall be binding on the Borrower with regard to such Letter of Credit, and to any action taken by the L/C Issuing Bank relative thereto.
(h)Cash Collateralization.  If any Event of Default shall occur and be continuing, (i) in the case of an Event of Default described in Section 8.01(g), immediately (without demand or other notice of any kind) and such deposit shall become immediately due and payable in U.S. Dollars, without demand or other notice of any kind, or (ii) in the case of any other Event of Default, on the third Business Day, in each case following the date on which the Borrower receives notice from the L/C Issuing Bank at the direction of the Required Lenders demanding the deposit of cash collateral pursuant to this Section 2.04(h), the Borrower shall deposit in the L/C Cash Collateral Account and for the benefit of the Revolving Lenders, an amount in U.S. Dollars in cash equal to
102.5% of the aggregate Available Amount of all Letters of Credit then outstanding as of such date; provided that, notwithstanding anything herein to the contrary, prior to an acceleration of the Advances, the obligation of the Borrower to so deposit cash collateral pursuant to the foregoing clause (ii) shall be satisfied solely to the extent of funds available therefor pursuant to priority seventh of Section 3.2 of the Security Deposit
Agreement.  The Borrower also shall separately (but without duplication) deposit cash collateral as and to the extent required by Section 2.07(b).  Each such deposit pursuant to this subsection or pursuant to Section 2.07(b) shall be held by the Depositary as collateral for the payment and performance of the obligations of the Loan Parties under this
Agreement in respect of the Revolving Facility.  Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of (A) for so long as an Event of Default shall be continuing, the
Administrative Agent (or, if delegated by the Administrative Agent to the L/C Issuing
Bank, the L/C Issuing Bank) and (B) at any other time, the Borrower, in each case, in
Cash or Cash Equivalents (or other investments permitted by the L/C Issuing Bank) and at the risk and expense of the Borrower, such deposits shall not bear interest.  Interest or

AMERICAS 123463960
profits, if any, on such investments shall accumulate in such account.  Until termination of the Revolving Facility and all Letters of Credit and repayment in full of all Revolving
Advances and other Obligations in respect of the Revolving Facility, moneys in such account shall, except to the extent expressly permitted to be released to the Borrower pursuant to this Section 2.04(h) and Section 2.07(b)(iv), be applied by the Depositary
(upon direction of the L/C Issuing Bank or the Required Lenders, including, as applicable through the Collateral Agent) to reimburse the L/C Issuing Bank for L/C Disbursements for which the L/C Issuing Bank has not been reimbursed (or, as applicable, at the option of the L/C Issuing Bank or the Required Lenders, to immediately repay any Revolving
Advance on account of any such L/C Disbursement) and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Loan Parties for the aggregate Available Amount of all Letters of Credit then outstanding at such time and payment when due of any other Obligations payable to the L/C Issuing Bank and the
Revolving Lenders with respect to the Revolving Facility.  If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the
Borrower (for deposit into the Revenue Account) within three (3) Business Days after all
Events of Default have been cured or waived.  If the Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.07(b), such amount (to the extent not applied as aforesaid) shall be returned to the Borrower and to the extent that, after giving effect to such return, the Borrower would remain in compliance with Section
2.07(b) and no Event of Default shall have occurred and be continuing.  For purposes of
Section 3.2 of the Security Deposit Agreement, any required deposit into the L/C Cash
Collateral Account pursuant to this Section 2.04(h) or Section 2.07(b) shall be deemed immediately due and payable as of each Funding Date from and after the date such obligation arises hereunder (or under Section 2.07(b)) until such time such obligation shall have been satisfied in accordance with the terms hereof.  Notwithstanding anything in this Agreement to the contrary, at no time shall the Loan Parties be obligated to deposit or retain any amount in the L/C Cash Collateral Account to the extent that, after giving effect to such deposit, the amount on deposit in the L/C Cash Collateral Account is an amount in excess of 102.5% of the aggregate Available Amount of all Letters of Credit then outstanding (it being understood that the Borrower shall not be obligated to deposit or retain solely that portion of the deposit that exceeds 102.5%).
Section 2.05.Repayment of Advances.
(a)Repayment of Term Loan Advances.  The Borrower shall repay to the
Administrative Agent for the ratable account of the Term Loan Lenders the aggregate outstanding principal amount of the Term Loan Advances on each Scheduled Payment
Date, commencing with the Scheduled Payment Date occurring on September 30, 2023, in an amount of 0.50% of the total principal amount of Term Loan Advances outstanding on the Closing Date (after giving effect to the Term Loan Advances made on such date);
provided, that the final principal installment shall be due and payable on the Term
Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of the Term Loan Advances outstanding on such date.
(b)Repayment of Revolving Advances.  With respect to each Revolving
Advance, the aggregate principal amount of Revolving Advances outstanding on the
Revolving Commitment Termination Date shall be due and payable on such date.
Section 2.06.Termination or Reduction of the Commitments.
(a)Optional.

AMERICAS 123463960
Upon at least three Business Days’ prior irrevocable written notice to the
Administrative Agent and the L/C Issuing Bank and the Lenders, the Borrower may at
any time in whole permanently terminate, or from time to time in part permanently reduce, the Revolving Commitment and L/C Issuance Commitment; provided, however, that (A) each partial reduction of the Revolving Commitment and L/C Issuance
Commitment shall be in an integral multiple of $100,000 and in a minimum amount of
$1,000,000 (or, if the total Revolving Commitment or L/C Issuance Commitment, as may
be reduced in accordance with this Section 2.06(a), is less than $1,000,000, such lesser amount), (B) the aggregate L/C Issuance Commitment shall not be reduced to an amount that is less than the aggregate face amount of all outstanding Letters of Credit on the date of such proposed reduction, (C) the aggregate L/C Issuance Commitment remaining after giving effect to the proposed reduction shall be equal to or greater than all letters of credit then required to be delivered by the Borrower and (D) the aggregate Revolving
Commitment shall not be reduced to an amount that is less than the aggregate amount of
Revolving Credit Exposure of the Lenders.  The Borrower covenants and agrees that it shall, promptly following any date that it is entitled to obtain a reduction in the Available
Amount of, or the return of any Letter of Credit previously delivered by the Borrower to any beneficiary, request and diligently and in good faith seek such reduction or return.
(b)Mandatory.
(i)The L/C Issuance Commitments and the Revolving Commitments
shall be permanently reduced from time to time on the date of each reduction in the Revolving Facility by the amount, if any, by which the amount of the L/C
Issuance Commitment and/or the Revolving Commitments (as applicable) exceed the Revolving Facility, provided that (x) each such reduction of the Revolving
Commitments shall be made ratably among the Revolving Lenders in accordance with their Revolving Commitments and (y) in no event shall the aggregate L/C
Issuance Commitments exceed the aggregate Revolving Commitments (and the L/
C Issuance Commitments shall automatically be reduced by the amount of such excess).  Any reference herein to a reduction in the Revolving Facility shall result in reduction to both the Revolving Commitments and the L/C Issuance
Commitments.
(ii)The Revolving Commitment shall be permanently reduced from time to time in the amount of the principal prepayment made in respect of the
Revolving Facility pursuant to Sections 2.07(b)(i)(C) and (D) and Section
2.07(b)(iv).
(iii)Unless terminated earlier, the Revolving Commitment and the L/C
Issuance Commitment shall each terminate on the Revolving Commitment
Termination Date.
Section 2.07.Prepayments.
(a)Optional.
(i)The Borrower may, upon at least one Business Day notice in the case of Base Rate Advances and three Business Days’ notice in the case of SOFR
Advances, in each case to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the

AMERICAS 123463960
Borrower shall, prepay the outstanding aggregate principal amount of the
Advances comprising part of the same Borrowing in whole or in part, together with (A) accrued interest to the date of such prepayment on the aggregate principal amount prepaid, (B) in the case of any prepayment during the Minimum
Earnings Period, the Minimum Earnings Amount (as applicable) and (C) any other fees or expenses then due under this Agreement; provided, however, that (1)
each partial prepayment shall be in an aggregate principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof, (2) if any prepayment of a
SOFR Advance is made on a date other than the last day of an Interest Period for such Advance, the Borrower shall also pay any amounts owing pursuant to
Section 11.04(e).  Optional prepayments pursuant to this Section 2.07 can only be made with the proceeds of Voluntary Equity Contributions, proceeds of a refinancing in full of the Facilities in accordance with the terms of the Loan
Documents or as contemplated by priority ninth of Section 3.2 of the Security
Deposit Agreement.
(ii)Each such prepayment of any Term Loan Advances shall be
applied to the installments thereof and the payments at final maturity thereof in inverse order of maturity.  Any prepayment made pursuant to priority eighth of
Section 3.2 of the Security Deposit Agreement and Section 3.8 of the Security
Deposit Agreement shall not be deemed to be a prepayment pursuant to this
Section 2.07(a).
(b)Mandatory.
(i)Until the Maturity Date, the Borrower shall, on each Scheduled
Payment Date, as set forth in Section 3.2 of the Security Deposit Agreement, prepay an aggregate principal amount of the Advances outstanding on such
Scheduled Payment Date in an amount equal to 50% of the Available Funds remaining on deposit in, or credited to, the Revenue Account on such Scheduled
Payment Date (which amounts shall have been transferred to the Prepayment
Account for prepayment hereunder), in each case, after giving effect to any transfers or withdrawals from the Revenue Account on such Scheduled Payment
Date pursuant to priorities first through sixth of Section 3.2 of the Security
Deposit Agreement.  Except as provided in the immediately preceding sentence, each such prepayment of the Advances shall be applied (A) first, to the scheduled principal payments of the Term Loan Advances in full in Cash in inverse order of maturity, including the principal amount due on the Term Maturity Date, until the aggregate outstanding principal balance thereof equals $0.00; (B) second, following the repayment contemplated by the preceding clause (A), to pay unreimbursed L/C Disbursements until such L/C Disbursements are paid in full;
(C) third, following the repayment contemplated by the preceding clause (B), to the prepayment of all outstanding Revolving Advances in full in Cash and (D)
fourth, following the repayment contemplated by the preceding clause (C), for deposit in the L/C Cash Collateral Account as cash collateral in an amount equal to 102.5% of the Letters of Credit then outstanding (to the extent not already funded in such amount).  Each Term Loan Lender may, in its sole discretion, elect on its own behalf to reject its Pro Rata Share of all or any portion of any such prepayment described in clause (A) above and, notwithstanding this Section
2.07(b)(i) the Borrower shall have no obligation to make any prepayment to any such Term Loan Lender that has, in its sole discretion, rejected its portion of such proceeds; provided further that any such rejected portions shall be applied to clauses (B) – (D) above, sequentially.  The payments required under this Section
2.07(b)(i) shall be made without the Minimum Earnings Amount.  Any amounts

AMERICAS 123463960
remaining on deposit in, or credited to, the Revenue Account after application to prepay the Advances as set forth in this Section 2.07(b)(i) (unless otherwise waived by the Lenders in their sole direction) and after giving effect to any transfers or withdrawals from the Revenue Account on such Scheduled Payment
Date pursuant to priorities first through eighth may thereafter be retained by the
Borrower as “Retained Excess Cash Flow” and may be distributed on such
Scheduled Payment Date by the Borrower in accordance with Section 6.07.
(ii)Subject to the terms and conditions of the Security Deposit
Agreement, upon the occurrence of a Prepayment Event, the Borrower shall make a prepayment in an amount equal to (A) in the case of any Asset Sale, 100% of the Asset Sale Proceeds attributable thereto, (B) in the case of any Loss Event,
100% of the Loss Proceeds attributable thereto, (C) in the case of any Title Event,
100% of the Title Event Proceeds attributable thereto, (D) in the case of any
R&W Insurance Proceeds, 100% of the R&W Insurance Proceeds attributable thereto, (E) in the case of any Equity Issuance, 100% of the Equity Proceeds attributable thereto, (F) in the case of any Early Termination Event, 100% of the
Termination Payment payable to the Borrower or any of its Affiliates in respect thereof, (G) in the case of the incurrence of any Debt, other than Permitted Debt,
100% of the Debt Proceeds attributable thereto and (H) in the case of any Blades and Vanes Insurance Proceeds, 100% of the Blades and Vanes Insurance Proceeds
attributable thereto.  Each such prepayment shall be applied (1) first, to the scheduled principal payments of the Term Loan Advances in full in Cash in inverse order of maturity, including the principal amount due on the Term
Maturity Date, until the aggregate outstanding principal balance thereof equals
$0.00; (2) second, following the repayment contemplated by the preceding clause
(1), to pay unreimbursed L/C Disbursements until such L/C Disbursements are paid in full; (3) third, following the repayment contemplated by the preceding clause (2), to the prepayment of all outstanding Revolving Advances in full in
Cash and (4) fourth, following the repayment contemplated by the preceding clause (3), for deposit in the L/C Cash Collateral Account as cash collateral in an amount equal to 102.5% of the Letters of Credit then outstanding (to the extent not already funded in such amount).  Each Term Loan Lender may, in its sole discretion, elect on its own behalf to reject its Pro Rata Share of all or any portion of any such prepayment described in clause (1) above and any such rejected portions shall be applied to the prepayment of the Revolving Advances in inverse order of maturity.  The payments required under this clause (ii) (other than clauses (ii)(B) and (ii)(C), (ii)(D) and (ii)(H)), to the extent made on or prior to the end of the Minimum Earnings Period, must be accompanied by a prepayment fee equal to the Minimum Earnings Amount.  If the Revolving Commitment has
been reduced to zero and the Borrower no longer has the right to request any
Revolving Advances hereunder, any amount remaining after application as set forth in Section 2.07(b)(ii) may thereafter be retained by the Borrower as
“Retained Excess Cash Flow” and may be distributed on such Scheduled
Payment Date by the Borrower in accordance with Section 6.07.
(iii)The Borrower shall, on each Business Day, prepay an aggregate principal amount of the Revolving Advances and unreimbursed L/C
Disbursements and deposit an amount in the L/C Cash Collateral Account in an amount equal to the amount by which (A) the sum of the (1) the Revolving
Advances and unreimbursed L/C Disbursement and (2) the aggregate Available
Amount of all Letters of Credit then outstanding exceeds (B) the Revolving
Facility on such Business Day.

AMERICAS 123463960
(iv)Amounts deposited in the L/C Cash Collateral Account shall be held therein for the benefit of the Revolving Facility and applied to applicable obligations with respect to the Revolving Facility in accordance with Section
2.04(h).  All prepayments under this Section 2.07(b) shall be made together with
(A) accrued interest to the date of such prepayment on the principal amount prepaid, together with any amounts owing pursuant to Section 11.04(d) and (B)
any Minimum Earnings Amount (as applicable) and, to the extent applied to prepay the outstanding Term Loan Advances shall be applied to the installments thereof and (if applicable) the payment at final maturity thereof in inverse order of maturity.
(c)Minimum Earnings.
(i)Prepayments of the Term Loan Advances described in Section
2.07(a) or Section 2.07(b)(ii) (other than Section 2.07(b)(ii)(B), Section
2.07(b)(ii)(C), Section 2.07(b)(ii)(D) and Section 2.07(b)(ii)(H)) made on or prior to the end of the Minimum Earnings Period applicable to such Term Loan
Advance must be accompanied by a prepayment fee equal to the Minimum
Earnings Amount, (ii) any other prepayment of any Term Loan Advance made on or prior to the end of the Minimum Earnings Period applicable to such Term Loan
Advance must be accompanied by a prepayment fee equal to the Minimum
Earnings Amount and (iii) any Term Loan Advance that has become or is declared to be immediately due and payable pursuant to Section 8.01 on or prior to the end of the Minimum Earnings Period shall be accompanied by a prepayment fee equal to the Minimum Earnings Amount on the date of such acceleration.  Such fee shall be paid by the Borrower to Administrative Agent for the account of the Lenders on the date of such prepayment.  In determining any
Minimum Earnings Amount, the following terms shall have the following meanings:
“Called Principal” means, with respect to any Term Loan
Advance, the principal of such Term Loan Advance that is to be prepaid pursuant to Section 2.07(a)(i) or Section 2.07(b)(ii) (other than Section 2.07(b)(ii)(B), Section 2.07(b)(ii)(C), Section
2.07(b)(ii)(D) and Section 2.07(b)(ii)(H)), or has become or is declared to be immediately due and payable pursuant to Section
8.01 as the result of an Event of Default, as the context requires.
“Discounted Value” means, with respect to the Called Principal of any Term Loan Advance, the amount obtained by discounting all
Minimum Earnings Interest Payments with respect to such Called
Principal from their respective scheduled due dates to the
Settlement Date with respect to such Called Principal, in
accordance with accepted financial practice and using a discount factor equal to the equivalent weighted-average life U.S. Treasury yield as of 10:00 a.m. New York City time on the date of such prepayment or acceleration plus 0.50%.
“Minimum Earnings Amount” means, with respect to any Term
Loan Advance, an amount equal to the Discounted Value of the

AMERICAS 123463960
Minimum Earnings Interest Payments with respect to the Called
Principal of such Term Loan Advance, provided that such amount shall in no event be less than zero.
“Minimum Earnings Interest Payments” means, with respect to
the Called Principal of any Term Loan Advance, all payments of interest thereon that would be due after the Settlement Date through the end of the Minimum Earnings Period with respect to such Called Principal if no payment of such Called Principal were made prior to the end of the Minimum Earnings Period, calculated based upon the Applicable Margin with respect to SOFR Advances
(and excluding, for the avoidance of doubt, the Term SOFR
Reference Rate (or, if a Benchmark Replacement has occurred, the applicable Benchmark)).
“Settlement Date” means, with respect to the Called Principal of any Term Loan Advance, the date on which such Called Principal is to be prepaid pursuant to Section 2.07(a) or Section 2.07(b)(ii)
(other than Section 2.07(b)(ii)(B), Section 2.07(b)(ii)(C), Section
2.07(b)(ii)(D) and Section 2.07(b)(ii)(H)), or has become or is declared to be immediately due and payable pursuant to Section
8.01 as the result of an Event of Default, as the context requires.
If all or any part of the Obligations in respect of the Loan Documents becomes due and payable on or prior to the end of the Minimum Earnings Period, whether on the Term Maturity
Date, upon acceleration (whether by election or automatically), or on such other earlier date on which the Obligations in respect of the Loan Documents or portion of the Obligations in respect of the Loan Documents becomes due and payable as provided in the Loan Documents, the applicable Minimum Earnings Amount shall be due and payable on such repayment date.  EACH
LOAN PARTY EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY
DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT
PROHIBITS OR MAY PROHIBIT THE COLLECTION OF ANY MINIMUM EARNINGS
AMOUNT.  Each Loan Party expressly agrees (to the fullest extent that it may lawfully do so)
that:  (A) each Minimum Earnings Amount is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) NO
MINIMUM EARNINGS AMOUNT SHALL CONSTITUTE, OR BE DEEMED OR
CONSIDERED TO BE, UNMATURED INTEREST ON THE TERM LOAN ADVANCE OR
OTHER AMOUNT AND NO LOAN PARTY SHALL ARGUE UNDER ANY
CIRCUMSTANCE THAT ANY MINIMUM EARNINGS AMOUNT CONSTITUTES
UNMATURED INTEREST ON THE TERM LOAN ADVANCE; (C) each Minimum Earnings
Amount shall be payable notwithstanding the then prevailing market rates at the time payment is made; (D) there has been a course of conduct between the Lenders and the Loan Parties giving specific consideration in this transaction for such agreement to pay the Minimum Earnings
Amounts; (E) each Loan Party shall be estopped hereafter from claiming differently than as agreed to in this paragraph; and (F) in view of the impracticability and extreme difficulty of

AMERICAS 123463960
ascertaining actual damages, the parties mutually agree that the Minimum Earnings Amounts are a reasonable calculation of the Lenders’ lost profits as a result of any such prepayments and are not a penalty.
Section 2.08.Interest.
(a)Scheduled Interest.  The Borrower shall pay interest (the “Base
Interest”) on the unpaid principal amount of each Advance owing to each Lender under each Facility at the following rates per annum (in each case, in an amount calculated in accordance with Section 2.08(a)(i) or Section 2.08(a)(ii), as applicable):
(i)Base Rate Advances.  During such periods as such Advance is a
Base Rate Advance, a rate per annum equal at all times to the sum of (A) the Base
Rate in effect from time to time plus (B) the Applicable Margin in effect from time to time for Base Rate Advances under such Facility; and
(ii)SOFR Advances.  During such periods as such Advance is a
SOFR Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (A) the Term SOFR for such Interest Period for such
Advance plus (B) the Applicable Margin in effect from time to time for SOFR
Advances under such Facility.
(b)Interest Payment Dates.  Subject to the provisions of Section 2.08(e) and
Section 8.01, accrued interest on each Advance shall be payable by the Borrower in arrears (i) on each Scheduled Payment Date for such Advance, (ii) on the date of any prepayment made pursuant to Section 2.07, (iii) in the case of the Term Loan Advances on the Term Maturity Date and (iv) in the case of the Revolving Advances on the
Revolving Commitment Termination Date; provided that (w) interest accrued pursuant to
Section 2.08(c) shall be payable on demand, (x) in the event of any repayment or prepayment of any Advance, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (y) in the event of any
Conversion of any SOFR Advance prior to the end of the Interest Period therefor, accrued interest on such Advance shall be payable on the effective date of such Conversion.
(c)Default Interest.  Notwithstanding the foregoing, if any principal of or interest on any Advance or any fees or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, the
Borrower shall pay interest (“Default Interest”) on such overdue amount, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any
Advance, 2% plus the rate otherwise applicable to such Advance as provided this Section
2.08 or (ii) in the case of any other amount, 2% plus the rate applicable to Base Rate
Advances under the Term Loan Facility as provided in Section 2.08(a)(i).
(d)Notice of Interest Period and Interest Rate.  Promptly after receipt of a
Notice of Borrowing pursuant to Section 2.02(a), a Notice of Conversion pursuant to
Section 2.10, or a notice of selection of an Interest Period pursuant to the terms of the definition of “Interest Period,” the Administrative Agent shall give notice to the
Borrower and each Appropriate Lender of the applicable Interest Period and the applicable interest rate determined by the Administrative Agent for purposes of Section
2.08(a)(ii).
(e)Rates.

AMERICAS 123463960
The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (i) the continuation of, administration of, submission of, calculation of or any other matter related to Base Rate, the Term SOFR
Reference Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark
Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Base Rate, the Term SOFR Reference Rate,
Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (ii)
the effect, implementation or composition of any Conforming Changes.  The
Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of Base Rate, the Term SOFR Reference Rate, Term SOFR,
any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower.  The
Administrative Agent may select information sources or services in its reasonable discretion to ascertain Base Rate, the Term SOFR Reference Rate, Term SOFR or any
other Benchmark, or any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
Section 2.09.Fees.  The Borrower shall pay:
(a)to the Administrative Agent for the account of each Revolving Lender a
Letter of Credit fee with respect to its participations in each outstanding Letter of Credit
(the “Letter of Credit Fee”), payable in arrears quarterly on each Scheduled Payment
Date, commencing with the first Scheduled Payment Date occurring after the Closing
Date and on the Letter of Credit Termination Date, on such Lender’s Pro Rata Share of the average daily aggregate Available Amount during such quarter of all Letters of Credit outstanding from time to time at the rate of the 3-month Term SOFR plus 0.50% per annum; provided that upon the occurrence and during the continuance of an Event of
Default under Section 8.01(a) or Section 8.01(g), the amount of Letter of Credit Fee payable by the Borrower shall be increased by 2% per annum.  Notwithstanding anything to the contrary contained herein, for any period during which any Revolving Lender
(other than Beal Bank USA and its Affiliates) is a Defaulting Lender, such Revolving
Lender shall not be entitled to receive any Letter of Credit Fee for any such period and the Borrower shall not be required to pay any such fee that otherwise would have been required;
(b)to the Administrative Agent for the account of each Revolving Lender a commitment fee (the “Commitment Fee”) on the average daily unused amount of the
Revolving Commitment of such Revolving Lender, which shall accrue at a rate per annum equal to 3-month Term SOFR plus 0.50% during the period from and including the Closing Date to but excluding the Revolving Commitment Termination Date.
Accrued Commitment Fees shall be payable in arrears on each Scheduled Payment Date, commencing on the first such date to occur after the date hereof, and on the Revolving

AMERICAS 123463960
Commitment Termination Date.  For purposes of computing Commitment Fees, the
Revolving Commitment of any Revolving Lender shall be deemed to be used to the extent of the aggregate principal amount at such time of its outstanding Revolving
Advances and such Revolving Lender’s participation in L/C Obligations; provided that upon the occurrence and during the continuance of an Event of Default under Section
8.01(a) or Section 8.01(g), the amount of Commitment Fee payable by the Borrower shall be increased by 2% per annum.  Notwithstanding anything to the contrary contained herein, for any period during which any Revolving Lender (other than Beal Bank USA and its Affiliates) is a Defaulting Lender, such Revolving Lender shall not be entitled to receive any Commitment Fee for any such period (and the Borrower shall not be required to pay any such fee that otherwise would have been required);
(c)to CSG Investments, Inc., for its own account, the Upfront Fees (as defined in the Upfront Fee Letter) set forth in the Upfront Fee Letter, payable in Cash on the Closing Date; and
(d)to each Agent and the L/C Issuing Bank for its own account such fees as may from time to time be agreed between the Borrower and such Agent and the L/C
Issuing Bank, as applicable (including pursuant to the Fee Letters).
Section 2.10.Conversion of Advances.
(a)Optional.  The Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 1:00 P.M. (New York City time) on the third
Business Day prior to the date of the proposed Conversion and subject to the provisions of Section 2.08, Convert all or any portion of the Advances of one Type comprising the same Borrowing into Advances of the other Type; provided, however, that any
Conversion of SOFR Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such SOFR Advances.  Each such notice of Conversion (a
“Notice of Conversion”) shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted and (iii) if such Conversion is into
SOFR Advances, the duration of the initial Interest Period for such Advances.  Each
Notice of Conversion shall be irrevocable and binding on the Borrower.
(b)Mandatory.
(i)If the Borrower shall fail to select the duration of any Interest
Period for any SOFR Advances, the Administrative Agent will forthwith so notify the Borrower and the Appropriate Lenders, whereupon each such SOFR Advance will automatically, on the last day of the then existing Interest Period therefor,
Convert into a Base Rate Advance.
(ii)Notwithstanding any other provision of this Agreement, if an
Event of Default has occurred and is continuing and the Administrative Agent, at the written request (including a request through electronic means) of the Required
Lenders, so notifies the Borrower then, so long as such Event of Default is continuing, (A) no outstanding Advance may be converted to or continued as a
SOFR Advance and (B) unless repaid, each SOFR Advance shall be converted to a Base Rate Advance at the end of the Interest Period applicable thereto.
(iii)Notwithstanding any other provision of this Agreement, the
Borrower shall not be entitled to request, or to elect to convert or continue, any
Borrowing if the Interest Period requested with respect thereto would end after the maturity date of the applicable Facility (whether by acceleration or otherwise).

AMERICAS 123463960
Section 2.11.Increased Costs, Etc.
(a)If, due to a Change in Law, there shall be any increase in the cost to any
Lender Party of agreeing to make or of making, funding or maintaining SOFR Advances or of agreeing to issue or participate in Letters of Credit (including, for purposes of this
Section 2.11, any change subjecting any Recipient to any Taxes (other than (i)
Indemnified Taxes and (ii) Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto), then the Borrower shall from time to time, upon demand by such
Lender Party (with a copy of such demand to the Administrative Agent), pay to the
Administrative Agent for the account of such Lender Party additional amounts sufficient to compensate such Lender Party for such increased cost.  A certificate as to the amount of such increased cost, accompanied by documented evidence of such increased cost in reasonable detail, submitted to the Borrower by such Lender Party, shall be conclusive and binding for all purposes, absent manifest error.
(b)If any Lender Party determines that (i) the introduction of any Capital
Adequacy Regulation or any change in any Capital Adequacy Regulation, (ii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof or (iii) compliance by such Lender Party (or its Applicable Lending Office) or any corporation controlling such Lender Party with such Capital Adequacy Regulation or
Change in Law affects or would affect the amount of capital or liquidity required or expected to be maintained by such Lender Party or any corporation controlling such
Lender Party and that the amount of such capital or liquidity is increased by or based upon the existence of such Lender Party’s commitment to lend or to issue or participate in
Letters of Credit hereunder and other commitments of such type or the issuance or maintenance of or participation in the Letters of Credit (or similar Guaranteed Debts), then, upon demand (such demand to include reasonable supporting evidence and documentation for such increased costs) by such Lender Party or such corporation (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the
Administrative Agent for the account of such Lender Party, from time to time as specified by such Lender Party, additional amounts sufficient to compensate such Lender Party in light of such circumstances, to the extent that such Lender Party reasonably determines such increase in capital or liquidity to be allocable to the existence of such Lender Party’s commitment to lend or to issue or participate in Letters of Credit hereunder or to the issuance or maintenance of or participation in any Letters of Credit.
(c)If, with respect to any SOFR Advances under any Facility, Lender Parties owed at least a majority of the then aggregate unpaid principal amount thereof notify the
Administrative Agent that the Term SOFR for any Interest Period for such Advances will not adequately reflect the cost to such Lender Parties of making, funding or maintaining their SOFR Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Appropriate Lenders, whereupon (i) each such SOFR
Advance under such Facility will automatically, on the last day of the then existing
Interest Period therefor, Convert into a Base Rate Advance, and (ii) the obligation of the
Appropriate Lenders and such Lender Parties to make, or to Convert Advances into,
SOFR Advances shall be suspended.
(d)Notwithstanding any other provision of this Agreement, if any Change in
Law shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender Party to perform its obligations hereunder to make SOFR Advances or to continue to fund or maintain SOFR Advances then, on notice thereof and demand therefor by such Lender to the Borrower through the Administrative

AMERICAS 123463960
Agent, (i) each SOFR Advance under each Facility under which such Lender Party has a
Commitment or has Advances outstanding will automatically, upon such demand,
Convert into a Base Rate Advance, and (ii) the obligation of the Appropriate Lenders and such Lender Parties to make, or to Convert Advances into, SOFR Advances shall be suspended.
Section 2.12.Payments and Computations.
(a)Subject to Section 2.04, the Borrower shall make each payment hereunder and under the other Loan Documents, irrespective of any right of counterclaim or set-off, not later than 1:00 P.M. (New York City time) on the day when due in U.S. Dollars to the
Administrative Agent at the Administrative Agent’s Account in same day funds, with payments being received by the Administrative Agent after such time being deemed to have been received on the next succeeding Business Day.  The Administrative Agent will promptly thereafter cause like funds to be distributed (i) if such payment by the Borrower is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder and under the other Loan Documents to more than one Lender Party, to such
Lender Parties for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lender
Parties and (ii) if such payment by the Borrower is in respect of any Obligation then payable hereunder to one Lender Party, to such Lender Party for the account of its
Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement and the other Loan Documents.  Upon its acceptance of an Assignment and Assumption and recording of the information contained therein in the Register pursuant to Section 11.07(e), from and after the effective date of such Assignment and
Assumption, the Administrative Agent shall make all payments hereunder and under the other Loan Documents in respect of the interest assigned thereby to the assignee thereunder, and the parties to such Assignment and Assumption shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.
(b)The Borrower hereby authorizes each Lender Party and each of its
Affiliates, if and to the extent payment owed to such Lender Party is not made when due hereunder or under the other Loan Documents to charge from time to time, to the fullest extent permitted by law, against any or all of the Borrower’s accounts with such Lender
Party or such Affiliate any amount so due.
(c)All computations of interest based on the Base Rate when Base Rate is determined by the prime rate shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on
Term SOFR or the Federal Funds Rate and of fees and Letter of Credit commissions shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable.  Each determination by the Administrative Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.
(d)Whenever any payment hereunder or under the other Loan Documents shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment or letter of credit fees or commissions, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of SOFR Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business
Day.

AMERICAS 123463960
(e)Unless the Administrative Agent shall have received notice from the
Borrower prior to the date on which any payment is due to any Lender Party hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender Party on such due date an amount equal to the amount then due such Lender Party.  If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender Party shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender
Party together with interest thereon, for each day from the date such amount is distributed to such Lender Party until the date such Lender Party repays such amount to the
Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry practices on interbank compensation.
(f)If the Administrative Agent receives funds for application to the
Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the Advances or the Facility to which, or the manner in which, such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lender
Parties in accordance with such Lender Party’s Pro Rata Share of the sum of the aggregate principal amount of all Advances and unreimbursed L/C Disbursements outstanding at such time in repayment or prepayment of such of the outstanding
Advances or other Obligations then owing to such Lender Party, and, in the case of the
Term Loan Advances for application to such principal repayment installments thereof, as the Administrative Agent shall direct.
Section 2.13.Taxes.
(a)Any and all payments by or on account of any obligation of any Loan
Party under any Loan Document shall be made without deduction or withholding for any
Taxes, except as required by applicable law.  If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental
Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholding applicable to additional sums payable under this Section 2.13) the applicable
Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(b)The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of any Other Taxes.
(c)Without duplication of any amounts paid pursuant to Section 2.13(a), the
Loan Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified
Taxes imposed or asserted on or attributable to amounts payable under this Section 2.13)
that are payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such

AMERICAS 123463960
payment or liability delivered to the Borrower by a Lender Party (with a copy to the
Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender Party, shall be conclusive absent manifest error.
(d)Each Lender Party shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such
Lender Party (but only to the extent that any Loan Party has not already indemnified the
Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender Party’s failure to comply with the provisions of Section 11.07(g) relating to the maintenance of a
Participant Register and (iii) any Excluded Taxes attributable to such Lender Party, in each case, that are payable or paid by the Administrative Agent in connection with any
Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant
Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender Party by the Administrative Agent shall be conclusive absent manifest error.  Each Lender Party hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender Party under any Loan
Document or otherwise payable by the Administrative Agent to the Lender Party from any other source against any amount due to the Administrative Agent under this paragraph.
(e)As soon as practicable after any payment of Taxes by any Loan Party to a
Governmental Authority pursuant to this Section 2.13, such Loan Party shall furnish to the Administrative Agent, at its address referred to in Section 11.02, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(f)For purposes of this Section 2.13(f), the terms “United States” and
“United States person” shall have the meanings specified in Section 7701 of the Internal
Revenue Code and the term “Lender” includes the Administrative Agent and the L/C
Issuing Bank.
(i)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the
Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.13(f)(ii)(A), Section 2.13(f)(ii)(B) and Section 2.13(f)(ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such
Lender.

AMERICAS 123463960
(ii)Without limiting the generality of the foregoing,
(A)any Lender that is a United States person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the
Administrative Agent), executed copies of IRS Form W-9 (or successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent on or prior to the date on which such Foreign Lender becomes a Lender under this
Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), two copies of whichever of the following is applicable:
(1)in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x)
with respect to payments of interest under any Loan
Document, executed copies of IRS Form W-8BEN or IRS
Form W-8BEN-E (or successor form) establishing an
exemption from, or reduction of, U.S. federal withholding
Tax pursuant to the “interest” article of such tax treaty and
(y) with respect to any other applicable payments under any
Loan Document, IRS Form W-8BEN or IRS Form
W-8BEN-E (or successor form) establishing an exemption
from, or reduction of, U.S. federal withholding Tax
pursuant to the “business profits” or “other income” article of such tax treaty;
(2)executed copies of IRS Form W-8ECI or W-8EXP (or
successor form);
(3)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the
Internal Revenue Code, (x) a certificate substantially in the form of Exhibit R-1, R-2, R-3 or R-4 (a “U.S. Tax
Compliance Certificate”), and (y) executed copies of IRS
Form W-8BEN or IRS Form W-8BEN-E (or successor
form); or
(4)to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY (or successor form),
accompanied by IRS Form W-8ECI, IRS Form W-8BEN or
IRS Form W-8BEN-E a U.S. Tax Compliance Certificate,
IRS Form W-8EXP, IRS Form W-9, and/or other
certification documents (or, in each case, any successor
form) from each beneficial owner; provided that if the
Foreign Lender is a partnership and one or more (direct or
indirect) partners of such Foreign Lender are claiming the
portfolio interest exemption, such Foreign Lender may
provide a U.S. Tax Compliance Certificate on behalf of
each such partner;

AMERICAS 123463960
(C)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this
Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)if a payment made to a Lender under any Loan Document
would be subject to Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue
Code, as applicable), such Lender shall deliver to the Borrower and the
Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative
Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and
such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the
Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (D),
“FATCA” shall include any amendments made to FATCA after the date of this Agreement.
Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do
so.
(g)On or prior to the date it becomes the Administrative Agent hereunder, the
Administrative Agent shall deliver to the Borrower a (1) duly completed and executed
IRS Form W-9 certifying that it is exempt from U.S. federal backup withholding Tax and a representation that it is a “financial institution” for purposes of Treas. Reg. §
1.1441-1(b)(2)(ii) or (2) a U.S. branch withholding certificate on IRS Form W-8IMY (or any successor form) evidencing its agreement with the Borrower to be treated as a U.S.
Person (with respect to amounts received on account of any Lender Party) and IRS Form
W-8ECI (or any successor form) (with respect to amounts received on its own account), with the effect that, in any case, the Borrower will be entitled to make payments hereunder to the Administrative Agent without withholding or deduction on account of
U.S. federal withholding Tax.  The Administrative Agent agrees that if any form or certification it previously delivered becomes expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification.
(h)Each party’s obligations under this Section 2.13 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender Party, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

AMERICAS 123463960
(i)If any party has received a refund, of any Taxes as to which it has been indemnified pursuant to this Section 2.13 (including by the payment of additional amounts pursuant to this Section 2.13), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this
Section 2.13 with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses (including Taxes) of such indemnified party and without interest
(other than any interest paid by the relevant Governmental Authority with respect to such refund).  Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 2.13(i)
(plus any penalties, interest or other charges imposed by the relevant Governmental
Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority.  Notwithstanding anything to the contrary in this Section
2.13(i), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 2.13(i) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.  This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(j)For purposes of this Section 2.13, the term “applicable law” includes
FATCA.
Section 2.14.Sharing of Payments, Etc. If any Lender Party shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise, other than as a result of an assignment pursuant to Section 11.07 or any payment made under any insurance policy, credit default swap or other protection against loss arranged by such Lender Party solely for its own account in respect of any Advances or other amounts owing to such Lender Party hereunder) (a) on account of Obligations due and payable to such Lender
Party hereunder and under the other Loan Documents at such time in excess of its ratable share
(according to the proportion of (i) the amount of such Obligations due and payable to such
Lender Party at such time to (ii) the aggregate amount of the Obligations due and payable to all
Lender Parties hereunder and under the other Loan Documents at such time) of payments on account of the Obligations due and payable to all Lender Parties hereunder and under the other
Loan Documents at such time obtained by all the Lender Parties at such time or (b) on account of
Obligations owing (but not due and payable) to such Lender Party hereunder and under the other
Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender Party at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the other Loan Documents at such time) of payments on account of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the other Loan Documents at such time obtained by all of the Lender Parties at such time, such Lender Party shall forthwith purchase from the other Lender Parties such interests or participating interests in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender Party, such purchase from each other Lender Party shall be rescinded and such other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such Lender Party’s ratable share (according to the proportion of (i) the purchase price paid to such Lender Party to (ii) the aggregate purchase price paid to all Lender Parties) of such recovery together with an amount equal to such Lender Party’s ratable share (according to the proportion of (i) the amount of such other Lender Party’s required repayment to (ii) the total

AMERICAS 123463960
amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered; and provided further that, so long as the Advances are outstanding, any excess payment received by any
Appropriate Lender shall be shared on a pro rata basis only with other Appropriate Lenders.  The
Loan Parties agree that any Lender Party so purchasing an interest or participating interest from another Lender Party pursuant to this Section 2.14 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such interest or participating interest, as the case may be, as fully as if such Lender Party were the direct creditor of the Loan Parties in the amount of such interest or participating interest, as the case may be.
The parties hereto hereby agree that nothing contained in this Section 2.14 shall prevent any
Lender Party from receiving and retaining any amount received by it pursuant to Section 3.2 of the Security Deposit Agreement.
Section 2.15.Use of Proceeds.  The proceeds of the Advances will be used (a) on the
Closing Date and in accordance with the Closing Date Funds Flow Memorandum to (i) pay the consideration for the Temple II Acquisition, (ii) make distributions, expense reimbursements or other payments to the Sponsor or any of its Affiliates on the Closing Date, (iii) repay the Existing
Debt in full and (iv) pay related transaction fees, costs and expenses and (b) after the Closing
Date, for working capital and general corporate purposes, including reimbursements of the G&A
Cost Reimbursement Payments but not other Restricted Payments.
Section 2.16.Evidence of Debt.
(a)Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.  The Borrower agrees that upon notice by any Lender to the Borrower (with a copy of such notice to the Administrative Agent) to the effect that a promissory note or other evidence of indebtedness is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Advances owing to, or to be made by, such Lender, the Borrower shall promptly execute and deliver to such Lender Party, with a copy to the Administrative Agent, one or more Term
Loan Notes and Revolving Notes, as applicable, in substantially the form of Exhibits B-1 and B-2 hereto, respectively, payable to such Lender in a principal amount equal to the applicable Term Loan Commitments and Revolving Commitments, respectively of such
Lender.  All references to Notes in the Loan Documents shall mean Notes, if any, to the extent issued hereunder.
(b)The Register maintained by the Administrative Agent pursuant to Section
11.07(e) shall include a control account, and a subsidiary account for each Lender Party, in which accounts (taken together) shall be recorded (i) the date and amount of each
Borrowing made hereunder, the Type of Advances comprising such Borrowing and, if appropriate, the Interest Period applicable thereto, (iii) the terms of each Assignment and
Assumption delivered to and accepted by it, (iv) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender Party hereunder, and (v) the amount of any sum received by the Administrative Agent from the
Borrower hereunder and each Lender Party’s share thereof.
(c)Entries made in good faith by the Administrative Agent in the Register pursuant to Section 2.16(b), and by each Lender Party in its account or accounts pursuant to Section 2.16(a), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the
Register, each Lender Party and, in the case of such account or accounts, such Lender
Party, under this Agreement, absent manifest error; provided, however, that entries in the
Register shall control; provided further, that the failure of the Administrative Agent or such Lender Party to make an entry, or any finding that an entry is incorrect, in the

AMERICAS 123463960
Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement.
Section 2.17.Minimizing Additional Costs; Replacement of Lenders.
(a)Each Lender Party shall promptly use commercially reasonable efforts
(including reasonable efforts to change its Applicable Lending Office) to avoid or minimize any additional costs, Taxes, expenses or other Obligations which might otherwise be imposed on the Borrower pursuant to either of Section 2.11 or Section 2.13 or to avoid the unavailability of any Type of Advance; provided that such efforts shall not cause the imposition on any such Lender Party of any material unreimbursed additional costs or material legal or regulatory burdens.  The Borrower hereby agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by any Lender
Party in connection with any such efforts.
(b)If any Lender Party requests compensation under Section 2.11, or if the
Borrower is required to pay any additional amount to any Lender Party or any
Governmental Authority for the account of any Lender Party pursuant to Section 2.13, or if any L/C Issuing Bank is a Defaulting Issuing Bank or any Lender is a Defaulting
Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender
Party and the Administrative Agent, require such Lender Party (other than Beal Bank
USA and its Affiliates) to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 11.07), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations
(which assignee may be another Lender Party, if a Lender Party accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld or delayed, (ii) such Lender Party shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts)
and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.11 or payments required to be made pursuant to Section 2.13, such assignment will result in a reduction in such compensation or payments.  Nothing in this
Section 2.17 shall be deemed to prejudice any rights that the Borrower may have against any L/C Issuing Bank that is a Defaulting Issuing Bank.
(c)If any Lender Party (such Lender Party, a “Non-Consenting Lender”) has failed to consent to a proposed amendment, waiver, discharge or termination which pursuant to the terms of Section 11.01 requires the consent of all of the Lender Parties affected and with respect to which the Required Lenders shall have granted their consent, then provided no Event of Default then exists (unless such Non-Consenting Lender grants such consent), the Borrower shall have the right to replace such Non-Consenting Lender
(other than Beal Bank USA and its Affiliates) by requiring such Non-Consenting Lender to assign its Advances and Commitments to one or more assignees reasonably acceptable to the Administrative Agent; provided that (i) any such Non-Consenting Lender must be replaced with a Lender Party that grants the applicable consent, (ii) all Obligations of the
Borrower owing to such Non-Consenting Lender being replaced shall be paid in full to such Non-Consenting Lender concurrently with such assignment and (iii) the replacement
Lender Party shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon (and the Borrower shall pay all other Obligations owing to such Non-Consenting Lender);
provided further that the Borrower may not make such replacement with respect to the
Non-Consenting Lender that is also the L/C Issuing Bank unless, prior to the effectiveness of such replacement, the Borrower shall have caused each outstanding

AMERICAS 123463960
Letter of Credit issued thereby to be cancelled or assumed by a replacement L/C Issuing
Bank.  In connection with any such assignment, the Borrower, the Administrative Agent, such Non-Consenting Lender and the replacement Lender Party shall otherwise comply with Section 11.07.
Section 2.18.Benchmark Replacement.
(a)
(i)Notwithstanding anything to the contrary herein or in any other
Loan Document, if a Benchmark Transition Event and its related Benchmark
Replacement Date have occurred prior any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a)
of the definition of “Benchmark Replacement” for such Benchmark Replacement
Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and
(y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement
Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this
Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark
Replacement from Lenders comprising the Required Lenders.  If the Benchmark
Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis.
(ii)No swap agreement shall be deemed to be a “Loan Document” for purposes of this Section 2.18.
(b)Benchmark Replacement Conforming Changes.  In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the
Administrative Agent will have the right (in consultation with the Borrower) to make
Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming
Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(c)Notices; Standards for Decisions and Determinations.  The Administrative
Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark
Replacement.  The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.18(d) and (y) the commencement of any Benchmark Unavailability Period.  Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.18, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any

AMERICAS 123463960
other Loan Document, except, in each case, as expressly required pursuant to this Section
2.18.
(d)Unavailability of Tenor of Benchmark.  Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such
Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such
Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any
Benchmark settings at or after such time to remove such unavailable or non-
representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark
(including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a
Benchmark Replacement), then the Administrative Agent may modify the definition of
“Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(e)Benchmark Unavailability Period.  Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of SOFR
Advances to be made, converted or continued during any Benchmark Unavailability
Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Advances.  During a
Benchmark Unavailability Period or at any time that a tenor for the then-current
Benchmark is not an Available Tenor, the component of Base Rate based upon the then-
current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate.
Section 2.19.Extension of Applicable Maturity Date
(a)Request for Extension.  The Borrower may, by notice to the
Administrative Agent (who shall promptly notify the Lenders and the L/C Issuing Bank under the applicable Facility) not earlier than 90 days and not later than 30 days prior to the applicable Maturity Date for such Facility then in effect hereunder (each, an
“Existing Maturity Date”), request that each Lender and the L/C Issuing Bank, as applicable, under any Facility extend the applicable Maturity Date for such Lender’s or the L/C Issuing Bank’s Commitments and Credit Extensions, as applicable, under such
Facility for not more than two additional 1-year periods from the applicable Existing
Maturity Date for such Facility (such extended Existing Maturity Date, the “Extended
Maturity Date”); provided that no Extended Maturity Date shall be later than July 10,
2030.
(b)Conditions to Effectiveness of Extensions.  Notwithstanding the
foregoing, the extension of any Maturity Date pursuant to this Section 2.19 shall not be effective with respect to any Lender or the L/C Issuing Bank unless:
(i)no Default or Event of Default shall have occurred and be continuing on the date of such extension and after giving effect thereto;

AMERICAS 123463960
(ii)the representations and warranties of the Loan Parties contained in each Loan Document shall be true and correct in all material respects on and as of such date (except to the extent any representation or warranty set forth in this
Agreement or such other Loan Document (as applicable) contains qualifiers such as “material”, “in all material respects”, “except as could not reasonably be expected to result in, either individually or in the aggregate, a Material Adverse
Effect” or similar qualifying language or similar qualifiers, then such representation or warranty shall be true and correct in all respects as of such date), before and after giving effect to such extension of debt, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such extension of debt, in which case as of such specific date;
(iii)as of the applicable Maturity Date, the amount of the Term Loan
Advances then outstanding shall be less than $350,000,000;
(iv)no request to extend the Revolving Facility shall be made if the
Term Loan Advances shall have been paid in full in Cash at such time (or will have been paid in full in Cash as of the Existing Maturity Date then in effect); and
(v)this Agreement shall have been amended pursuant to Section
2.19(c), to (among other things) provide for a Minimum Earnings Period of 12 months for each one year extension.
(c)Amendment.  In connection with any extension of any Maturity Date, the
Borrower, the Administrative Agent and each extending Lender and the L/C Issuing Bank shall enter into such amendments to this Agreement as such Parties reasonably determine to be necessary to evidence the extension.  This Section 2.19 shall supersede Section 2.14 and Section 11.01.
Article III
CONDITIONS TO CLOSING AND OF LENDING
Section 3.01.Conditions Precedent to the Closing Date.  The occurrence of the
Closing Date and the obligations of the Lenders to make Credit Extensions in connection with the initial Credit Event shall be subject to the prior or concurrent satisfaction or waiver of each of the following conditions precedent:
(a)The Administrative Agent shall have received on or before the Closing
Date the Temple II PSA.
(b)The Temple II Acquisition under the Temple II PSA shall be consummated substantially concurrently with the initial Credit Event on the Closing
Date, in accordance with the terms of the Temple II PSA.
(c)Each of the Accounts shall have been established.
(d)The Administrative Agent shall have received on or before the Closing
Date the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Administrative Agent (unless otherwise specified) and in sufficient copies for each Lender Party:
(i)Executed counterparts of this Agreement, duly executed and delivered by the Borrower, each other Loan Party, each Agent (other than the
Depositary), each of the Lender Parties and each other party hereto;

AMERICAS 123463960
(ii)A security and pledge agreement in substantially the form of
Exhibit D hereto (the “Security Agreement”), duly executed by the Borrower, the
Guarantors and the Collateral Agent together with:
(A)proper financing statements in form appropriate for filing under the Uniform Commercial Code of all jurisdictions that the
Administrative Agent may deem necessary in order to perfect and protect the first priority liens and security interests created under the Security
Agreement, covering the Collateral described in the Security Agreement,
(B)completed requests for information, dated on or before the
Closing Date, listing all effective financing statements filed in the jurisdictions referred to in Section 3.01(d)(ii)(A) that name any Loan Party as debtor, together with copies of such financing statements,
(C)evidence of the completion of all other recordings and
filings of or with respect to the Security Agreement that the
Administrative Agent may deem necessary in order to perfect and protect the security interest created thereunder and payment of all filing and recording fees related thereto,
(D)evidence that all other action that the Administrative Agent may deem necessary in order to perfect and protect the first priority liens and security interests created under the Security Agreement has been taken
(including, without limitation, receipt of duly executed payoff letters and/
or release letters, UCC-3 termination statements and landlords’ and bailees’ waiver and consent agreements), and
(E)equity interests certificates of each Guarantor
(accompanied by undated instruments of transfer duly executed in blank);
(iii)Deeds of trust, deeds to secure debt, trust deeds, mortgages, leasehold mortgages, leasehold deeds of trust, leasehold deeds to secure debt and leasehold trust deeds in substantially the form of Exhibit E hereto (with such changes as may be satisfactory to the Administrative Agent, the Collateral Agent
and their respective counsel to account for local law matters) and covering the
Mortgaged Properties (together with each other mortgage, deed of trust, deed to secure debt, trust deed, leasehold mortgage, leasehold deed of trust, leasehold deed to secure debt and leasehold trust deed delivered pursuant to Section 5.09, in each case, the “Mortgages”) duly executed by the applicable Loan Parties, together with:
(A)evidence that counterparts of each of the Mortgages have
been either (x) duly recorded on or before the Closing Date or (y) duly executed, acknowledged and delivered on or before the Closing Date in form suitable for filing or recording, to the Title Insurer for immediate filing and/or recording, in all filing or recording offices that the
Administrative Agent may deem necessary in order to create a valid first
(subject to Permitted Liens) and subsisting Lien on the property described therein in favor of the Collateral Agent for the benefit of the Secured
Parties and that all filing and recording taxes and fees will be paid out of the proceeds of the Term Loan Facility,

AMERICAS 123463960
(B)the written commitment of the Title Insurer to issue a
TLTA loan policy of title insurance for the benefit of the Secured Parties
(the “Mortgage Policy”) (having an effective date being the date of the filing of the Mortgages) in form and substance as promulgated by the
Texas Department of Insurance and with all available endorsements and in amount acceptable to the Administrative Agent or the Collateral Agent,
insuring the Mortgages to be valid first and subsisting Liens on the property described therein, free and clear of all defects and encumbrances, other than Permitted Liens, and otherwise in accordance with the pro-
forma mortgage policy heretofore delivered to counsel for the
Administrative Agent and the Collateral Agent and approved by said counsel, together with evidence that the cost of such Mortgage Policy will be paid out of the proceeds of the Term Loan Facility,
(C)Either (1) an American Land Title Association/American
Congress on Surveying and Mapping form survey of the Fee Sites (or Real
Property which includes the Fee Site ) (collectively the “Surveys” and each a “Survey”) for which all necessary fees (where applicable) have been paid, and dated no more than 240 days before the Closing Date, certified to the Administrative Agent and the Title Insurer by a land surveyor duly registered and licensed in the United States in which the property described in such surveys is located, or (2) copies of the most recent surveys in the Loan Parties’ possession, together with an affidavit of Borrower confirming no material change with respect to the Fee Site depicted therein, in each case of clause (1) and (2) above in a form sufficient to delete any general survey exception from the Mortgage Policy with respect to the Fee Sites,
(D)Phase I reports in respect of the Fee Sites in form and
substance reasonably satisfactory to the Administrative Agent and upon which the Administrative Agent, Agents and Lender Party shall be entitled to rely, and
(E)such other consents, agreements and confirmations of
lessors and third parties as are necessary or desirable and evidence that all other action that the Administrative Agent may deem necessary in order to create valid first and subsisting Liens on the property described in the
Mortgages, subject to Permitted Liens, has been taken;
(iv)A security deposit agreement in substantially the form of Exhibit F hereto (the “Security Deposit Agreement”), duly executed by the Borrower, the other Loan Parties, the Depositary, the Collateral Agent and the Administrative
Agent;
(v)A pledge agreement in substantially the form of Exhibit G hereto
(as amended, the “Pledge Agreement”), duly executed by Holdings and the
Collateral Agent, together with:
(A)the equity interest certificates representing the Pledged
Collateral referred to in the Pledge Agreement accompanied by undated stock powers executed in blank and instruments evidencing the Pledged
Collateral referred to in the Pledge Agreement, indorsed in blank,

AMERICAS 123463960
(B)proper financing statements in form appropriate for filing under the Uniform Commercial Code of all jurisdictions that the
Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the
Pledge Agreement, covering the Collateral described in the Pledge
Agreement,
(C)completed requests for information, dated on or before the
Closing Date, listing all effective financing statements filed in the jurisdictions referred to in Section 3.01(d)(v)(B) that name Holdings as debtor, together with copies of such financing statements,
(D)evidence of the completion of all other recordings and
filings of or with respect to the Pledge Agreement that the Administrative
Agent may deem necessary or desirable in order to perfect and protect the security interest created thereunder and payment of all filing and recording fees related thereto, and
(E)evidence that all other action that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Pledge Agreement has been taken (including, without limitation, receipt of duly executed payoff letters and/or release letters and UCC-3 termination statements);
(vi)An intercreditor agreement in substantially the form of Exhibit H hereto (the “Intercreditor Agreement”), duly executed by the Borrower,
Holdings, the other Loan Parties, the Collateral Agent, the Depositary, the
Administrative Agent and each other party thereto;
(vii)Certified copies of the resolutions, or consents or approvals of the board of directors, members or managers, officers, partners or general partner of each Loan Party, approving the Transaction and each Transaction Document to which it is or is to be a party and of all documents evidencing other necessary corporate, limited liability company or partnership action and governmental and other third party approvals and consents, if any, with respect to the Transaction and each Transaction Document to which it is or is to be a party;
(viii)A copy of a certificate of the Secretary of State of the jurisdiction of incorporation, formation or existence of each Loan Party, dated reasonably near the Closing Date, certifying (A) as to a true and correct copy of the Constituent
Documents of such Person and each amendment thereto on file in such
Secretary’s office and (B) that (1) such amendments are the only amendments to such Person’s Constituent Documents on file in such Secretary’s office, (2) such
Person has paid all franchise taxes to the date of such certificate and (3) such
Person is duly incorporated or formed, as applicable, and in good standing or presently subsisting under the laws of the State of the jurisdiction of its incorporation or formation;
(ix)A certificate of each Loan Party signed on behalf of such Person by its President or a Vice President and its Secretary or any Assistant Secretary,
dated the Closing Date (the statements made in which certificate shall be true on and as of the Closing Date), certifying as to (A) the absence of any amendments to the Constituent Documents of such Person since the date of the Secretary of
State’s certificate referred to in Section 3.01(d)(viii) to the extent applicable, (B) a

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true and correct copy of the Constituent Documents of such Person as in effect on the date on which the resolutions referred to in Section 3.01(d)(vii) were adopted and on the Closing Date, (C) the due incorporation or organization and good standing or valid existence of such Person as a corporation, limited liability company or partnership organized under the laws of the jurisdiction of its organization and the absence of any proceeding for the dissolution or liquidation of such Person, (D) the truth, in all material respects (or in all respects with respect to any representations or warranties that are already qualified by materiality), of the representations and warranties made by such Person in the
Loan Documents as though made on and as of the Closing Date, and (E) the absence of any event occurring and continuing or resulting from the deposit by the Lenders into the Revenue Account on the Closing Date, that constitutes a
Default;
(x)A certificate of the Secretary or an Assistant Secretary of each
Loan Party certifying the names and true signatures of the officers of such Person authorized to sign each Transaction Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder;
(xi)Copies of (A) each of the Material Project Contracts and each related Support Instrument in effect as of the Closing Date, duly executed by the parties thereto, together with a Consent and Agreement duly executed by the
Collateral Agent and each other Person party to such Material Project Contract
(except for the Consents and Agreements set forth on Schedule 3.01(d)(xi)), (B) a list or description of any Applicable Governmental Authorizations in effect as of the Closing Date and (C) a certificate from a Responsible Officer of the Borrower
(1) to the effect that (a) the copies of the Material Project Contracts and Support
Instruments delivered pursuant to this Section 3.01(d)(xi) are true, correct and complete copies of such Material Project Contract or Support Instrument, as the case may be, (b) no term or condition of any of the Material Project Contracts and
Support Instruments delivered pursuant to this Section 3.01(d)(xi) has been amended from the form thereof delivered pursuant to this Section 3.01(d)(xi), (c)
each Material Project Contract and Support Instrument delivered pursuant to this
Section 3.01(d)(xi) is in full force and effect and, in the case of each Material
Project Contract and/or Support Instrument, is enforceable against the Loan
Parties (as applicable) and, to the Loan Parties’ Knowledge, each other Person party thereto in accordance with its terms, (4) none of the Loan Parties nor, to the
Loan Parties’ Knowledge, any Project Counterparty party to any Material Project
Contract delivered pursuant to this Section 3.01(d)(xi) is in material default thereunder and (5) the Loan Parties and, to the Loan Parties’ Knowledge, each
Project Counterparty party to any Material Project Contract has complied with all conditions precedent to its obligations under such Material Project Contract required to be performed or complied by any such Person on or before the Closing
Date and (2) as to each Applicable Governmental Authorization in effect as of the
Closing Date;
(xii)A certificate in substantially the form of Exhibit I, attesting to the
Solvency of the Borrower and the other Loan Parties both before and after giving effect to the Transaction, from the Chief Financial Officer of the Borrower;
(xiii)A certified hard copy of, and a copy delivered in an electronic/soft medium in a format acceptable to the Administrative Agent, containing, (A)
balance sheets, income statements and cash flow statements with respect to
Temple I in form and substance satisfactory to the Lender Parties for the Fiscal

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Year ending December 31, 2022 and the fiscal quarter ending March 31, 2023
(the “Temple I Financial Statements”), and (B) financial projections for the period commencing with the quarterly period ending September 30, 2023 and ending with the quarterly period ending June 30, 2028 (the “Base Case
Projections”);
(xiv)Copies of all certificates representing the policies, endorsements and other documents required under Section 5.04 to be in effect as of the Closing
Date, including, without limitation, evidence of insurance naming the Collateral
Agent as an additional insured and naming the Collateral Agent as sole loss payee to the extent required by Section 5.04, accompanied by (A) a certificate of the
Loan Parties signed by a Responsible Officer of the Borrower certifying that the copies of each of the endorsements, certificates and other documents delivered pursuant to this Section 3.01(d)(xiv) are true, correct and complete copies thereof and (B) letters from the Loan Parties’ insurance brokers or insurers, dated not earlier than 15 days prior to the Closing Date, stating with respect to each such insurance policy that (1) such policy is in full force and effect, (2) all premiums theretofore due thereon have been paid and (3) the policies contain the provisions required under Section 5.04;
(xv)A legal opinion of Baker Botts L.L.P., special New York and
Texas counsel for the Loan Parties and dated as of the Closing Date;
(xvi)A legal opinion of Baker Botts L.L.P., as regulatory counsel to the
Loan Parties and environmental counsel to the Loan Parties, dated as of the
Closing Date;
(xvii)A legal opinion of Baker Botts L.L.P., as real estate counsel to the
Loan Parties, dated as of the Closing Date;
(xviii)The Notes payable to the Lenders to the extent requested by the
Lenders pursuant to the terms of Section 2.16(a).
(e)The Lender Parties shall be satisfied that all Existing Debt has been prepaid, redeemed or defeased in full or otherwise satisfied and extinguished and all commitments relating thereto terminated.
(f)Except as set forth on Schedule 4.01(h), there shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any Project pending or, to the Loan Parties’ Knowledge as certified by the Borrower, threatened before any
Governmental Authority that (i) could reasonably be expected to have, either individually, or in the aggregate, a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of any Transaction Document or the consummation of the Transaction.
(g)Except as disclosed in writing to, and agreed by, the Administrative
Agent, all Applicable Governmental Authorizations and third party consents and approvals necessary in connection with the Transaction and each Project shall have been obtained and shall be in full force and effect and not subject to current legal proceedings or to any unsatisfied conditions that could reasonably be expected to allow material modification or revocation, and no appeals shall be pending with regard to any of the foregoing and all applicable appeal periods with respect thereto shall have expired; and
no Requirement of Law shall be applicable that restrains, prevents or imposes materially adverse conditions upon the Transaction or the rights of the Loan Parties freely to transfer

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or otherwise dispose of, or to create any Lien on, any Properties now owned or hereafter acquired by any of them.
(h)Each Agent and each Lender Party shall have received, at least five
Business Days prior to the Closing Date, (x) all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-
money laundering rules and regulations, including, the Patriot Act and (y) a Beneficial
Ownership Certification in relation to the Loan Parties.
(i)The Administrative Agent shall have received such other statements, certificates, documents, approvals and legal opinions as such Person shall reasonably request.
(j)With respect to the Loan Parties (other than Temple II), no Default shall have occurred and be continuing.
(k)Except as disclosed in the Seller Disclosure Schedule (as defined in the
Temple II PSA), it being agreed that disclosure of any item in any section or subsection of the Seller Disclosure Schedule shall also be deemed disclosure with respect to any other section or subsection of the Temple II PSA to which the relevance of such item is reasonably apparent on its face, and except as expressly contemplated by the Temple II
PSA, since June 7, 2022, no Material Adverse Effect (as defined in the Temple II PSA)
on the Business (as defined in the Temple II PSA) shall have occurred.
(l)The Borrower shall have paid (or have arranged for the payment thereof in a manner satisfactory to the Administrative Agent) all agreed fees of the Agents and the
Lender Parties and all reasonable and documented expenses of the Agents (including the fees and expenses of counsel to the Agents) and the Lender Parties (including the fees and expenses of counsel to the L/C Issuing Bank).
(m)The Debt Service Reserve Account shall have been established.
Section 3.02.Conditions Precedent to Issuance and Renewal of Letters of Credit
and the Making of Advances.  The (x) obligation of the L/C Issuing Bank to issue a Letter of
Credit (including the initial issuance of any Letter of Credit) or renew a Letter of Credit that is not an automatically renewing or evergreen Letter of Credit and (y) making of any Advance
(each of the foregoing, a “Credit Event”), shall be subject to the further conditions precedent that on the date of such Credit Event, the following statements shall be true (and the giving of the
Notice of Issuance and the acceptance by the Borrower of the proceeds of such issuance of such
Letter of Credit or renewal of such Letter of Credit or such Credit Event, shall constitute a representation and warranty by the Borrower that both on the date of such request, notice or requisition and on the date of such issuance of such Letter of Credit or renewal of such Letter of
Credit or Credit Event, such statements are true):
(a)in the case of each Credit Event, and each issuance of a Letter of Credit
(including the initial issuance of any Letter of Credit), or renewal of a Letter of Credit that is not an automatically renewing or evergreen Letter of Credit occurring after the
Closing Date, the representations and warranties of the Loan Parties contained in each
Loan Document shall be true and correct in all material respects on and as of such date
(except to the extent any representation or warranty set forth in this Agreement or such other Loan Document (as applicable) contains qualifiers such as “material”, “in all material respects”, “except as could not reasonably be expected to result in, either individually or in the aggregate, a Material Adverse Effect” or similar qualifying language or similar qualifiers, then such representation or warranty shall be true and correct in all respects as qualified as of such date), before and after giving effect to such

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Credit Event, and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Credit Event, in which case as of such specific date; and
(b)with respect to the Loan Parties (other than, solely with respect to any
Credit Event on the Closing Date, Temple II), no Default has occurred and is continuing or would result from such Credit Event from the application of the proceeds therefrom.
Section 3.03.Determinations Under Section 3.01 and Section 3.02.  For purposes of determining compliance with the conditions specified in Section 3.01 and Section 3.02, each
Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the date of such Borrowing or other applicable event specifying its objection thereto and, in the case of Section 3.01 and Section 3.02 such Lender shall not have made available to the
Administrative Agent such Lender’s ratable portion of the Borrowing.
Article IV
REPRESENTATIONS AND WARRANTIES
Section 4.01.Representations and Warranties.  Each Loan Party represents and warrants, on the Closing Date and each Other Funding Date, as follows:
(a)Such Loan Party (i) is a limited liability company duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, (ii) is duly qualified and in good standing as a foreign company in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed, except where the failure
(either individually or in the aggregate) to so qualify or be licensed could not reasonably be expected to have a Material Adverse Effect and (iii) has all requisite limited liability company power and authority to own or lease and operate its Properties and to carry on its business as now conducted and as proposed to be conducted, including pursuant to the
Transaction Documents to which it is party.
(b)Set forth on Schedule 4.01(b) hereto is a complete and accurate list of all
Loan Parties, showing as of the Closing Date, the jurisdiction of its incorporation, formation or existence, the address of its principal place of business and its U.S. taxpayer identification number.  The copy of the Constituent Documents of each such Person and each amendment thereto provided pursuant to Section 3.01 is a true and correct copy of each such document, together with any amendment entered into after the Closing Date in accordance with Section 6.09, each of which is valid and in full force and effect.
(c)There is no existing option, warrant, call, right, commitment or other agreement to which any Loan Party is party requiring, and there is no membership interest in or other Equity Interest in or other security or instrument of any Loan Party outstanding which upon conversion or exchange would require, the issuance by any Loan
Party of any additional membership interests or other Equity Interests in any Loan Party or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase a membership interest or other Equity Interest in any Loan Party.  The
Equity Interests of the Loan Parties have been duly authorized and validly issued and are fully paid and non-assessable.  As of the Closing Date, 100% of the Equity Interests in
the Borrower are owned directly, beneficially and of record, by Holdings; 100% of the
Equity Interests in Temple I are owned directly, beneficially and of record, by the
Borrower; 50% of the Equity Interests in the Shared Facilities SPE are owned directly,

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beneficially and of record, by Temple I; 50% of the Equity Interests in the Shared
Facilities SPE are owned directly, beneficially and of record, by Temple II; and, after giving effect to the Temple II Acquisition, 100% of the Equity Interests in Temple II are
owned directly, beneficially and of record, by the Borrower.
(d)The execution, delivery and performance by each Loan Party of each Loan
Document to which it is or is to be a party, and the consummation of the Transaction, are within such Person’s corporate, limited liability company or limited partnership (as applicable) powers, have been duly authorized by all necessary corporate, limited liability company or limited partnership (as applicable) action, and do not (i) contravene in any material respect such Person’s charter, bylaws, limited liability company agreement, partnership agreement or other Constituent Documents, (ii) violate any Requirement of
Law (including, without limitation, Regulation X of the Board of Governors of the
Federal Reserve System), order, writ, judgment, injunction, decree, determination or award binding on or affecting such Person or any of its Properties or each Project which could reasonably be expected to have a Material Adverse Effect, (iii) conflict with in any material respect or result in the material breach of, or constitute a material default or require any payment to be made under, any material Contractual Obligations binding on or affecting such Person, or any of its Properties or each Project or (iv) except for the
Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the Properties of such Person or any Project.
None of the Loan Parties is in violation of any Requirement of Law, order, writ, judgment, injunction, decree, determination or award binding on or affecting such Person or in breach of any Contractual Obligation binding on or affecting such Person, the violation or breach of which could reasonably be expected to have individually, or in the aggregate, a Material Adverse Effect.
(e)No Governmental Authorization, and no notice to or filing with or consent of any Governmental Authority or any other third party, is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of any Loan
Document to which it is or will be a party, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents or (iii) the perfection, priority or maintenance of the Liens created under the Collateral Documents, except for (A) the filings or other actions set forth on Schedule 4.01(p), (B) those required in connection with the exercise by any Agent or Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents or (C)
those which have been duly obtained, taken given or made.
(f)No material Governmental Authorization (including Environmental
Permits), and no material notice to or filing with or consent of any Governmental
Authority or any other third party, is required in connection with the consummation of the Transaction or the ownership or operation of the Temple I Project, the Shared
Facilities, to the Loan Parties’ Knowledge as to the time period preceding the Closing
Date, the Temple II Project or following the Closing Date, the Temple II Project in accordance with Requirements of Law, the Material Project Contracts, the Easement
Agreements and as otherwise contemplated by this Agreement, except for (i) the
Governmental Authorizations, notices and filings set forth in Schedule 4.01(f) and (ii)
those Governmental Authorizations the failure to obtain which would not have a Material
Adverse Effect, all of which either (A) have been duly obtained, taken, given or made, are in full force and effect, are not subject to any pending appeal, known investigation or similar proceeding and all applicable statutory or regulatory periods to file an appeal have expired and are not subject to any unsatisfied condition or requirement that could reasonably be expected to have a Material Adverse Effect or (B) are Governmental
Authorizations that are not yet Applicable Governmental Authorizations.  Each

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Governmental Authorization listed on Schedule 4.01(f) which has not yet been obtained has been specifically identified as such on such Schedule 4.01(f), is not yet an Applicable
Governmental Authorization and is reasonably expected to be timely obtainable without undue or disproportionate cost or delay prior to the time that it will become an Applicable
Governmental Authorization.
(g)This Agreement has been, and each other Transaction Document when delivered hereunder will have been, duly executed and delivered by each Loan Party party hereto and thereto.  This Agreement is, and each other Transaction Document when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party party hereto or thereto, enforceable against such Loan Party in accordance with its terms, except to the extent the enforceability thereof may be limited by (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity
(regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
(h)Except as set forth on Schedule 4.01(h), there is no action, suit, litigation, proceeding, or to the Loan Parties’ Knowledge, investigation affecting any of the
Borrower, the Shared Facilities SPE, Holdings, Temple I, the Temple I Project, to the
Loan Parties’ Knowledge as to the time period preceding the Closing Date, Temple II and the Temple II Project or following the Closing Date, Temple II and the Temple II Project,
including any Environmental Action, pending or, to the Loan Parties’ Knowledge, threatened before any Governmental Authority or arbitrator that (i) as of the Closing
Date, involve any Transaction Document or the Transactions, or (ii) could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.
(i)On the Closing Date, the Temple I Financial Statements delivered pursuant to Section 3.01(d)(xiii)(A) fairly present in all material respects the financial condition of Temple I as at the dates thereof and for the periods ended on such dates, all in accordance with GAAP applied on a consistent basis, subject, in the case of interim balance sheets and statements of income, delivered for the fiscal quarter ending March
31, 2023, to normal year-end adjustments and the absence of footnote disclosure.
(j)As of any date on which this representation and warranty is made after the first delivery of the financial statements pursuant to Section 7.02 or Section 7.03, as the case may be, the balance sheet, statement of income and statement of cash flows that have been delivered to the Lender Parties pursuant to Section 7.02 and Section 7.03, fairly present in all material respects the financial condition of the Borrower and its
Subsidiaries as at the dates thereof and for the periods ended on such dates, all in accordance with GAAP applied on a consistent basis subject, in the case of balance sheets, statements of income and cash flows delivered pursuant to Section 7.03, to normal year-end audit adjustments and the absence of footnote disclosure.
(k)Since the Closing Date (or, if later, the date of delivery of the financial statements pursuant to Section 7.02), no event or occurrence has occurred and is continuing which has resulted in, or would reasonably be expected to result in, individually or in the aggregate, any Material Adverse Effect.
(l)The Base Case Projections, the Initial Operating Budget and each Annual
Budget delivered to the Lender Parties pursuant to Section 3.01(d)(xiii) or Section
7.04(a), as applicable, were (i) prepared in good faith and on the basis of assumptions that were at the time of delivery thereof and as of the Closing Date reasonable and (ii) in the case of the Initial Operating Budget and each Annual Budget delivered to the Lender

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Parties pursuant to Section 3.01(d)(xiii) or Section 7.04(a), as applicable, consistent, in all material respects, with the provisions of the Material Project Contracts; provided that with respect to the Base Case Projections, it is agreed and understood that (i) the Base
Case Projections (A) are based upon a number of estimates and are subject to significant business, economic and competitive uncertainties and contingencies and (B) are not to be viewed as facts, (ii) whether or not the results described therein are achieved will depend on future events, some of which are not within the control of the Loan Parties and (iii) the actual results during the period or periods covered by the Base Case Projections may differ from the projected results and such differences may be material and, accordingly, no assurances are given and no representations are made that any of the estimates or assumptions set forth in the Base Case Projections are correct, that the results set forth in the Base Case Projections will be achieved or that the forward-looking statements expressed in the Base Case Projections will correspond to actual results.
(m)No written information, exhibit or report furnished by, or as directed by, any Loan Party or any Sponsor (other than the Base Case Projections, written reports of the Independent Engineer, estimates, budgets (solely to the extent constituting forecasts or forward-looking information), forecasts and any other forward-looking information, and general economic information) to any Agent or any Lender Party in connection with the negotiation and syndication of the Loan Documents or pursuant to the terms of the
Loan Documents, taken as a whole with all other information furnished by, or as directed by, any Loan Party (as supplemented or updated from time to time), contained at the time of delivery thereof any untrue statement of a material fact or omitted at the time of delivery thereof to state a material fact necessary to make the statements made therein (as supplemented or updated from time to time) not misleading in any material respect in light of the circumstances under which such statements were made; provided that no
Loan Party makes this representation and warranty with respect to any financial information related to Temple II and the Temple II Project with respect to the period preceding the Closing Date.
(n)No Loan Party is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance or drawings under a Letter of Credit will be used to (i) purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock or (ii) for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or Regulation X.
(o)No Loan Party is an “investment company,” or a company “controlled” by, or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.
(p)Upon making of the filings and taking of the other actions set forth on
Schedule 4.01(p), all filings and other actions necessary to perfect the security interests in the Collateral created under the Collateral Documents shall have been duly made or taken.  Each Loan Party has properly delivered or caused to be delivered to the Collateral
Agent all Collateral that requires perfection of the Liens and security interests described above by possession.
(q)The Collateral Documents create in favor of the Collateral Agent for the benefit of the Secured Parties a valid and, upon making of the filings and taking of the other actions set forth on Schedule 4.01(p), perfected first priority security interest
(subject to Permitted Liens) in the Collateral, securing the payment of the Secured
Obligations.

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(r)Each Loan Party is the legal and beneficial owner of the Collateral pledged by it free and clear of any Lien, other than Permitted Liens.
(s)Both before and after giving effect to the Transaction on the Closing Date, each Loan Party is Solvent.
(t)(i) Except as set forth on Schedule 4.01(t), each of the Loan Parties has timely filed, or caused to be timely filed, all federal and other material Tax returns and reports required to have been filed by it, and has paid all material Taxes it is required to pay to the extent due (other than any such Tax that is not yet due or payable or is subject to Contest), (ii) as of the Closing Date, there is no proposed Tax assessment against any of the Loan Parties proposed to such Person in writing or, to such Person’s Knowledge, threatened, and (iii) none of the Loan Parties has been treated as an entity other than a partnership or disregarded entity for federal or applicable state, local or foreign income tax purposes; provided that with respect to any information regarding Temple II as of the
Closing Date, the representation and warranty set forth in this Section 4.01(t) is made to the Knowledge of the Loan Parties.
(u)Set forth on Schedule 4.01(u) hereto is a complete and accurate description in all material respects of all Real Property which is owned in fee by the Loan
Parties as of the Closing Date, showing as of the Closing Date the county or other relevant jurisdiction and state.  The Loan Parties, as applicable, have good, indefeasible and insurable fee simple title to such Real Property, free and clear of all Liens, other than
Permitted Liens.  As of the Closing Date, there are no pending or, to the Knowledge of the Loan Parties, proposed material special or other assessments for public improvements or otherwise affecting any material portion of such owned Real Property, nor are there any contemplated improvements to any owned Real Property that may result in such material special or other assessments.  No Loan Party has suffered, permitted or initiated the joint assessment of any owned Real Property with any Real Property constituting a separate tax lot.  Each owned parcel of Real Property is composed of one or more parcels, each of which constitutes a separate tax lot and none of which constitutes a portion of any other tax lot; provided that with respect to any information regarding Temple II prior to the Closing Date, the representation and warranty set forth in this Section 4.01(u) is made to the Knowledge of the Loan Parties.
(v) (i) Set forth on Schedule 4.01(v)(i) hereto is a complete and accurate list in all material respects of all leases or easements of Real Property (including, without limitation, Easement Agreements) or easement options in respect of Real Property as of the Closing Date under which any Loan Party is the lessee, easement holder or easement option holder showing as of the Closing Date the county or other relevant jurisdiction, state, lessor or easement grantor, lessee or easement holder and annual rental or easement cost thereof (if any).  As of the Closing Date, each such lease, easement or easement option is (i) in full force and effect and is the legal, valid and binding obligation of the applicable Loan Party as the lessee, easement holder or easement option holder (as applicable), (ii) to the Loan Parties’ Knowledge, the legal, valid and binding obligation of the lessor, easement grantor or easement option grantor (as applicable) thereof, enforceable in accordance with its terms.  None of the Loan Parties is in material default, and to the Loan Parties’ Knowledge, there are no existing material defaults by any counterparty, under any such lease, easement, or easement option, and to the Loan
Parties’ Knowledge no event has occurred or is continuing that gives any Person party thereto the right to terminate any such lease, easement, or easement option.
(i)Set forth on Schedule 4.01(v)(ii) hereto is a complete and accurate list in all material respects of all leases of Real Property as of the Closing Date under which any Loan Party is the lessor, showing as of the Closing Date the

AMERICAS 123463960
street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof.  To the Loan Parties’ Knowledge, each such lease is (i) in full force and effect and is the legal, valid and binding obligation of the applicable Loan Party as the lessor, (ii) to the Loan Parties’ Knowledge, the legal, valid and binding obligation of the lessee thereof, enforceable in accordance with its terms.  None of the Loan Parties is in material default, and to the Loan
Parties’ Knowledge, there are no existing material defaults by any counterparty, under any such lease, and to the Loan Parties’ Knowledge no event has occurred or is continuing that gives any Person party thereto the right to terminate any such lease.
(ii)There are no suits, actions, land use proceedings, or other proceedings (including condemnation proceedings) pending or, to the Loan
Parties’ Knowledge, threatened in writing against any portion of the Real Property that would detrimentally affect the use or operation of the Real Property;
provided that with respect to any information regarding Temple II prior to the
Closing Date, the representation and warranty set forth in this Section 4.01(v) is made to the actual knowledge of the Loan Parties.
(w)No Loan Party has any Investments, other than Permitted Investments and
Investment permitted by Section 6.06.
(x) (i) Each Loan Party has good record and indefeasible and insurable title in fee simple to, or a valid and insurable leasehold or easement interest in (as applicable), all material Real Property rights, including all rights of way, necessary for the operation of each Project in accordance in all material respects with Requirements of Law,
Governmental Authorizations and the Transaction Documents, free and clear of any
Liens, other than Permitted Liens.
(i)Each Loan Party has good, legal and valid title or otherwise has the right to use all material equipment and personal Property, tangible or intangible, which is used in the day to day operations of the business of the Loan Parties (as applicable) and which is necessary to conduct the business of the Loan Parties in accordance in all material respects with Requirements of Law, Governmental
Authorizations and under the Transaction Documents.
(ii)As of the Closing Date, none of the Loan Parties has received any notice of nor has any knowledge of (A) any pending or contemplated Event of
Eminent Domain or Title Event or (B) any existing or, to such Person’s knowledge, threatened change in the zoning classification in respect of the Sites.
As of the Closing Date, neither the business nor the Properties of the Loan Parties are subject to or affected by any material strike, lockout or other labor dispute.
(iii)Except as otherwise depicted on any of the Surveys, no material portion of the Collateral is located in an area designated by the Federal
Emergency Management Agency as having special flood or mud slide hazards.
(iv)As of the Closing Date, there are no existing zoning violations which have or could reasonably be expected to have a Material Adverse Effect on the Mortgaged Properties;

AMERICAS 123463960
provided that, with respect to any information regarding Temple II prior to the Closing Date, the representation and warranty set forth in this Section
4.01(x) is made to the actual knowledge of the Loan Parties.
(y)None of the Loan Parties (other than the Shared Facilities SPE) has any deposit or securities accounts other than the Accounts, the L/C Cash Collateral Account, the Local Account and accounts described in clauses (n) and (o) of the definition of
“Permitted Liens” and the Shared Facilities SPE has no deposit or securities accounts other than the accounts expressly permitted in Section 9.2.3 of the Shared Facilities
Agreement as in effect on the Closing Date.
(z)All of the services, utilities, equipment and materials or supplies necessary for the Loan Parties to operate and maintain the Projects in accordance with
Requirements of Law, all Governmental Authorizations and the Transaction Documents
have been obtained under the Project Agreements or are otherwise available to the Loan
Parties at commercially reasonable rates.
(aa)[Reserved.]
(ab) (i) None of the Loan Parties is subject to regulation as a “public utility” as such term is defined in the Section 201 of the FPA, 16 USC § 824(e) (2012).
Notwithstanding the preceding sentence, each of the Loan Parties will be subject to regulation as a user, owner or operator of the bulk-power system pursuant to Section 215 of the FPA, 16 USC § 824o (2012), and FERC implementing regulations thereunder.
(i)Temple I and Temple II are each self-certified as an EWG with the
FERC and the Loan Parties shall operate Temple I and Temple II in such a way that such Project will be able to maintain EWG status.
(ii)To the Loan Parties’ Knowledge, there are no complaints or investigation proceedings, public or non-public, pending with the FERC, the
PUCT, or the ERCOT seeking abrogation or modification, or otherwise investigating the terms, of a contract for the sale of power by any Loan Party.
(iii)Each of Temple I and Temple II (solely with respect to Temple II, the Loan Parties’ Knowledge as to the time period preceding the Closing Date)
has executed and is in compliance with and, as applicable, the Transmission
Service Provider or ERCOT has accepted or approved each of the following for each Project:  the Interconnection Agreement, the Standard Form Market
Participant Agreement and the ERCOT Resource Asset Registration with
ERCOT, necessary to generate and sell power at wholesale in the markets operated by ERCOT and overseen by the PUCT.
(iv)None of the Loan Parties is subject to any state laws or regulations respecting rates or the financial or organizational regulation of electric utilities or public utilities pursuant to PURA.  No pre-approval is required to be obtained in connection with execution of any of the Transaction Documents by the Loan
Parties from the PUCT, FERC, or any other state or federal Governmental
Authority with jurisdiction over electric power sales, gas purchases or financing arrangements of any Loan Party.  None of the Agents nor any Lender Parties nor
any “affiliate” (as the term is defined in PUHCA) thereof or any of them will, solely as a result of the Loan Parties’ ownership of the Projects or the Shared
Facilities SPE’s ownership of the Shared Facilities, the sale or transmission of electricity therefrom, or the entering into of any Transaction Document or any

AMERICAS 123463960
transaction contemplated hereby or thereby, be subject to, or not exempt from regulation under PUHCA respecting FERC access to books and records, and accounting, record-retention, and reporting requirements, provided that each
Project maintains EWG status and except that the exercise by the Agents or the
Lender Parties of certain foreclosure remedies allowed under the Transaction
Documents may subject the Agents, the Lender Parties and their affiliates (as that term is defined in PUHCA) to regulation under PUHCA.
(ac)Set forth on Schedule 4.01(cc) hereto is a complete and accurate list of all
Material Project Contracts of the Loan Parties as of the Closing Date, each of which is in full force and effect as of the Closing Date.  Copies of all Material Project Contracts
currently in effect have been delivered to the Administrative Agent.  None of the Loan
Parties is in material default and, to the Loan Parties’ Knowledge, there are no existing material defaults under any Material Project Contract and no event has occurred or is continuing that gives any Person party thereto the right to terminate any such Material
Project Contracts.  None of the Material Project Contracts has been amended or modified, except for (x) amendments and modifications provided to the Administrative Agent prior to the date hereof and (y) amendments and modifications entered into after the Closing
Date in accordance with the provisions of this Agreement and the other Loan Documents;
provided that with respect to any information regarding Temple II and the Temple II
Project prior to the Closing Date, the representation and warranty set forth in this Section
4.01(cc) is made to the Knowledge of the Loan Parties.
(ad) (i) Except as set forth on Schedule 4.01(dd)(i), all of the operations and
Properties of Temple I, and Temple II (solely with respect to Temple II, to the Loan
Parties’ Knowledge as to the time period preceding the Closing Date) and the Shared
Facilities SPE comply in all material respects with all applicable Environmental Laws and Environmental Permits, all past material non-compliance with such Environmental
Laws and Environmental Permits has been resolved, and no circumstances exist that could reasonably be expected to (A) form the basis of a material Environmental Action against Temple I, or to the Loan Parties’ Knowledge as to the time period preceding the
Closing Date, Temple II or the Shared Facilities SPE or any Agent or Lender Party or (B)
cause any material Property (including the Sites) of Temple I, or to the Loan Parties’
Knowledge as to the time period preceding the Closing Date, Temple II or the Shared
Facilities SPE to be subject to any restrictions on ownership, occupancy, use or transferability under any applicable Environmental Law.
(i)Except as set forth on Schedule 4.01(dd)(ii), none of the Properties currently owned or operated by the Loan Parties is listed or, to the best of the
Loan Parties’ Knowledge, proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; there are no and never have been any underground or above ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which
Hazardous Materials are being or have been treated, stored or disposed of on any
Property currently owned or operated by the Loan Parties that could reasonably be expected to give rise to a material liability under any applicable Environmental
Law; there is no asbestos or asbestos-containing material on any Property currently owned or operated by the Loan Parties in material violation of applicable Environmental Laws; and, except as set forth on Schedule 4.01(dd)(ii),
Hazardous Materials have not been released, discharged or disposed of on any property currently owned or operated by Temple I, Temple II (solely with respect to Temple II, as to the time period preceding the Closing Date, to the Loan
Parties’ Knowledge) or the Shared Facilities SPE in any manner that could reasonably be expected to give rise to a material liability under any applicable
Environmental Law.

AMERICAS 123463960
(ii)Except as set forth on Schedule 4.01(dd)(iii), none of Temple I, or
Temple II (solely with respect to Temple II, as to the time period preceding the
Closing Date, to the Loan Parties’ Knowledge) or the Shared Facilities SPE, is
undertaking, and has completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any governmental or regulatory authority or the requirements of any Environmental Law; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently owned or operated by any Loan Party have been disposed of pursuant to the requirements of Environmental Law in a manner that could not reasonably be expected to give rise to a material liability under any applicable Environmental
Law.
(ae)Except as set forth on Schedule 4.01(ee), each of Temple I, and Temple II
(solely with respect to Temple II, to the Loan Parties’ Knowledge as to the time period preceding the Closing Date) and the Shared Facilities SPE has obtained all material
Environmental Permits required for the ownership and operation of its Property and each
Project.  Neither Temple I nor Temple II (solely with respect to Temple II, to the Loan
Parties’ Knowledge as to the time period preceding the Closing Date) or the Shared
Facilities SPE has received any written notification pursuant to any applicable
Environmental Law or otherwise has Knowledge that any material Environmental Permit will be reviewed, made subject to new limitations or conditions, revoked, withdrawn or terminated within six (6) months following the Closing Date.
(af)With respect to the Loan Parties (other than, solely on the Closing Date,
Temple II), no Default has occurred and is continuing.
(ag)Each of the Loan Parties owns or has the right to use all patents, trademarks, service marks, trade names, domain names, copyrights, licenses and other rights which are necessary for the development, construction, ownership and operation of each Project in accordance with the Transaction Documents.  No product, process, method, substance, part or other material to be sold or employed by the Loan Parties in connection with its business will infringe any patent, trademark, service mark, trade name, domain name, copyright, license or other right owned by any other Person in any matter that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; provided that with respect to any information regarding
Temple II and the Temple II Project prior to the Closing Date, the representation and warranty set forth in this Section 4.01(gg) is made to the Knowledge of the Loan Parties.
(ah)None of the Loan Parties has any employees.
(ai)As of the Closing Date, none of the Loan Parties nor any ERISA Affiliate have any liability exceeding $1,000,000 in the aggregate under, or by operation of, Title
IV of ERISA, including, but not limited, to any liability in connection with the termination of an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title IV of ERISA or the withdrawal from a multiemployer plan as defined in Section
4001(a)(3) of ERISA.
(aj) (i) Subject to the Loan Parties’ Knowledge as to the time period preceding the Closing Date with respect solely to Temple II, none of the Loan Parties has conducted any business other than the business contemplated by the Transaction

AMERICAS 123463960
Documents and is not a party to or bound by any material contract other than the
Transaction Documents to which it is a party.
(i)No Loan Party is a general partner or a limited partner in any general or limited partnership, a joint venturer in any joint venture or a member of any limited liability company, other than, in the case of Temple I and Temple II, the Shared Facilities SPE.
(ii)No Loan Party has any Subsidiaries, other than, in the case of the
Borrower, each of Temple I and, after giving effect to the Temple II Acquisition,
Temple II, and in the case of Temple I and Temple II, the Shared Facilities SPE.
(iii)Each Loan Party maintains separate bank accounts and separate books of account from one another, Holdings, the Sponsor, and all other Persons.
The separate liabilities of the Loan Parties are readily distinguishable from the liabilities of Holdings, the Sponsor and all other Persons.
(iv)Each of the Loan Parties conducts its business solely in its own name in a manner not misleading to other Persons as to its identity.
(ak)None of the Loan Parties, nor any of their respective directors, officers, or employees, nor, to the knowledge of the Loan Parties, any persons acting on any of their behalf, is a Restricted Party, or is owned or controlled by or acting on behalf of a
Restricted Party.
(al)None of the Loan Parties, nor any of their respective directors, officers, or employees, nor, to the knowledge of the Loan Parties, any persons acting on any of their behalf, will, directly or indirectly, use, and will not permit or authorize any other person to, use, lend, make payments of, contribute, or otherwise make available, all or any part of the proceeds of the Facilities or other transaction contemplated by this Agreement, to fund any trade, business, or other activity
(i)involving or for the benefit of any Restricted Party; or
(ii)in any other manner that would reasonably be expected to result in any party to this Agreement (including any person participating in the transaction, whether as underwriter, agent, advisor, investor, or otherwise) being in breach of any Sanctions or AML Laws, or becoming a Restricted Party.
(am)For the past five years, the Loan Parties, their respective directors, officers and employees, and, to the knowledge of the Loan Parties, any persons acting on their behalf, have not, knowingly engaged in, and are not now knowingly engaged in, and will not knowingly engage in, any dealings or transactions with any Restricted Parties that at the time of the dealing or transaction is or was a Restricted Party, or in any other transactions, that in any manner would reasonably be expected to result in any party to this Agreement (including any person participating in the transaction, whether as underwriter, agent, advisor, investor, or otherwise) being in breach of any Sanctions or becoming a Restricted Party; provided that with respect to any information regarding
Temple II and the Temple II Project prior to the Closing Date, the representation and warranty set forth in this Section 4.01(mm) is made to the knowledge of the Loan Parties.
(an)None of the funds or the assets of the Loan Party that are used to repay or prepay the Advances shall constitute the property of, or shall be beneficially owned by, any Restricted Party, and shall not constitute proceeds obtained from transactions with
Restricted Parties or that violate any Sanctions laws.

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(ao)Each Loan Party is in compliance, in all material respects, with the Patriot
Act, and all other AML Laws, regulations and other requirements (in each case, to the extent applicable to such Loan Party).
(ap)During Winter Storm Uri, to the Loan Parties’ Knowledge, the equivalent availability factor of the Temple I Project was equal to or greater than 95% on average.
(aq)Temple I, (i) has notified or caused to be notified the carrier of its insurance applicable to the Winter Storm Uri Litigations of, to the Loan Parties’
Knowledge (x) the commencement of any Winter Storm Uri- related lawsuit against
Temple I and/or the Temple I Project and (y) any threatened Winter Storm Uri-related lawsuit against Temple I and/or the Temple I Project, in each case, within the period during which Temple I is required to make such notification in order to make a timely claim with respect to such lawsuit as may be required by the Loan Parties’ applicable insurance policies and (ii) has provided to the Administrative Agent all correspondence between the Loan Parties and/or their respective Affiliates and such insurance carrier relating to such Winter Storm Uri- related lawsuit.
Notwithstanding anything to the contrary herein or in any other Loan Document, no breach of any representation and warranty set forth in Sections (f), (h), (m), (u), (v)(ii),
(bb)(iii), (cc), (dd), (ee), (gg), (jj), (ll), (mm), (nn) or (oo) by any Loan Party, solely with respect to Temple II and the Temple II Project, shall constitute, or be deemed to constitute, a breach of such representation and warranty under this Agreement if the fact, event, circumstance, condition or similar antecedent causing, in each case, directly giving rise to, or otherwise directly resulting in such breach constitutes, a breach of a representation and warranty by Seller under the Temple
II PSA.
Article V
AFFIRMATIVE COVENANTS
So long as any Advance or any other Obligation of any Loan Party under any Loan
Document shall remain unpaid, any Letter of Credit shall remain outstanding, or any Lender
Party shall have any Commitment hereunder, each Loan Party will:
Section 5.01.Compliance with Laws, Etc. Except for compliance with Environmental
Laws, which shall be governed by Section 5.03 below, comply with all Requirements of Laws, rules, regulations and orders, except to the extent that such non-compliance (taking into account any amount of Excluded Equity Issuances, solely to the extent such proceeds have been contributed to the Loan Parties to provide for reserves in respect of such liabilities):
(a)could not reasonably be expected to result in liabilities of the Loan Parties in aggregate exceeding $6,000,000; or
(b)otherwise does not have or could not reasonably be expected to have a
Material Adverse Effect.
Section 5.02.Payment of Taxes, Etc. Except as set forth on Schedule 4.01(t), pay and discharge before the same shall become delinquent (a) all material Taxes imposed upon it or upon its property and (b) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that no Loan Party shall be required to pay or discharge any such
Tax or claim that is subject to Contest, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.  Each Loan Party shall remain,

AMERICAS 123463960
and ensure that each other Loan Party remains, classified as an entity that is disregarded as separate from its regarded owner for U.S. federal income tax purposes and each Loan Party will not, and will not permit any other Loan Party to, be classified as an association taxable as a corporation or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.
Section 5.03.Compliance with Environmental Laws.
(a)Comply with, and cause all lessees and other Persons operating or occupying its Properties to comply with, all applicable Environmental Laws and
Environmental Permits except (x) where the necessity of compliance therewith or alleged violation therewith is subject to Contest or (y) to the extent that such non-compliance
(taking into account any amount of Excluded Equity Issuances, solely to the extent such proceeds have been contributed to the Loan Parties to provide for reserves in respect of such liabilities)could not reasonably be expected to result in liabilities of the Loan Parties in aggregate exceeding $6,000,000.
(b)Obtain and renew all Environmental Permits necessary for its operations and Properties in a timely fashion, except where the failure to obtain or renew could not reasonably be expected to result in a material liability for, or criminal sanctions against, the Loan Parties or any Agent or Lender Party.
Section 5.04.Maintenance of Insurance.  Maintain insurance against physical loss, public liability, property damage and other risks in accordance with Schedule 5.04 and cause the
Shared Facilities SPE to be insured in accordance with the Shared Facilities Agreement.  If the
Borrower or any Loan Party fails to take out or maintain the full insurance coverage required by this Section 5.04, the Administrative Agent may (but shall not be obligated to) take the required policies of insurance and pay the premiums on the same.  All amounts so advanced by the
Administrative Agent shall become a Secured Obligation and the Loan Parties shall forthwith pay such amounts to the Administrative Agent, together with interest from the date of payment by the Administrative Agent in accordance with Section 2.08(c)(ii).
Section 5.05.Preservation of Corporate Existence, Etc. (i) Preserve and maintain its existence, legal structure and legal name, and (ii) take all reasonable actions to maintain all rights
(charter and statutory), privileges and franchises necessary or desirable in the conduct of its business, except, in the case of clause (ii) above, to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect.
Section 5.06.Visitation Rights, Etc.
(a)Upon reasonable prior notice and during normal business hours, permit any of the Agents or any of the Lender Parties, or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the Properties of, the Loan Parties, and to discuss the affairs, finances and accounts of the Loan Parties with any of its officers or directors and with its independent certified public accountants; provided that, if no Event of Default has occurred and is continuing, in no event shall there be more than one visit per calendar year (in total) by the Agents,
Lender Parties or representatives.
(b)No later than 15 days after receipt of notice of request by the
Administrative Agent, participate in a telephonic meeting of the Administrative Agent and the Lender Parties once during each calendar quarter to be held at such time as may be agreed to by the Borrower and the Administrative Agent.
Section 5.07.Keeping of Books.  Keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Loan Parties (as applicable) in accordance with GAAP.

AMERICAS 123463960
Section 5.08.Maintenance of Properties, Etc. (a) Maintain, preserve and protect (and, as necessary, repair) all of its material Properties and equipment that are used or useful in the conduct of the business of the Loan Parties (x) in all material respects in good working order and condition, ordinary wear and tear excepted, and (y) (A) in all material respects in accordance with Prudent Industry Practices and (B) in a manner that ensures that the conditions set forth in any warranty provisions of any Material Project Contracts with any supplier or vendor of any material equipment incorporated into each Project are not violated and (b) except as otherwise permitted pursuant to Section 6.05, maintain (or cause to maintain) (x) good, valid, indefeasible and insurable title in all Real Property owned by each Loan Party, subject only to Permitted
Liens and (y) maintain (or cause to be maintained) good, indefeasible and insurable title to all of its and the Shared Facilities SPE’s other Properties, subject only to Permitted Liens.
Section 5.09.Covenant to Give Security.  Upon the acquisition of any Property
(including any leasehold interest or easement, as applicable, in any Real Property, and excluding any Counterparty Collateral received by any Loan Party that has a fair market value greater than
$200,000), by any Borrower, and such Property, in the reasonable judgment of the
Administrative Agent or the Collateral Agent, shall not already be subject to a perfected first priority (subject to Permitted Liens) security interest in favor of the Collateral Agent for the benefit of the Secured Parties, then in each case at the Loan Parties’ expense:
(a)within 15 days after such acquisition, furnish to the Administrative Agent and the Collateral Agent a description of the real and personal Properties so acquired;
(b)within 30 days after receipt of request therefor from the Administrative
Agent, duly execute and deliver to the Collateral Agent, and record or file if applicable, such additional mortgages, deeds of trust, deeds to secure debt, trust deeds, leasehold mortgages, leasehold deeds of trust, leasehold deeds to secure debt, leasehold trust deeds,
Uniform Commercial Code financing statements, pledges, assignments, security agreement supplements and other security agreements as specified by, and in form and substance reasonably satisfactory to, the Administrative Agent and the Collateral Agent,
to secure payment of all Secured Obligations and create Liens on all such Properties in favor of Collateral Agent for the benefit of the Secured Parties and any memoranda of leases, any landlord consents, estoppels and consent agreements, estoppel certificates, and such other consents, agreements and confirmations of lessors and third parties as the
Administrative Agent or the Collateral Agent may reasonably deem necessary in order to create valid first (subject to Permitted Liens) and subsisting Liens on all such Properties;
(c)within 60 days after such acquisition, deliver to the Collateral Agent, upon the request of the Administrative Agent or the Collateral Agent in their sole discretion, a signed copy of an opinion, addressed to the Administrative Agent and the other Secured
Parties, of counsel for the Loan Parties reasonably acceptable to the Collateral Agent as to (i) such mortgages, deeds of trust, deeds to secure debt, trust deeds, leasehold mortgages, leasehold deeds of trust, leasehold deeds to secure debt, leasehold trust deeds, pledges, assignments, security agreement supplements and security agreements being legal, valid and binding obligations of each Loan Party thereto enforceable in accordance with their terms, (ii) such recordings, filings, notices, endorsements and other actions being sufficient to create valid perfected Liens on such Properties, (iii) such corporate formalities matters as the Administrative Agent or the Collateral Agent may reasonably request, and (iv) such other matters as the Administrative Agent or the Collateral Agent may reasonably request;
(d)as promptly as practicable after such acquisition, deliver, upon the request of the Administrative Agent, to the Administrative Agent and the Collateral Agent with respect to each parcel of Real Property owned or held by any Loan Party title insurance policies, land surveys and engineering, soils and other reports, zoning confirmations and reports and environmental assessment reports, each in scope, form and substance

AMERICAS 123463960
reasonably satisfactory to the Administrative Agent; provided, however, that to the extent that any Loan Party shall have otherwise received any of the foregoing items with respect to such Real Property, such items shall, promptly after the receipt thereof, be delivered to the Administrative Agent and the Collateral Agent; and
(e)at any time and from time to time, promptly execute and deliver, and cause each other Loan Party to execute and deliver, any and all further instruments and documents and take, and cause each other Loan Party to take, all such other action as the
Administrative Agent may reasonably request in order for it and the Collateral Agent to obtain the full benefits of, or to perfect and preserve the Liens of, such guarantees, mortgages, deeds of trust, deeds to secure debt, trust deeds, leasehold mortgages, leasehold deeds of trust, leasehold deeds to secure debt, leasehold trust deeds, pledges, assignments, security agreement supplements and security agreements.
Section 5.10.Further Assurances.
(a)Promptly upon request by any Agent, or any Lender Party through the
Administrative Agent, correct, and cause each Loan Party to correct, any defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof; and
(b)Promptly upon request by any Agent, or any Lender Party through the
Administrative Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, deed to secure debt, trust deeds, leasehold mortgages, leasehold deeds of trust, leasehold deeds to secure debt, leasehold trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as any
Agent, or any Lender Party through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan
Documents, (ii) to the fullest extent permitted by Requirements of Law, subject any Loan
Party’s Properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens
intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan
Document or under any other instrument executed in connection with any Loan
Document to which any Loan Party is or is to be a party.
Section 5.11.Performance of Material Project Contracts.  (a) Perform and observe all of the material terms and provisions of each Material Project Contract to be performed or observed by it, (b) maintain each Material Project Contract in full force and effect (subject to the scheduled expiration thereof in accordance with its terms or any termination or cancellation in respect thereof otherwise permitted under Section 6.12(a)), (c) seek to enforce the material terms of each in accordance with its terms, (d) during any time that a Default shall have occurred and be continuing, take all such action to such end as may be from time to time reasonably requested by the Administrative Agent, and (e) upon the request of the Administrative Agent, make to each other party to each Material Project Contract such demands and requests for information and reports or for action as any Loan Party is entitled to make under such Material Project Contract, except, in the case of clauses (d) and (e) above, to the extent failure to do so could not reasonably be expected to have a Material Adverse Effect.
Section 5.12.Preparation of Environmental Reports.  After receiving notice of any
Environmental Action against or of any non-compliance by any Loan Party with any
Environmental Law or Environmental Permit or the release of any Hazardous Material that could

AMERICAS 123463960
reasonably be expected to result in a material liability to, or criminal sanctions against, any Loan
Party or any Agent or Lender Party or in a material operational disruption of any Project, at the request of the Administrative Agent or the Collateral Agent from time to time, provide to the
Lender Parties within 60 days after such request, at the expense of the Loan Parties, an environmental site assessment report and/or a compliance audit report addressing the subject matter of such notice and any other matter reasonably requested to be addressed or audited, prepared by an environmental consulting firm acceptable to the Administrative Agent and the
Collateral Agent, including a discussion of the requested matters and the estimated cost of any compliance, removal or remedial action in connection with such requested matters; without limiting the generality of the foregoing, if the Administrative Agent or the Collateral Agent
reasonably determines at any time that a material risk exists that any such reports will not be provided within the time referred to above, the Administrative Agent or the Collateral Agent may retain an environmental consulting firm to prepare such report at the expense of the Loan Parties, and each Loan Party hereby grants the Lender Parties, such firm and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, to enter onto such respective Properties to undertake such an assessment.
Section 5.13.Accounts.  (a) Establish and maintain at all times in accordance with the
Security Deposit Agreement, the Accounts, (b) cause all Revenues and other amounts payable to it to be deposited into, or credited to, the Accounts, (to the extent constituting Counterparty
Collateral) the Counterparty Collateral Accounts, the L/C Cash Collateral Account, the Local
Account or any account described in clause (n) of the definition of Permitted Liens, in accordance with the terms of the Security Deposit Agreement and (c) cause all funds deposited in the Accounts to be applied in accordance with the terms of the Security Deposit Agreement.
Section 5.14.Sanctions.  If any Loan Party obtains actual knowledge or receives any written notice that it or any Person holding a legal or beneficial interest in such Loan Party
(whether directly or indirectly) is named on any Sanctions List (such occurrence, a “Sanctions
Violation”), (a) promptly comply with all applicable laws with respect to such Sanctions
Violation (regardless of whether the party included on any Sanctions List is located within the jurisdiction of the United States of America or the European Union), including all applicable
Sanctions laws and (b) promptly comply at all times with the requirements of all applicable
Sanctions laws.  Each Loan Party hereby authorizes and consents to the Lender’s taking all steps it deems necessary, in its sole discretion, to comply with all applicable laws with respect to any
Sanctions Violation, including the requirements of the Sanctions laws (including the “freezing”
and/or “blocking” of assets).
Section 5.15.Separateness.  Comply with the following:
(a)maintain deposit accounts or accounts, separate from those of Holdings, the Sponsor and any Affiliate of Holdings or the Sponsor, with commercial banking or trust institutions and not commingle its funds with those of Holdings or the Sponsor or any such Affiliate of Holdings or the Sponsor;
(b)act solely in its name and through its duly authorized officers, managers, representatives or agents in the conduct of its businesses;
(c)conduct in all material respects its business solely in its own name, in a manner not misleading to other Persons as to its identity (including, without limiting the generality of the foregoing, all oral and written communications (if any), including invoices, purchase orders, and contracts);
(d)obtain proper authorization from member(s), director(s), manager(s) and partner(s), as required by its Constituent Documents for all of its limited liability company actions;
(e)comply in all material respects with the terms of its Constituent
Documents; and

AMERICAS 123463960
(f)at all times maintain at least one independent director who (i) for the five year period prior to his or her appointment as an independent director, has not been, and during the continuation of his or her service as an independent director is not:  (A) an employee, director, stockholder, partner, membership interest holder or officer of the
Borrower or any of its Affiliates (other than his or her service as an independent director or similar capacity of the Borrower or any of its Affiliates); (B) a customer or supplier of the Borrower or any of its Affiliates (other than an independent director provided by a corporate services company that provides independent directors in the ordinary course of its business); or (C) any member of the immediate family of a Person described in clause
(A) or (B) above and (ii) is reasonably acceptable to the Administrative Agent.
Section 5.16.ERCOT Sales Authority; EWG; PUCT.
(a)Take or cause to be taken all necessary or appropriate actions so that each of Temple I and Temple II will at all times be in compliance, in all material respects, with the requirements of PUCT’s regulations, including (i) filing annual reports with the
PUCT with respect to the amount of energy generated at the applicable Project in accordance with PUCT Substantive Rule §25.91 or its successor; (ii) filing reports with the PUCT as requested by the Executive Director of the PUCT, or the designee of the
Executive Director of the PUCT, with respect to the amount of energy generated at the applicable Project in accordance with PUCT Substantive Rule §25.93 or its successor;
and (iii) filing annual reports with the PUCT with respect to new generating facilities in
Texas in accordance with PUCT Substantive Rule §25.172(h), to the extent the requirement to make such filing is not waived by the PUCT and (iv) filing with the PUCT any other reports that may be required for the operation of the applicable Project as a
PGC; and
(b)maintain status of each of Temple I and Temple II as an EWG.
Section 5.17.Operation and Maintenance of the Projects.  At all times operate and maintain each Project and the Shared Facilities, or cause each Project and the Shared Facilities to be operated and maintained in a manner consistent, with Prudent Industry Practice and, in all material respects, with the Applicable Annual Budget and the Project Agreements.
Section 5.18.Tax Abatement Agreement.  Timely file the required certification
(pursuant to Section 10 of each Tax Abatement Agreement) with each of (a) the City of Temple,
(b) Temple College, Texas (c) Bell County, Texas and (d) each other Taxing Entity (as defined in each Tax Abatement Agreement) party to the Tax Abatement Agreements or each of their respective successors no later than January 31 of each calendar year.
Section 5.19.[Reserved].
Section 5.20.Post-Closing Actions.
(a)Use commercially reasonable efforts to deliver to the Collateral Agent and the Administrative Agent each executed Consent and Agreement set forth on Schedule
3.01(c)(xi).
(b)Use commercially reasonable efforts to cooperate with the Lenders
(including granting each of the consultants described in this Section 5.20 access to the
Projects and the Sites and providing information relating to the Projects, the Base Case
Projections, and any other information reasonably requested by such consultants) in connection with obtaining (a) a report of the Independent Engineer with respect to the
Temple I Project and (b) reliance letters from such consultants.
Section 5.21.Funding of Debt Service Reserve Account.

AMERICAS 123463960
On or prior to September 30, 2023, fund, or caused to be funded, the Debt Service
Reserve Account with an amount in cash at least equal to the Debt Service Reserve Requirement
(as defined in the Security Deposit Agreement).
Article VI
NEGATIVE COVENANTS
So long as any Advance or any other Obligation of the Loan Parties under any Loan
Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, each Loan Party will not at any time:
Section 6.01.Liens, Etc. Create, incur, assume or suffer to exist any Lien on or with respect to any of its Properties of any character whether now owned or hereafter acquired, or sign or file or suffer to exist, under the Uniform Commercial Code of any jurisdiction, a financing statement that names the any Loan Party as debtor, or sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement, or assign any accounts or other right to receive income, except Permitted Liens.
Section 6.02.Debt.  Create, incur, assume or suffer to exist any Debt of any Loan Party, except:
(a)Debt under the Loan Documents;
(b)Debt secured by Liens permitted by clause (g) of the definition of
Permitted Liens in a principal amount not to exceed in the aggregate $10,000,000 at any time outstanding;
(c)Capitalized Leases not to exceed in the aggregate $10,000,000 at any time outstanding;
(d)Debt in respect of Interest Rate Agreements designed to hedge against fluctuations in interest rates incurred in the ordinary course of business and consistent with prudent business practice;
(e)Debt in respect of Permitted Commodity Agreements and Permitted
Affiliate Commodity Agreements, in each case, to the extent permitted to be entered into under Section 6.14 (including pursuant to the Energy Management Agreement and any
Permitted Replacement Energy Management Agreements);
(f)trade or other similar Debt incurred in the ordinary course of business (but not for borrowed money) including payments under the Energy Management Agreement and any Permitted Replacement Energy Management Agreements:
(i)not more than 90 days past due; or
(ii)being Contested;
(g)contingent liabilities permitted pursuant to Section 6.17;
(h)unsecured Debt incurred in the ordinary course of business for the deferred purchase price of property or services in an aggregate amount not to exceed $25,000,000 at any one time outstanding;

AMERICAS 123463960
(i)to the extent constituting Debt, contingent obligations under or in respect of performance bonds, bid bonds, appeal bonds, surety bonds, financial assurances and completion guarantees, indemnification obligations, obligations to pay insurance premiums (including broker or underwriter or their respective Affiliates’ financed premium deferrals), take or pay obligations and similar obligations in each case incurred in the ordinary course of business and not in connection with Debt for Borrowed Money;
(j)to the extent constituting Debt, Debt arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business or other cash management services in the ordinary course of business; provided that such Debt is extinguished within 10
Business Days of its incurrence; and
(k)to the extent constituting Debt, obligations for the deferred purchase price of services pursuant to each LTP Contract or change order thereunder in an aggregate amount not to exceed $10,000,000 at any one time;
(l)Subordinated Indebtedness; and
(m)to the extent constituting Debt, (i) the Specified Reimbursement
Obligations and (ii) the obligations of Temple I to reimburse Temple II under the Shared
Facilities Agreement in effect as of the Closing Date for its portion of the Specified
Reimbursement Obligations; and
(n)to the extent constituting Debt, the Atmos Surety Bond as in effect on the
Closing Date.
Section 6.03.Nature of Business.  Engage in any business other than the direct or indirect acquisition, development, expansion, ownership, operation, management, maintenance, use and/or financing of the Projects and activities incidental to the foregoing, including the disposition of assets to the extent permitted by the Loan Documents.
Section 6.04.Mergers, Etc. Merge into or consolidate with any Person or permit any
Person to merge into it, or enter into any Division.
Section 6.05.Sales, Etc. of Assets.  Sell, lease, transfer or otherwise dispose of any of its Property (including by way of Division), or grant any option or other right to purchase, lease or otherwise acquire, any of its Property, except:
(a)sales of (or the granting of any option or other right to purchase, lease or otherwise acquire) electric capacity, energy, ancillary services, excess natural gas, excess fuel, excess fuel transportation or emission allowances or credits in the ordinary course of business to the extent not prohibited by Section 6.14;
(b)sales, transfers or other dispositions in the ordinary course of its business of Property that is obsolete, worn-out, damaged, surplus or not used or useful in the business of the Loan Parties; provided that to the extent that the aggregate amount of Net
Cash Proceeds received by the Loan Parties in any Fiscal Year in connection with such sales, transfers or dispositions (excluding any Net Cash Proceeds received by the Loan
Parties in respect of the sale or other disposition of the GSU Transformer) exceeds
$3,000,000 in such Fiscal Year, such excess shall constitute Asset Sale Proceeds and be applied to prepay the Advances in accordance with the terms and conditions of the
Security Deposit Agreement;
(c)any disposition in accordance with the terms of the Temple II PSA (as in effect on the Closing Date);

AMERICAS 123463960
(d)the liquidation, sale or use of Cash and Cash Equivalents;
(e)(i) any sale of the GSU Transformer and (ii) sales of assets as otherwise expressly permitted pursuant to the Loan Documents;
(f)refunds and other transfers of Counterparty Collateral pursuant to the terms of any Permitted Commodity Agreement or any Permitted Affiliate Commodity
Agreement;
(g)(i) deposits and the posting of cash collateral, and any application or disposition thereof by the counterparty thereto, under or pursuant to any Permitted Lien described in clause (n) of the definition thereof and (ii) to the extent constituting a sale of assets, disposition or transfer of assets, under or pursuant to any Permitted Lien described in clause (q)(ii) of the definition thereof;
(h)transfers of the Assigned Shared Assets to the Shared Facilities SPE
pursuant to and in accordance with the Shared Facilities Agreement;
(i)Transfers of assets among Loan Parties (other than Holdings); and
(j)any other asset sales not exceeding $3,000,000 in the aggregate in any
Fiscal Year.
Section 6.06.Investments in Other Persons.  Make or hold any Investment in any
Person, except:
(a)Investments consisting of (i) capital contributions made by Holdings
(whether made in the form of contributed assets or cash) through the Borrower, (ii) any capital contributions made by the Borrower (whether made in the form of contributed assets or cash) to Temple I or Temple II or (iii) any capital contributions made by Temple
I or Temple II (whether made in the form of contributed assets or cash) through to the
Shared Facilities SPE as required pursuant to the Shared Facilities Agreement;
(b)Investments by the Loan Parties in Cash or Cash Equivalents;
(c)Investments existing on the Closing Date and described on Schedule
4.01(w);
(d)Investments received in connection with the bankruptcy or reorganization of suppliers or customers and in settlement of delinquent obligations of, and other disputes with, customers arising in the ordinary course of business;
(e)the delivery, receipt or application of amounts described in Section
6.05(i), to the extent constituting an Investment; and
(f)Capital Expenditures, including investments in spare parts, fuel oil and inventory, to the extent expressly permitted by the Loan Documents.
Section 6.07.Restricted Payments.  (a) Declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent
Persons thereof) as such, make any distribution of assets, Equity Interests, obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such or issue or sell any Equity Interests or (b) make any payment in respect of any management or other fees, make any loans or advances to any Affiliate of the Borrower, or make any payment of

AMERICAS 123463960
principal or interest in respect of any subordinated indebtedness (each a “Restricted Payment”), except (i) payments by any Subsidiary of the Borrower to the Borrower or any Guarantor; (ii)
payments by the Borrower to Holdings (or its designee) to reimburse Holdings for general and administrative costs of the Projects, the Borrower and the Guarantors directly incurred by
Holdings and other corporate overhead expenses and franchise, capital stock or other similar
Taxes required to maintain Holdings’ existence in the ordinary course of business not to exceed the amount set forth for each item of general and administrative costs set forth on Schedule IV in any Fiscal Year, so long as such amounts included in the Applicable Annual Budget for such
Fiscal Year (the “G&A Cost Reimbursement Payments”); (iii) any Temple I June Revenue
Amount in accordance with the Security Deposit Agreement and (iv) any payments in respect of any Permitted Affiliate Commodity Agreement permitted under Section 6.14, and (v) so long as the Distribution Conditions are satisfied, any Restricted Payments using the proceeds of Retained
Excess Cash Flow pursuant to priority ninth under Section 3.2 of the Security Deposit
Agreement.
Section 6.08.Transactions with Affiliates.  Except as set forth on Schedule 6.08, conduct any transactions otherwise permitted under the Loan Documents with any of its
Affiliates on terms other than (a) those that are fair and reasonable and no less favorable to the
Loan Parties than it would obtain in a comparable arm’s length transaction with a Person not an
Affiliate (as determined by the applicable Loan Party acting in good faith) and (b) the disposition of assets and properties described in the Shared Facilities Assignment Agreements and Section
6.05(i).
Section 6.09.Amendments of Constituent Documents.  Amend its Constituent
Documents other than amendments that do not adversely impair the rights and remedies of any
Agent or any Secured Party under the Collateral Documents.
Section 6.10.Accounting Changes.  Make or permit any change in its (a) accounting policies or reporting practices, except as required by GAAP or (b) Fiscal Year.
Section 6.11.Prepayments of Debt.  Prepay, redeem, cash collateralize, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt, except the prepayment of the
Advances in accordance with the terms of this Agreement and the Security Deposit Agreement and the delivery or application of Counterparty Collateral, to the extent constituting any such action.
Section 6.12.Amendment of Material Project Contracts, Etc.
(a)Directly or indirectly, amend, modify or change in any manner any material term or condition of any Material Project Contract or give any consent, waiver or approval thereunder in respect of any material term or condition or waive any default under or breach of any material term or condition of any Material Project Contract, unless either (i) the Borrower shall have (A) certified in writing to the Administrative Agent and the Lender Parties at least 5 Business Days prior to the taking of any such action by any
Loan Party that such amendment, modification, change, consent, waiver, amendment or other action is in the best interest of the Borrower (as determined by the Borrower acting in good faith) and could not reasonably be expected to have a Material Adverse Effect and (B) provided a copy of the proposed amendment, modification, waiver or other documentation relating to such action to the Administrative Agent and the Lender Parties at least 5 Business Days prior to the effectiveness thereof and (ii) solely in the case of any such action in respect of any Material Project Contract, has not received any objection within the 5 Business Day period following receipt of the certification required under clause (i) above from the Administrative Agent (acting at the direction of the Required
Lenders) to the effect that such amendment, modification, waiver or other action could reasonably be expected to have a Material Adverse Effect.
(b)Cancel or terminate any Material Project Contract (including by way of assignment of any Loan Parties’ (as applicable) rights thereunder) or consent to or accept

AMERICAS 123463960
any cancellation or termination thereof (other than upon the scheduled expiration in accordance with the terms thereof) unless the Loan Party (as applicable) shall have entered into (or simultaneously with such termination shall enter into) a Replacement
Project Contract in substitution thereof in accordance with Section 6.16, and the
Borrower shall have certified in writing to the Administrative Agent and the Lender
Parties at least 5 Business Days prior to such cancellation or termination that such termination (after giving effect to such Replacement Project Contract) is in the best interest of the applicable Loan Party (as determined by such Loan Party acting in good faith) and could not reasonably be expected to have a Material Adverse Effect; provided that notwithstanding the foregoing, (x) no Loan Party shall be entitled to terminate and substitute or replace any Interconnection Agreement, any Tax Abatement Agreement or
any Water Services Agreement and (y) no Loan Party shall be entitled to terminate and substitute or replace any Gas Transportation Agreement unless such Gas Transportation
Agreement is replaced with a Replacement Project Contract which (i) in the case of each
Gas Transportation Agreement, provides for gas transportation services on a firm basis for a term no shorter than, and for gas quantities no less than, the term and quantities of the Gas Transportation Agreement being replaced and (ii) contains gas quality and other technical specifications consistent in all material respects with those contained in the Gas
Transportation Agreement being replaced, or are otherwise consistent with the operational requirements of the Temple I Energy Center or the Temple II Energy Center;
provided, further, that, notwithstanding the foregoing, any Loan Party shall be permitted to cancel, terminate or agree to the cancellation or termination of any Additional Project
Agreement (other than an Additional Project Agreement that constitutes a Replacement
Project Contract) without entering into a Replacement Project Contract in respect thereof, to the extent that (A) the Borrower shall have certified in writing to the Administrative
Agent and the Lender Parties at least 5 Business Days prior to the cancellation or termination thereof that such cancellation or termination is in the best interests of the applicable Loan Party (as determined by such Loan Party acting in good faith) and could not reasonably be expected to have a Material Adverse Effect or (B) the Required
Lenders have consented to any such cancellation or termination; and provided further that any Commodity Agreement shall be governed solely by Section 6.16.
Section 6.13.Partnerships, Formation of Subsidiaries, Etc. Become a general partner in any general or limited partnership or joint venture or a member in any limited liability company or organize or own any Subsidiary (including by way of Division), other than (a) the
Borrower owning Equity Interests in each of Temple I and Temple II and (b) each of Temple I and Temple II each owning 50% of the Shared Facilities SPE.
Section 6.14.Speculative Transactions/ Commodity Hedges.  Enter into:
(a)any Hedge Agreement except (1) (x) Permitted Commodity Agreements;
provided that thereafter the Loan Parties shall promptly deliver to the Administrative
Agent a copy of such Permitted Commodity Agreement; or (y) Permitted Replacement
Energy Management Agreements that are assignable as collateral security for the obligations of the Loan Parties in accordance with its respective terms; provided that thereafter the Loan Parties shall promptly deliver to the Administrative Agent an executed Consent and Agreement in respect of such Permitted Replacement Energy
Management Agreement, together with a copy of such Permitted Replacement Energy
Management Agreement, (2) Interest Rate Agreements that are either unsecured or secured with (i) Retained Excess Cash Flow or (ii) the Voluntary Equity Contribution or
(3) Permitted Affiliate Commodity Agreements, provided that thereafter the Loan Parties shall promptly (but in no event later than five (5) Business Days) deliver to the
Administrative Agent and the Lender Parties a copy of such Permitted Affiliate
Commodity Agreement; or

AMERICAS 123463960
(b)any Commodity Agreements that are secured by the Collateral, other than
Secured Commodity Agreements, but only to the extent the Liens securing such Secured
Commodity Agreements constitute Permitted Liens.
Section 6.15.Capital Expenditures.  Make any Capital Expenditures in any calendar year in an amount greater than $1,000,000 in the aggregate for any such calendar year, other than
(a) in connection with a Capital Expenditure made by any Loan Party, as applicable, to bring it or the applicable Project into compliance with any Requirement of Law, (b) costs with respect to
Major Maintenance Expenditures, Capital Expenditures, or the Shared Facilities (x) consistent with the Applicable Annual Budget or (y) under emergency circumstances requiring action to resume or maintain operation of the Projects or the assets of the Shared Facilities SPE, as applicable, in accordance with Prudent Industry Practice or to avoid imminent threat to human life or property, (c) expenditures made with Loss Proceeds on account of a Loss Event in accordance with the terms of the Security Deposit Agreement, (d) the purchase or plant, property or equipment to the extent financed with any proceeds received by the Loan Parties in connection with any disposition of any property of a Loan Party pursuant to Section 6.05 and, in each case, in accordance with the Security Deposit Agreement, or (e) to the extent funded solely with the proceeds of (i) any Retained Excess Cash Flows or (ii) the proceeds of Voluntary Equity
Contributions or other equity contributions from Holdings.
Section 6.16.Additional Project Agreements.  Except as contemplated by Section
5.11 or by Section 6.5 of the Shared Facilities Agreement, enter into, become a party to or become liable under any Additional Project Agreement (with any series of related Contractual
Obligations entered into as part of a single transaction or series of related transactions to be considered as one Additional Project Agreement for purposes of this Section 6.16), or allow the
Shared Facilities SPE to take any such action, including any Replacement Project Contract entered into pursuant to this Section 6.16 or Section 8.01(m) unless:
(a)such Additional Project Agreement (i) is for the purchase of items expressly provided for in the Applicable Annual Budget, (ii) is a Replacement Project
Contract, (iii) is required to be entered into under the Shared Facilities Agreement to implement the arrangements contemplated thereby or (iv) is a Permitted Replacement
Energy Management Agreement that has been procured through a request for proposal process mutually agreed between the Borrower and the Administrative Agent (such consent not to be unreasonably withheld or delayed); and
(b)the Loan Parties shall use commercially reasonable efforts to deliver to the
Collateral Agent and the Administrative Agent an executed Consent and Agreement in respect of such Additional Project Agreement, together with a copy of such Additional
Project Agreement; provided that, in the event the Borrower is selecting among two or more Additional Project Agreement counterparties with terms that are substantially similar, the Loan Parties shall select the counterparty that will provide a Consent and
Agreement,.
Section 6.17.Contingent Liabilities.  Become liable under any Contractual Obligation or Support Instrument as a surety or accommodation endorser for or upon the obligation of any other Person, except (a) normal trade credit, (b) the endorsement of negotiable instruments received in the normal course of its business, (c) indemnities provided under the Transaction
Documents, (d) ordinary course indemnities under Contractual Obligations that are not
Transaction Documents and (e) Permitted Debt.
Section 6.18.Lease Transactions.  Enter into any transaction for the lease of any
Property, whether an operating lease, Capitalized Lease or otherwise other than (a) the leases set forth on Schedule 4.01(v)(i) or Schedule 4.01(v)(ii), (b) Capitalized Leases permitted under
Section 6.02(c), (c) leases of automobiles, office equipment and other real or personal property under which the aggregate annual lease payments by the Loan Parties do not exceed $2,000,000 in the aggregate in any Fiscal Year and (d) operating leases contemplated by the then Applicable

AMERICAS 123463960
Annual Budget; provided that such operating leases shall not have a term in excess of five years as of any date of determination, and (e) leases in respect of the Shared Facilities, as defined in and pursuant to the Shared Facilities Agreement.
Section 6.19.Employees.  Have any employees.
Section 6.20.ERISA Plans.  Incur any material liability under or by operation of Title
IV of ERISA, including, but not limited to, any liability in connection with the termination of an
“employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title IV of ERISA or the withdrawal from a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA.
Section 6.21.Accounts.  Open or have any deposit or securities accounts other than the
Accounts, the Local Account, the L/C Cash Collateral Account and accounts described in clauses (n) and (o) of the definition of Permitted Liens.
Article VII
REPORTING COVENANTS
So long as any Advance or any other Obligation of any Loan Party under any Loan
Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Loan Parties will furnish to the Agents and the
Lender Parties:
Section 7.01.Default and Material Adverse Effect Notice.  As soon as possible and in any event within ten (10) Business Days after any Loan Party obtains Knowledge of the occurrence of (a) each Default or (b) any event, development or occurrence specific to any Loan
Parties or any Project that is not a matter of general public knowledge and that has had, or could reasonably be expected to have, a Material Adverse Effect continuing on the date of such statement, a statement of the Chief Financial Officer of the Loan Parties setting forth details of such Default or event, development or occurrence and the action that the Loan Parties has taken and proposes to take with respect thereto.
Section 7.02.Annual Financials.  As soon as available and in any event within 120 days after the end of each Fiscal Year, a copy of the annual audit report for such year for the
Borrower and its Subsidiaries, including therein a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Year and the related consolidated statement of income and consolidated statement of cash flows of the Borrower and its Subsidiaries for such
Fiscal Year, in each case accompanied by an opinion as to such audit report of
PricewaterhouseCoopers LLP or other independent public accountants of nationally recognized standing acceptable to the Required Lenders (without any Impermissible Qualification) and (b) a certificate of the Chief Financial Officer of the Borrower stating that, to the Chief Financial
Officer’s Knowledge, no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto; provided that, in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide a reconciliation of such financial statements to GAAP.
Section 7.03.Scheduled Financials.  As soon as available and in any event within 60 days after the end of each of the first three quarters of each Fiscal Year, a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter and the related consolidated statement of income and consolidated statement of cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and a consolidated statement of income and a consolidated statement of cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding Fiscal Year, all in reasonable detail and duly certified (subject to normal year-end audit adjustments and the absence of footnotes) by the Chief Financial Officer of the Borrower as having been prepared in accordance with GAAP, together with a certificate of said officer stating

AMERICAS 123463960
that, to the Chief Financial Officer’s Knowledge, no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect; provided that, in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide a reconciliation of such financial statements to GAAP.
Section 7.04.Annual Budget.
(a)As soon as available and in any event within 60 days after the end of each
Fiscal Year, deliver to the Administrative Agent and the Lenders an annual budget and operating plan, including a statement of projected Revenues and O&M Costs on an individual line item basis (for each Project) and projected debt service in respect of the
Facilities and Permitted Debt (to the extent such Permitted Debt constitutes Debt for
Borrowed Money) for the then current Fiscal Year (each, as approved or deemed approved in accordance with the provisions of this Section 7.04, an “Annual Budget”).
Each Annual Budget shall be accompanied by an officer’s certificate signed by a
Responsible Officer of the Borrower stating that the budget is a reasonable estimate for the period covered thereby and is in compliance with the requirements of Section 7.04(d).
(b)A proposed Annual Budget shall become effective on the 45th day after its submission to the Administrative Agent and the Lenders in accordance with Section
7.04(a) unless all or any material item of such proposed Annual Budget is disapproved prior to such date by the Required Lenders.  No later than 45 days after the receipt of any
Annual Budget, the Required Lenders in consultation with the Independent Engineer shall approve such Annual Budget or shall advise the Borrower of any changes thereto necessary for approval by the Administrative Agent.
(c)If any item of a proposed Annual Budget is disapproved by the Required
Lenders within 45 days after its submission to the Administrative Agent and the Lenders, the Borrower shall comply with all approved items (if any) of such Annual Budget.  With respect to those items (if any) of an Annual Budget that are disapproved, the Borrower, the Administrative Agent and the Lenders shall continue to discuss such items; provided that if the Borrower and the Required Lenders are unable to agree with respect to such item, the amount set forth for such item in the Applicable Annual Budget for the preceding Fiscal Year relating to such disapproved items shall be applicable (and shall for all purposes hereof be deemed to be part of the approved Annual Budget for the current
Fiscal Year until such time as such items of the Annual Budget for the current Fiscal
Year have been approved by the Administrative Agent (acting at the direction of the
Required Lenders)); provided that until so approved, the budgeted amounts of such disputed items shall be escalated by an amount equal to the GDP-IPD.
(d)Each Annual Budget shall (i) be prepared in good faith on the basis of all facts and circumstances then existing and known to the Loan Parties and written assumptions stated therein which the Loan Parties believe to be reasonable as to all factual and legal matters material to such estimates, and reflect the Borrower’s best estimate of the future results of the Loan Parties and the Projects (it being understood that such Budget is as to future events and is not to be viewed as facts, is subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan
Parties (and each of their respective Subsidiaries), and no assurance can be given that the
Budget will be realized and that actual results may differ from projected results and such differences may be material) and (ii) be based on the same format and maintained substantially on the same basis as, and provide sufficient detail to permit a meaningful comparison to, previous years.  Each Annual Budget shall include (A) fair and good faith reasonable estimates of Revenues (including Capacity Payments), O&M Costs (both fixed and variable), Major Maintenance Expenditures and other Capital Expenditures on an individual line item basis for each Project and projected debt service and pro forma

AMERICAS 123463960
cash flow projections for each month covered by such Annual Budget, (B) a summary of each Project’s major maintenance schedule to the end of the then current long term major maintenance cycle (and related scheduled outages), (C) the Loan Parties’ fair and good faith reasonable estimates of the Major Maintenance Expenditures for the succeeding two years and the envisioned effect of any contemplated major maintenance activities on each
Project’s operations, (D) each Project’s program for spare parts (including the proposed suppliers thereof and prices therefor, inventory management and fuel supply management) and (E) such other information as the Administrative Agent may reasonably request (in each case, it being understood that such Budget is as to future events and is not to be viewed as facts, is subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan Parties (and each of their respective Subsidiaries), and no assurance can be given that the Budget will be realized and that actual results may differ from projected results and such differences may be material).
(e)If at any time during any Fiscal Year, fixed O&M Costs to be paid during the balance of such Fiscal Year exceed or could reasonably be expected to exceed by
25% the amount of such fixed O&M Costs indicated in the Applicable Annual Budget for such Fiscal Year, then the Borrower shall deliver an amendment to the Applicable
Annual Budget to the Administrative Agent and the Lenders.  At the time the Borrower submits such proposed amendment, the Borrower shall certify the purpose of such amendment and that such amendment is reasonably necessary or advisable for the operation and maintenance of each Project, provided that no such amendment shall be made to the Applicable Annual Budget for the payment of any fees or other amounts to any Affiliate of the Borrower unless the Borrower shall have demonstrated to the reasonable satisfaction of the Independent Engineer that such increased amounts reflect fair market compensation for the services or products being rendered or paid for with such additional amounts.  If the Required Lenders do not inform the Borrower of their failure to approve a proposed amendment within 45 days after submission thereof to the
Lenders and the Administrative Agent, such proposed amendment shall be deemed approved by the Required Lenders.  If the Required Lenders do not approve a proposed amendment, the Required Lenders shall advise the Borrower of the items which are disapproved and the reason for such disapproval.  If all or any part of a proposed amendment is disapproved, the Loan Parties shall comply with the approved Annual
Budget.
Section 7.05.Litigation.  Promptly after the commencement thereof, notice of all actions, suits, investigations, litigation and proceedings before any Governmental Authority affecting any Loan Party of the type described in Section 4.01(h).
Section 7.06.Creditor Reports.  Promptly after the furnishing thereof, copies of any material statement or report furnished to any holder of Debt securities of any Loan Party pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lender Parties pursuant to any other section of this Article VII.
Section 7.07.Agreement Notices, Etc. Promptly upon receipt thereof, (a) copies of all notices, requests and other documents received by any Loan Party under or pursuant to any
Material Project Contract, Easement Agreements or Governmental Authorization regarding or related to (i) any material breach or default asserted by any party thereto or (ii) any other event that could reasonably be expected to materially impair the value of the interests or the rights of any Loan Party thereunder or otherwise have a Material Adverse Effect, (b) copies of any amendment, modification or waiver of any material provision of any Material Project Contract,
Easement Agreements or other material Contractual Obligations or any Applicable
Governmental Authorizations, (c) copies of any material amendment, modification or waiver of any provision of any Constituent Document of any Loan Party, (d) copies of any Additional
Project Agreement entered into by any Loan Party after the date hereof to the extent not

AMERICAS 123463960
previously delivered, (e) copies of any material Governmental Authorizations obtained after the
Closing Date, (f) any change in the information provided in the Beneficial Ownership
Certification that would result in a change to the list of beneficial owners identified in parts (c) or
(d) of such certification and (g) from time to time upon request by the Administrative Agent, such information and reports regarding the Material Project Contracts, Easement Agreements,
Permitted Commodity Agreements, Permitted Affiliate Commodity Agreements, Governmental
Authorizations obtained in respect of each Project and such instruments, indentures and loan and credit and similar agreements as the Administrative Agent may reasonably request.  .
Section 7.08.Environmental Conditions.  Promptly after receipt of notice or obtaining
Knowledge thereof, notice of any Environmental Action against or of any non-compliance by any Loan Party with any Environmental Law or Environmental Permit or the release of any
Hazardous Material, which, in each case, could (a) reasonably be expected to have a Material
Adverse Effect or could reasonably be likely to result in any material liability to, or criminal sanctions against, any Loan Party or any Agent or Lender Party or (b) cause any Real Property described in the Mortgages to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law.
Section 7.09.Material Commodity Agreements.  Deliver to the Administrative Agent,
no later than ten days after the end of each calendar quarter, a quarterly report of all Material
Commodity Agreements entered into by any Loan Party during such quarterly period, certifying compliance of such Material Commodity Agreements with the requirements set forth in the definition of Permitted Commodity Agreements, and, if applicable, Secured Commodity
Agreements.
Section 7.10.Insurance.  (a) As soon as available and in any event within 30 days after the end of each annual policy renewal date, a certificate of a Responsible Officer of the
Borrower, certifying that (i) in the case of the Loan Parties, the insurance requirements of
Schedule 5.04 have been implemented and in the case of the Shared Facilities SPE, the insurance requirements of Section 13 of the Shared Facilities Agreement have been implemented and the
Loan Parties’ insurance policies are being complied with in all material respects and (ii) the Loan
Parties have paid all insurance premiums then due and payable, and (b) promptly after obtaining
Knowledge of any early cancellation or material change in the terms, coverage or amounts of any insurance, in the case of the Loan Parties, described in Schedule 5.04 or, in the case of the
Shared Facilities SPE, described in the Shared Facilities Agreement, a statement a Responsible
Officer of the Borrower setting forth the details of such cancellation or change and (c) within the period during which Temple I is required to make a notification to the carrier of its insurance applicable to the Winter Storm Uri Litigations of, to the Loan Parties’ Knowledge (x) the
commencement of any Winter Storm Uri- related lawsuit against Temple I and/or the Temple I
Project and (y) any threatened Winter Storm Uri-related lawsuit against Temple I and/or the
Temple I Project, in each case, in order to make a timely claim with respect to such lawsuit as may be required by the Loan Parties’ applicable insurance policies, Temple I shall (i) deliver or cause to be delivered such notification to such insurance carrier with a copy to the
Administrative Agent and (ii) provide to the Administrative Agent all correspondence between the Loan Parties and/or their respective Affiliates and such insurance carrier relating to such
Winter Storm Uri- related lawsuit.
Section 7.11.Sanctions Violation.  Promptly after any Loan Party obtains actual knowledge or receives any written notice of a Sanctions Violation, written notice to the
Administrative Agent of such Sanctions Violation.
Section 7.12.Operating Reports.  Deliver to the Administrative Agent, as soon as available, but in any event no later than 60 days after the end of each fiscal quarter, a summary of operations for each such fiscal quarter and a summary of the calendar year-to-date operations, in each case including comparisons to the Applicable Annual Budget, including information in reasonable detail concerning:  (a) generating output of each Project during such fiscal quarter, (b)
Commodity Agreements in effect during such fiscal quarter and any deliveries or payments made thereunder, (c) any adjustments made to any pricing formula or component thereof in any
Commodity Agreement during such fiscal quarter, (d) the mark to market exposure of each Loan

AMERICAS 123463960
Party under any Commodity Agreement to which any Loan Party is a party as of the last day of such fiscal quarter, (e) Revenues generated during such fiscal quarter, (f) O&M Costs during such fiscal quarter, (g) any Capital Expenditures or Major Maintenance Expenditures made during such fiscal quarter, (h) the Loan Parties’ most recent cash planning forecast by month covering at least the next six months, (i) any material developments during such fiscal quarter in the operations of each Project which have had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (j) a description of compliance and non-compliance with Applicable Governmental Authorizations, and (k) without duplication of any of the foregoing, a description of any material defects or material malfunctions at each
Project and factors affecting actual or expected O&M Costs and Revenues.
Section 7.13.Notices, Etc. Promptly upon any Loan Party obtaining Knowledge thereof notify the Administrative Agent of:
(a)the incurrence of fixed O&M Costs in any three month period to the extent such incurrence exceeds (x) 115% of fixed O&M Costs budgeted for such three month period pursuant to the then Applicable Annual Budget or (y) Shared Expenses in any three month period, to the extent such incurrence exceeds 115% of Shared Expenses budgeted for such three month period pursuant to the then Applicable Annual Budget;
(b)the occurrence of any Loss Event or Title Event, in each case, whether or not insured;
(c)any notice of cancellation of, or non-renewal of, or material change in the insurance policies maintained by or on behalf of the Loan Parties, including in respect of any Project and the Shared Facilities;
(d)any material change in accounting policies or financial reporting practices by any Loan Party;
(e)any notice of demand under any Support Instrument issued in respect of any Material Project Contract;
(f)(i) any dispute or material correspondence between any Loan Party and any Governmental Authority involving the revocation, modification or failure to renew of any Applicable Governmental Authorization, except as could not reasonably be expected to result in any such Loan Party incurring a liability or loss in excess of $3,000,000, or
(ii) the imposition of additional conditions with respect to any Applicable Governmental
Authorization that could reasonably be expected to be material and adverse to the interests of the Lenders;
(g)the assertion of the occurrence of any event of force majeure under any
Material Project Contract and, to the extent requested by the Administrative Agent and available to any Loan Party, copies of any invoices, statements, supporting documentation, schedules, data or affidavits delivered under such Material Project
Contract;
(h)any total plant forced outage in respect of any Project in excess of 72 consecutive hours;
(i)upon obtaining Knowledge thereof, any transfer or disposition of any direct ownership interest in Holdings, including information regarding transferees in respect of any transfers by the Person that directly owns an interest in any Loan Party below a corporate taxpayer level; and

AMERICAS 123463960
(j)within 60 days of the replacement of any Person included in the
Knowledge definition (whether those specifically listed or successors into any such role), the name of any successor to a Person.
Section 7.14.Other Information.  Such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan
Party as any Agent, or any Lender Party through the Administrative Agent, may from time to time reasonably request.
Section 7.15.Shared Facilities Reports.  Deliver to the Administrative Agent, as soon as available each report, financial statement, notice or other written information delivered to any
Loan Party pursuant to the Shared Facilities Agreement.
Article VIII
EVENTS OF DEFAULT
Section 8.01.Events of Default.  If any of the following events (each an “Event of
Default”) shall occur and be continuing:
(a)(i) the Borrower shall fail to pay any principal of any Advance or reimburse the L/C Issuing Bank for any draws under a Letter of Credit when the same shall become due and payable, (ii) the Borrower shall fail to pay any interest on any
Advance within three (3) Business Days after the same shall become due and payable, or
(iii) any Loan Party shall fail to make any other payment under any Loan Document within five (5) Business Days after the earlier of the date on which (x) any Responsible
Officer of the Borrower becomes aware of such failure or (y) written notice thereof shall have been given to the Borrower by any Agent or any Lender Party; or
(b)any representation or warranty made by any Loan Party under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; provided that, if (i) the fact, event or circumstance resulting in such inaccurate representation or warranty is capable of being cured, corrected or otherwise remedied and (ii) such fact, event or circumstance shall have been cured, corrected or otherwise remedied within forty five (45) days from the date the Borrower or any other
Loan Party obtains Knowledge thereof or from notice to the Borrower from the
Administrative Agent or the Required Lenders; or
(c)any Loan Party shall fail to perform or observe any term, covenant or agreement contained in:
(i)Section 2.15 (Use of Proceeds);
(ii)Section 5.04 (Maintenance of Insurance);
(iii)Section 5.05 (Preservation of Corporate Existence, Etc.);
(iv)Section 5.13 (Accounts) (solely with respect to Section 5.13, such failure shall remain unremedied for fifteen (15) days after the earlier of the date on which (i) any officer of any Loan Party becomes aware of such failure or (ii)
written notice thereof shall have been given to the Borrower or any other Loan
Party by any Agent or any Lender Party);
(v)Section 5.14 (Sanctions);
(vi)Section 5.15 (Separateness);
(vii)Section 5.18 (Tax Abatement Agreement);

AMERICAS 123463960
(viii)Section 5.21 (Funding of the Debt Service Reserve Account)
(solely with respect to Section 5.21, such failure shall remain unremedied for 5 days after September 30, 2023),
(ix)Article VI (Negative Covenants); or
(x)Section 7.01 (Default and Material Adverse Effect Notice); or
(d)(A) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in Section 7.02, Section 7.03 or Section 7.04 and such failure shall remain unremedied for 10 days, or (B) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in Section 7.12 and such failure shall remain unremedied for 15 days, in each case, after the earlier of the date on which (i) any officer of any Loan Party becomes aware of such failure or (ii) written notice thereof shall have been given to the Borrower or any other Loan Party by any Agent or any Lender Party; or
(e)any Loan Party shall fail to perform or observe any term, covenant or agreement contained in any Loan Document on its part to be performed or observed
(other than any term, covenant or agreement contemplated by Section 8.01(a) through
Section 8.01(c) ) if such failure shall remain unremedied for 45 days after the earlier of the date on which (i) any officer of a Loan Party becomes aware of such failure or (ii)
written notice thereof shall have been given to a Responsible Officer of the Borrower or any other Loan Party by the Administrative Agent or the Required Lenders; provided, however, that, if (A) such failure does not involve the payment of money to any Person and cannot be cured in such 45 day period, (B) such failure is susceptible of cure, (C) the
Loan Parties are proceeding with diligence and in good faith to cure such failure, and (D)
the existence of such failure has not had and would not, after considering the nature of the cure, reasonably be expected to have a Material Adverse Effect, and (E) the
Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower to the effect of clauses (A), (B), (C) and (D) above and stating what action the Borrower or any other Loan Party is taking to cure such failure, then such 45 day cure period shall be extended to such date, not to exceed a total of 90 days, as shall be necessary for the applicable Loan Party to diligently cure such failure; or
(f)any Loan Party shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt of any Loan Party that is outstanding in a principal amount (or, in the case of any Interest Rate Agreement or Commodity
Agreement, an Agreement Value) of at least $10,000,000 either individually or in the aggregate (but excluding Debt outstanding hereunder), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such
Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, and the effect of such event or condition is the acceleration of such Debt or the maturity of such Debt, or such Debt shall be declared to be due and payable or required to be prepaid or redeemed; or
(g)any Loan Party shall be subject to a Bankruptcy Event; or
(h)any judgments or orders, either individually or in the aggregate, for the payment of money in excess of $10,000,000 shall be rendered against any Loan Party and either enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 60 consecutive days during which a

AMERICAS 123463960
stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not give rise to an Event of Default under this Section 8.01(h)(ii) if and for so long as (A)
the amount of such judgment or order is covered by a valid and binding policy of insurance in favor of such Loan Party from an insurer that is rated at least “A” by A.M.
Best Company, which policy covers full payment thereof (other than the greater of the applicable deductible or $5,000,000) or by third-party indemnification or reimbursement and (B) such insurer or third-party has been notified, and has not disputed the claim made for payment, of the amount of such judgment or order; or
(i)any non-monetary judgment or order shall be rendered against any Loan
Party that could reasonably be expected to have a Material Adverse Effect, and there shall be any period of 30 consecutive days during which such judgment shall not have been vacated, discharged or stayed or bonded pending appeal; or
(j)any provision of any Loan Document after delivery thereof pursuant to
Section 3.01 or Section 5.09 shall for any reason cease to be valid and binding on or enforceable against any Loan Party or any Loan Party shall so state in writing; or
(k)any Collateral Document or financing statement in respect thereof after delivery thereof pursuant to Section 3.01 or Section 5.09 shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority lien
(subject to Permitted Liens) on and security interest in the Collateral purported to be covered thereby; or
(l)any Loan Party shall be in breach of any material obligation, or a material default by any Loan Party shall have occurred and be continuing, under a Material Project
Contract, and such breach or default shall not be remediable or, if remediable, shall continue unremedied for a period equal to the lesser of cure period provided under the
Material Project Contract or 45 days from the time any such Loan Party obtains
Knowledge thereof; provided, however, that, if (i) such breach cannot be cured within such period, (ii) such breach is susceptible of cure, (iii) the Loan Parties are proceeding with diligence and in good faith to cure such breach, (iv) the existence of such breach has not had and would not, after considering the nature of the cure, reasonably be expected to give rise to, a termination by the counterparty to the Material Project Contract which is subject to breach or to otherwise have a Material Adverse Effect, and (v) the
Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower to the effect of clauses (i), (ii), (iii) and (iv) above and stating what action the Loan Parties are taking to cure such breach then, so long as no Material Adverse
Effect occurs, such cure period shall be extended to such date, not to exceed a total of 90 days, as shall be necessary for the Loan Parties diligently to cure such breach; or
(m)(i) any Project Counterparty (other than the City of Temple) shall fail to perform or observe any material term, covenant or agreement contained in any Material
Project Contract or any Consent and Agreement to which it is a party (and (x) such failure shall remain unremedied for 90 days from the time any Loan Party obtains
Knowledge of such failure and (y) such failure has resulted in, or could reasonably be expected to result in, a Specified Project MAE) or shall be subject to a Bankruptcy Event, unless (A) in the case of a Bankruptcy Event, such Project Counterparty is continuing to perform all of its material obligations under each Material Project Contract to which it is a party and such Bankruptcy Event could not reasonably be expected to have a Material
Adverse Effect or (B) the applicable Loan Party has entered into a Replacement Project
Contract in respect of such Material Project Contract within 120 days after such breach or
Bankruptcy Event and the relevant Loan Party shall have fully satisfied all of its

AMERICAS 123463960
obligations arising out of such termination within such 120-day period; or (ii) any
Material Project Contract (other than the Water Services Agreement) shall terminate or otherwise cease to be valid and binding on any party thereto (except upon expiration in accordance with its terms or full performance by such party of its obligations thereunder or as otherwise permitted by the second proviso to Section 6.12(b)) and such termination or cessation shall have resulted in, or could reasonably be expected to result in, a
Specified Project MAE, unless the relevant Loan Party has entered into a Replacement
Project Contract in respect of such Material Project Contract within 90 days after such termination and the relevant Loan Party shall have fully satisfied all of its obligations arising out of such termination within such 120-day period; or
(n)any Loan Party shall voluntarily abandon the operation and maintenance of any Project, with no intent to resume such operation, for a period of more than 60 consecutive days (it being acknowledged that any Loss Event, Title Event, Event of
Eminent Domain, force majeure event, outage or other event which is not caused by the
Borrower or any of its Subsidiaries shall, in each case, be deemed to not be an abandonment); or
(o)any material portion of any Project is damaged, seized or appropriated without fair value being paid therefor (by insurance or otherwise) such as to allow replacement of such Property and/or prepayment of the Secured Obligations in accordance with Section 3.8 of the Security Deposit Agreement and to allow the Loan
Parties to continue satisfying their Obligations under this Agreement and the other
Transaction Documents, in each case after giving effect to any cash contributions to the common equity of the Loan Parties made to the Loan Parties after the Closing Date and applied to such replacement and/or prepayment; or
(p)a Change of Control shall occur; or
(q)Holdings shall (i) directly conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations or other activity other than those related to its ownership of the Equity Interests in the Borrower and the performance of its Obligations under the Loan Documents to which it is a party including (A) activities associated with the making of capital contributions to the
Borrower and (B) the issuance of Equity Interests in connection with its ownership of the
Borrower or (ii) directly own, lease, manage or otherwise operate any Property other than the ownership of Equity Interests in the Borrower or (iii) incur any Debt other than under the Loan Documents or as otherwise permitted under the Pledge Agreement;
(r)any Loan Party shall fail to perform or observe any term, covenant or agreement contained in Section 5.16 and such failure shall remain unremedied for 30 days after the earlier of the date on which (i) any officer of the Borrower becomes aware of such failure or (ii) written notice thereof shall have been given to the Borrower by any
Agent or any Lender Party;
(s)The City of Temple shall fail to perform or observe any material term, covenant or agreement (a “Water Provider Breach”) contained in any Water Services
Agreement or any Consent and Agreement to which it is a party and such failure to perform or observe such material term, covenant or agreement could reasonably be expected to have a Material Adverse Effect (provided that the occurrence of any event set forth on Schedule 8.01(s) shall be deemed to constitute a Material Adverse Effect for purposes of this Section 8.01(s)) and shall continue unremedied for a period of more than:
(i)if such Water Provider Breach occurs during a Peak Month:

AMERICAS 123463960
(A)in the event City of Temple is delivering less water to
either Temple I or Temple II than required pursuant to the applicable
Water Services Agreement and such shortfall has not been replaced or substituted with a short-term water supply source (including, without limitation, by the use of water under any other Water Services Agreement and any water delivered under a Replacement Project Contract in respect of such Water Services Agreement), 90 days after such breach;
(B)in the event City of Temple is delivering less water to
either Temple I or Temple II than required pursuant to the applicable
Water Services Agreement and such shortfall has been replaced or substituted with a short-term water supply source (including, without limitation, by the use of water under any other Water Services Agreement and any water delivered under a Replacement Project Contract in respect of such Water Services Agreement), 120 days after such breach; or
(C)in the event City of Temple is delivering the full amount of water pursuant to the Water Services Agreements, 120 days after such breach; or
(ii)if such Water Provider Breach occurs during a Non-Peak Month,
120 days after such breach; or
(t)Any Water Services Agreement shall terminate or otherwise cease to be valid and binding on any party thereto unless the relevant Loan Party has entered into a
Replacement Project Contract in respect of the applicable Water Services Agreement within 90 days and the relevant Loan Party shall have fully satisfied all of its obligations arising out of such termination or cessation within such 90-day period;
then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Loan Parties, declare the Commitments of each Lender Party and the obligation of each Lender to make Advances and of the L/C Issuing
Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate,
(ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Loan
Parties, declare the Advances, all interest thereon and all other amounts payable under this
Agreement (including the Minimum Earnings Amount) and the other Loan Documents to be forthwith due and payable, whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party; provided, however, that, in the event of an actual or deemed entry of an order for relief with respect to any
Loan Party under the Bankruptcy Code or upon the occurrence of an Event of Default under
Section 8.01(g), (x) the Commitments of each Lender and the obligation of each Lender Party to make Advances and of the L/C Issuing Bank to issue Letters of Credit shall automatically be terminated and (y) the Advances, all such interest and all such amounts (including the Minimum
Earnings Amount) shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by each
Loan Party, (iii) subject to the Intercreditor Agreement, may apply, set off or execute upon any amounts on deposit in any Account or any proceeds (or direct the Depositary and/or the
Collateral Agent to do the same), or any other moneys of any Loan Party on deposit with the
Administrative Agent or any other Lender Party in the manner provided in the Uniform

AMERICAS 123463960
Commercial Code and other relevant statutes and decisions and interpretations thereunder with respect to cash collateral or on its own volition if the Administrative Agent reasonably believes that the failure to make such payment would reasonably be expected to have a Material Adverse
Effect, apply funds in the Revenue Account at the times and in the order of priority provided in the Security Deposit Agreement, (iv) subject to the Intercreditor Agreement, may liquidate
Insurance Proceeds (including any Permitted Investments made with such proceeds) in such manner as the Required Lenders shall deem reasonable and prudent under the circumstances and apply the same (A) to curing such Event of Default, and any Insurance Proceeds remaining thereafter shall be applied as provided in the Security Deposit Agreement, or (B) toward payment of all other Secured Obligations (as defined in the Intercreditor Agreement) of the Borrower and the other Loan Parties in connection with the exercise of the Lenders’ remedies pursuant to this
Section 8.01 and (v) subject to the Intercreditor Agreement, may exercise any and all rights and remedies available under any of the Loan Documents or applicable law, including judicial or non-judicial foreclosure or public or private sale of any of the Collateral pursuant to the
Collateral Documents.  Upon any acceleration of the unpaid principal balance of any Advance pursuant to this Section 8.01 during the Minimum Earnings Period, the applicable Lender shall be entitled to, and the Borrower shall pay as liquidated damages (it being agreed that the amount of damages that such Lender will suffer in each case are difficult to calculate) an amount equal to the Minimum Earnings Amount applicable to the unpaid principal balance so accelerated, in addition to all other amounts due and payable in respect of the Obligations hereunder.
If all or any part of the Obligations in respect of the Loan Documents becomes due and payable on or prior to the end of the Minimum Earnings Period, whether on the Term Maturity
Date, upon acceleration (whether by election or automatically), or on such other earlier date on which the Obligations in respect of the Loan Documents or portion of the Obligations in respect of the Loan Documents becomes due and payable as provided in the Loan Documents, the applicable Minimum Earnings Amount shall be due and payable on such repayment date.  EACH
LOAN PARTY EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY
DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT
PROHIBITS OR MAY PROHIBIT THE COLLECTION OF ANY MINIMUM EARNINGS
AMOUNT.  Each Loan Party expressly agrees (to the fullest extent that it may lawfully do so)
that:  (A) each Minimum Earnings Amount is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) NO
MINIMUM EARNINGS AMOUNT SHALL CONSTITUTE, OR BE DEEMED OR
CONSIDERED TO BE, UNMATURED INTEREST ON THE TERM LOAN ADVANCE OR
OTHER AMOUNT AND NO LOAN PARTY SHALL ARGUE UNDER ANY
CIRCUMSTANCE THAT ANY MINIMUM EARNINGS AMOUNT CONSTITUTES
UNMATURED INTEREST ON THE TERM LOAN ADVANCE; (C) each Minimum Earnings
Amount shall be payable notwithstanding the then prevailing market rates at the time payment is made; (D) there has been a course of conduct between the Lenders and the Loan Parties giving specific consideration in this transaction for such agreement to pay the Minimum Earnings
Amounts; (E) each Loan Party shall be estopped hereafter from claiming differently than as agreed to in this paragraph; and (F) in view of the impracticability and extreme difficulty of ascertaining actual damages, the parties mutually agree that the Minimum Earnings Amounts are

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a reasonable calculation of the Lenders’ lost profits as a result of any such prepayments and are not a penalty.
It being understood that, prior to, during the occurrence and continuance of any Event of
Default, or anytime thereafter the Loan Parties may prepay in full the outstanding aggregate principal amount of all Advances, together with (A) accrued interest to the date of such prepayment on the aggregate principal amount prepaid, (B) in the case of any prepayment during the Minimum Earnings Period, the Minimum Earnings Amount (as applicable) and (C) any other fees or expenses then due under this Agreement pursuant to Section 2.07(a).  Any optional prepayments pursuant to this paragraph may be made with the proceeds of any funding source, including without limitation, any Voluntary Equity Contributions, proceeds of a refinancing in full of the Facilities in accordance with the terms of the Loan Documents and as contemplated by priority ninth of Section 3.2 of the Security Deposit Agreement.
Section 8.02.Actions in Respect of the Letters of Credit upon Default.
If any Event of Default shall have occurred and be continuing, the Administrative Agent may, or shall at the request of the Required Lenders, irrespective of whether it is taking any of the actions described in Section 8.01 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the Collateral Agent on behalf of the
Lender Parties in same day funds at the Collateral Agent’s Office, for deposit in the L/C Cash
Collateral Account, to the extent not already funded, an amount equal to 102.5% of the aggregate
Available Amount of all Letters of Credit issued by the L/C Issuing Bank then outstanding;
provided that upon the occurrence of an Event of Default under Section 8.01(g) relating to any
Loan Party, the Borrower shall be obligated to pay to the Collateral Agent on behalf of the
Lender Parties in same day funds at the Collateral Agent’s Office, for deposit in the L/C Cash
Collateral Account, to the extent not already funded, an amount equal to 102.5% of the aggregate
Available Amount of all Letters of Credit issued by the L/C Issuing Bank then outstanding, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by each Loan Party.  If any Event of Default shall have occurred and be continuing and the L/C Issuing Bank determines that any funds held in the L/C Cash Collateral
Account are subject to any right or claim of any Person other than the L/C Issuing Bank or its agent or depositary or that the total amount of such funds is less than 102.5% of the aggregate
Available Amount of all Letters of Credit issued by the L/C Issuing Bank then outstanding, the
Borrower will, forthwith upon demand by the L/C Issuing Bank, pay to the L/C Issuing Bank, as
additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) 102.5% of the aggregate Available Amount of all Letters of Credit issued by the
L/C Issuing Bank then outstanding over (b) the total amount of funds, if any, then held in the L/C
Cash Collateral Account that the L/C Issuing Bank determines to be free and clear of any such right and claim.
Article IX
THE AGENTS
Section 9.01.Authorization and Action.
(a)Each Lender Party hereby appoints CLMG to act on its behalf as the
Administrative Agent hereunder and under the other Loan Documents and authorizes the

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Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and thereof, together with such actions and powers as are reasonably incidental thereto.
(b)Each Lender Party hereby appoints CLMG to act on its behalf as the
Collateral Agent hereunder and under the other Loan Documents and authorizes the
Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, together with such other actions and powers as are reasonably incidental thereto, including acting as the agent of such Lender Party for purposes of acquiring, holding and enforcing any and all Liens on
Collateral granted by any of the Loan Parties to secure any of the Secured Obligations.
(c)The provisions of this Article IX are solely for the benefit of the Agents and Lender Parties and, except as provided in Section 9.11, no Loan Party shall have rights as a third party beneficiary of any of such provisions.  In performing its functions and duties hereunder, no Agent assumes, and shall not be deemed to have assumed, any obligation towards or relationship of agency or trust with or for any Loan Party.
(d)No Agent shall have, by reason hereof or of any of the other Loan
Documents, a fiduciary relationship in respect of any Lender Party or any other Person
(regardless of whether or not a Default has occurred), it being understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to any Agent is not intended to connote any fiduciary or other implied obligations arising under any agency doctrine of any applicable law, and that such term is used as a matter of market custom; and nothing herein or in any of the other
Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect hereof or of any of the other Loan
Documents except as expressly set forth herein or therein.  Without limiting the generality of the foregoing, no Agent shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or any of their Affiliates that is communicated to or obtained by the Person serving as such Agent or any of its Affiliates in any capacity.
Section 9.02.Agents Individually.
(a)Any Person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender Party as any other Lender Party and may exercise the same as though it were not an Agent and the term “Lender Party” or “Lender Parties”
shall, unless otherwise expressly indicated or unless the context otherwise requires, include each Person serving as an Agent hereunder in its individual capacity.  Each such
Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Loan Party or any Subsidiary or other Affiliate thereof as if such Person were not an Agent hereunder and without any duty to account therefor to the Lender Parties.
(b)Each Lender Party understands that CLMG and each of its Affiliates are engaged in a wide range of financial services and businesses (including investment management, financing, securities trading, corporate and investment banking and research) (such services and businesses are collectively referred to in this Section 9.02 as
“Activities”) and may engage in the Activities with or on behalf of one or more of the
Loan Parties or their respective Affiliates.  Furthermore, CLMG and its Affiliates may, in
undertaking the Activities, engage in trading in financial products or undertake other investment businesses for their own account or on behalf of others (including the Loan
Parties and their Affiliates and including holding, for their own account or on behalf of

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others, equity and similar positions in the Borrower, any other Loan Party or their respective Affiliates), including trading in or holding long, short or derivative positions in securities, loans or other financial products of one or more of the Loan Parties or their
Affiliates.  Each Lender Party and each Loan Party understand and agree that in engaging in the Activities, CLMG and its Affiliates may receive or otherwise obtain information concerning the Loan Parties or their Affiliates (including information concerning the ability of the Loan Parties to perform their respective Obligations hereunder and under the other Loan Documents), which information may not be available to any of the Lender
Parties that are not Affiliates of CLMG.  Except for documents expressly required by any
Loan Document to be transmitted by the Administrative Agent to the Lender Parties,
neither any Agent or any of their respective Affiliates shall have any duty or responsibility to provide, and shall not be liable for the failure to provide, any Lender
Party with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Loan Party or any
Affiliate of any Loan Party that may come into the possession of any Agent or any
Affiliate thereof or any employee or agent of any of the foregoing.
(c)Each Lender Party and each Loan Party further understand that there may be situations where parts of CLMG and/or CLMG’s customers (including the Loan
Parties or their Affiliates) either now have or may in the future have interests or take actions that may conflict with the interests of any one or more of the Lender Parties hereunder and under the other Loan Documents.  Each Lender Party and each Loan Party agree that neither CLMG nor any of its Affiliates are required to restrict their activities as a result of CLMG acting as an Agent (or in any other capacity) hereunder and under the other Loan Documents, and that CLMG and its respective Affiliates may undertake any
Activities without further consultation with or notification to any Lender Party or any
Loan Party.  None of (i) this Agreement nor any other Loan Document, (ii) the receipt by
CLMG of Confidential Information nor (iii) any other matter shall give rise to any fiduciary, equitable or contractual duties (including without limitation any duty of trust or confidence) owing by any Agent or any of their respective Affiliates to any Lender Party or any Loan Party that would prevent or restrict CLMG or any of its Affiliates from acting on behalf of customers (including the Loan Parties or their Affiliates) or for their own account.  Each Lender Party and each Loan Party agree that none of any Agent nor any of their respective Affiliates is under a duty to disclose to any Lender Party or any
Loan Party or use on behalf of any Lender Party or any Loan Party any information whatsoever about or derived from the Activities or to account for any revenue or profits obtained in connection with the Activities.
Section 9.03.Duties of Agents; Exculpatory Provisions.
(a)The Agents’ duties hereunder and under the other Loan Documents are solely mechanical and administrative in nature and no Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents.
Without limiting the generality of the foregoing, each Agent shall be entitled to refrain from the taking of any action (including the failure to take an action) in connection herewith or with any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from the Required Lenders (or such other Lenders as may be required, or as such Agent shall believe in good faith to be required, to give such instructions under Section 11.01) and, upon receipt of such instructions from the Required Lenders (or such other Lenders, as the case may be), such
Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions; provided that such Agent shall not be required to take any action that, in its opinion, could expose such
Agent to liability or be contrary to any Loan Document or applicable law, including any

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action that may be in violation of the automatic stay under the Bankruptcy Code or that may affect a forfeiture, modification or termination of property of a Defaulting Issuing
Bank in violation of the Bankruptcy Code.
(b)No Agent nor any of its Related Parties shall be liable to the Lender
Parties for any action taken or omitted by such Agent under or in connection with any of the Loan Documents except to the extent caused by such Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction.  No Agent shall be deemed to have knowledge of any Default or the event or events that give or may give rise to any Default unless and until written notice describing such Default and such event or events is given to such Agent by any
Loan Party or any Lender Party.
(c)No Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this
Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith,
(iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or the perfection or priority of any Lien or security interest created or purported to be created by the Collateral Documents or (v)
the satisfaction of any condition set forth in Article III or elsewhere herein, other than
(but subject to the foregoing clause (ii)) to confirm receipt of items expressly required to be delivered to such Agent.  No Agent nor any of its Related Parties shall be responsible for the adequacy, accuracy and/or completeness of any information (whether oral or written) supplied by any Agent, any Loan Party or any other Person given in, pursuant to or in connection with any Loan Document.  Notwithstanding anything herein to the contrary, the Administrative Agent shall not have any liability arising from, or be responsible for any loss, cost or expense suffered by any Loan Party or any Lender Party as a result of, confirmations of the amount of outstanding Advances or Letters of Credit or the component amounts thereof.
(d)Nothing in this Agreement or any other Loan Document shall require any
Agent to carry out any “know your customer” or other checks in relation to any person on behalf of any Lender Party and each Lender Party confirms to each Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by any Agent.
Section 9.04.Reliance by Agents.
(a)(i) Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any telephonic notice, electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise provided by the proper Person (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the signatory, sender or provider thereof) and on opinions and judgments of attorneys (who may be attorneys for the Loan Parties), accountants, experts and other professional advisors selected by it; and (ii) no Lender Party shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting hereunder or any of the other Loan Documents in accordance with the instructions of the
Required Lenders (or such other Lenders as may be required, or as such Agent shall believe in good faith to be required, to give such instructions under Section 11.01).

AMERICAS 123463960
(b)Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of any Advances or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender Party, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative
Agent shall have received notice to the contrary from such Lender Party prior to the making of such Advances or the issuance of such Letter of Credit.
Section 9.05.Delegation of Duties.  Each Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents, co-agents or trustees appointed by such Agent.  Each Agent and any such sub agent, co-agent or trustee may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties.  Each such sub agent, co-agent or trustee and the Related Parties of each Agent and each such sub agent, co-agent or trustee shall be entitled to the benefits of all provisions of this Article IX and Article XI (as though such sub-
agents were the “Administrative Agent” or the “Collateral Agent,” as the case may be, under the
Loan Documents) as if set forth in full herein with respect thereto.
Section 9.06.Resignation of Agents; Removal of Administrative Agent.
(a)Subject to Section 4.5 of the Security Deposit Agreement and Section 3.6
of the Intercreditor Agreement, any Agent may at any time give notice of its resignation as to any or all of the Facilities to the Lender Parties and the Loan Parties.  Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor as to such of the Facilities as to which such Agent has resigned, which shall be a commercial bank with an office in New
York, New York or an Affiliate of any such commercial bank with an office in New
York, New York.  If no such successor shall have been so appointed by the Required
Lenders and no such successor shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation (such 30-day period, the “Lender Party
Appointment Period”), then the retiring Agent may on behalf of the Lender Parties, appoint a successor Agent meeting the qualifications set forth above.  In addition and without any obligation on the part of the retiring Agent to appoint, on behalf of the
Lender Parties, a successor Agent, the retiring Agent may at any time upon or after the end of the Lender Party Appointment Period notify the Borrower and the Lender Parties that no qualifying Person has accepted appointment as successor Agent and the effective date of such retiring Agent’s resignation which effective date shall be no earlier than three Business Days after the date of such notice.  Upon the resignation effective date established in such notice and regardless of whether a successor Agent has been appointed and accepted such appointment, the retiring Agent’s resignation shall nonetheless become effective and (i) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents as to such Facility and
(ii) all payments, communications and determinations provided to be made by, to or through the retiring Agent in respect of such Facility shall instead be made by or to each
Lender Party directly, until such time as the Required Lenders appoint a successor Agent as provided for above in this paragraph.  Upon the acceptance of a successor’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent as to the relevant Facilities, and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents as to such Facilities (if not already discharged therefrom as provided above in this paragraph).  The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor.  After the retiring
Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article IX and Section 11.04 shall continue in effect for the benefit of such retiring

AMERICAS 123463960
Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as
Administrative Agent in respect of such Facilities.
(b)Subject to the appointment and acceptance of a successor Administrative
Agent as provided above, the Administrative Agent may be removed by notice from the
Required Lenders at any time it is no longer a Lender under this Agreement.  In such event, the Required Lenders shall have the right to appoint a successor Administrative
Agent, which shall be a commercial bank with an office in New York, New York or
Dallas, Texas or an Affiliate of any such commercial bank with an office in New York,
New York or Dallas, Texas.  If no such successor shall have been so appointed by the
Required Lenders and no such successor shall have accepted such appointment within the
Lender Party Appointment Period, then the removed Administrative Agent may on behalf of the Lender Parties, appoint a successor Administrative Agent meeting the qualifications set forth above.  In addition and without any obligation on the part of the removed Administrative Agent to appoint, on behalf of the Lender Parties, a successor
Administrative Agent, the removed Administrative Agent may at any time upon or after the end of the Lender Party Appointment Period notify the Borrower and the Lender
Parties that no qualifying Person has accepted appointment as successor Administrative
Agent and the effective date of such removed Administrative Agent’s resignation which effective date shall be no earlier than three Business Days after the date of such notice.
Upon the resignation effective date established in such notice and regardless of whether a successor Administrative Agent has been appointed and accepted such appointment, the removed Administrative Agent’s resignation shall nonetheless become effective and (i)
the removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) all payments, communications and determinations provided to be made by, to or through the removed Administrative
Agent shall instead be made by or to each Lender Party directly, until such time as the
Required Lenders appoint a successor Administrative Agent as provided for above in this paragraph.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the removed Administrative Agent, and the retiring
Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this paragraph).  The fees payable by the Borrower to a successor
Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor.  After the Administrative
Agent is removed hereunder and under the other Loan Documents, the provisions of this
Article IX and Section 11.04 shall continue in effect for the benefit of such removed
Administrative Agent, its subagents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the removed Administrative
Agent was acting in respect of such Facilities.
Section 9.07.Non-Reliance on Agents and Other Lenders Parties.
(a)Each Lender Party represents and warrants to each Agent, each other
Lender Party and each of their respective Related Parties that it (i) possesses such knowledge and experience in financial and business matters that it is capable, without reliance on any Agent, any other Lender Party or any of their respective Related Parties, of evaluating the merits and risks (including tax, legal, regulatory, accounting and other financial matters) of entering into this Agreement, making Advances and other extensions of credit hereunder and under the other Loan Documents and in taking or not taking actions hereunder and thereunder, (ii) is financially able to bear such risk and (iii) has determined that entering into this Agreement and making Advances and other extensions of credit hereunder and under the other Loan Documents is suitable and appropriate for it.

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(b)Each Lender Party acknowledges that it is solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with this Agreement and the other Loan Documents and that it has, independently and without reliance upon any Agent, or any other Lender Party or any of their respective
Related Parties and based on such documents and information, as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each
Lender Party also acknowledges that it will, independently and without reliance upon any
Agent or any other Lender Party or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to be solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with this Agreement and the other Loan Documents, including, but not limited to:
(i)the financial condition, status and capitalization of the Loan
Parties;
(ii)the legality, validity, effectiveness, adequacy or enforceability of this Agreement and each other Loan Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Loan Document;
(iii)determining compliance or non-compliance with any condition hereunder to the making of Advances or the issuance of Letters of Credit; and
(iv)the adequacy, accuracy and/or completeness of any information delivered by any Agent and any other Lender Party or by any other Person under or in connection with this Agreement or any other Loan Document, the transactions contemplated by this Agreement and the other Loan Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Loan Document.
(c)Each Lender, by delivering its signature page to this Agreement, an
Assignment and Assumption on the Closing Date and funding its Advances on the
Closing Date and/or providing its Commitment on the Closing Date shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by any Agent, the Required Lenders or any other Lenders, as applicable, on the Closing Date.
Section 9.08.No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Administrative Agent, the Collateral Agent or the L/C Issuing Bank shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as an Agent, a Lender or the L/C Issuing Bank hereunder.
Section 9.09.Indemnification.
(a)Each Lender severally agrees to indemnify each Agent (to the extent not promptly reimbursed by any Loan Party) from and against such Lender’s ratable share
(determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by such Agent or under the Loan Documents (collectively, the “Indemnified Costs”);
provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent’s gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction.  Without

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limitation of the foregoing, each Lender agrees to reimburse each Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 11.04, to the extent that such Agent is not promptly reimbursed for such costs and expenses by any Loan Party.
In the case of any investigation, litigation or proceeding giving rise to any Indemnified
Costs, this Section 9.09 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person.
(b)Each Revolving Lender severally agrees to indemnify the L/C Issuing
Bank (to the extent not promptly reimbursed by any Loan Party) from and against such
Lender’s ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the L/C Issuing Bank in any way relating to or arising out of or in connection with each Letter of Credit and the other Loan Documents or any action taken or omitted by the L/C Issuing Bank in connection with each Letter of Credit or under the other Loan Documents; provided, however, that no Revolving Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the L/C Issuing Bank’s gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction.  Without limitation of the foregoing, each Revolving Lender agrees to reimburse the L/C Issuing Bank promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel)
payable by the Borrower under Section 11.04, to the extent that the L/C Issuing Bank is not promptly reimbursed for such costs and expenses by any Loan Party.
(c)For purposes of this Section 9.09, each Lender’s ratable share of any amount shall be determined, at any time, according to the aggregate principal amount of the Advances outstanding at such time and owing to such Lender (or, if no Advances are outstanding with respect to a Facility, then according to the Commitments of the Lenders under that Facility).  The failure of any Lender to reimburse any Agent, promptly upon demand for its ratable share of any amount required to be paid by the Lenders to such
Agent, as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse such Agent, for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse such Agent, for such other
Lender’s ratable share of such amount.  Without prejudice to the survival of any other agreement of any Lender hereunder, the agreement and obligations of each Lender contained in this Section 9.09 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.
Section 9.10.Withholding.  To the extent required by any applicable law, the
Administrative Agent may withhold from any payment to any Lender Party an amount equivalent to any withholding tax applicable to such payment.  If the IRS or any other
Governmental Authority asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender Party for any other reason, or the
Administrative Agent has paid over to the IRS applicable withholding tax relating to a payment to a Lender Party but no deduction has been made from such payment, such Lender Party shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the
Administrative Agent as tax or otherwise, including any penalties or interest and together with any and all expenses incurred, unless such amounts have been indemnified by any Loan Party.
Section 9.11.Consultants.
(a)Independent Engineer.  The Administrative Agent shall be entitled to engage on behalf of the Lender Parties, at the sole cost and expense of and with the consent of the Borrower (it being agreed that no Loan Party shall have approval rights

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under this Section 9.11(a) if a Default or an Event of Default has occurred and is continuing) an Independent Engineer, to be engaged pursuant to an engagement letter with a commercially reasonable scope acceptable in form and substance to the
Administrative Agent and the Borrower.  As of the date hereof, the Independent Engineer is Leidos Engineering, LLC.
(b)Scope.  The scope of work of the Independent Engineer shall be as set forth in the relevant engagement letter and otherwise in accordance with the provisions of the Loan Documents relating to the roles of the Independent Engineer.
Section 9.12.Erroneous Payment
(a)If the Administrative Agent (x) notifies a Lender, L/C Issuing Bank or
Secured Party, or any Person who has received funds on behalf of a Lender, L/C Issuing
Bank or Secured Party (any such Lender, L/C Issuing Bank, Secured Party or other recipient (and each of their respective successors and assigns), a “Payment Recipient”)
that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment
Recipient (whether or not known to such Lender, L/C Issuing Bank, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous
Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 9.12 and held in trust for the benefit of the Administrative Agent, and such Lender, L/C Issuing Bank or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business
Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous
Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.  A notice of the Administrative Agent to any Payment Recipient under this Section
9.12(a) shall be conclusive, absent manifest error.
(b)Without limiting Section 9.12(a), each Lender, L/C Issuing Bank, Secured
Party or any Person who has received funds on behalf of a Lender, L/C Issuing Bank or
Secured Party (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the
Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the
Administrative Agent (or any of its Affiliates), or (z) that such Lender, L/C Issuing Bank

AMERICAS 123463960
or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:
(i)it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary)
or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment;
and
(ii)such Lender, L/C Issuing Bank or Secured Party shall use commercially reasonable efforts to (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to)
promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 9.12(b).
For the avoidance of doubt, the failure to deliver a notice to the Administrative
Agent pursuant to this Section 9.12(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 9.12(a) or on whether or not an Erroneous Payment has been made.
(c)Each Lender, L/C Issuing Bank or Secured Party hereby authorizes the
Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender, L/C Issuing Bank or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender, L/C Issuing Bank or
Secured Party under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under Section 9.12(a).
(d)
(i)In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor in accordance with Section 9.12(a), from any Lender that has received such
Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf)
(such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Advances (but not its Commitments) with respect to which such Erroneous Payment was made (the
“Erroneous Payment Impacted Class”) in an amount equal to the Erroneous
Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Advances (but not Commitments) of the
Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency
Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the
Administrative Agent in such instance)), and is hereby (together with the
Borrower) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption

AMERICAS 123463960
by reference pursuant to the Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency
Assignment, and such Lender shall deliver any Notes evidencing such Advances to the Borrower or the Administrative Agent (but the failure of such Person to deliver any such Notes shall not affect the effectiveness of the foregoing assignment), (B) the Administrative Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C)
upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous
Payment Deficiency Assignment and the assigning Lender shall cease to be a
Lender, as applicable, hereunder with respect to such Erroneous Payment
Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable
Commitments which shall survive as to such assigning Lender, (D) the
Administrative Agent and the Borrower shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment
Deficiency Assignment, and (E) the Administrative Agent will reflect in the
Register its ownership interest in the Advances subject to the Erroneous Payment
Deficiency Assignment.  For the avoidance of doubt, no Erroneous Payment
Deficiency Assignment will reduce the Commitments of any Lender and such
Commitments shall remain available in accordance with the terms of this
Agreement.
(ii)Subject to Section 11.07 (but excluding, in all events, any assignment consent or approval requirements (whether from the Borrower or otherwise)), the Administrative Agent may, in its discretion, sell any Advances acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Advance (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf).  In addition, an Erroneous
Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Administrative
Agent on or with respect to any such Advances acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Advances are then owned by the Administrative Agent) and (y) may, in the sole discretion of the Administrative Agent, be reduced by any amount specified by the Administrative Agent in writing to the applicable Lender from time to time.
(e)The parties hereto agree that (x) irrespective of whether the Administrative
Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous
Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, L/C Issuing Bank or Secured Party, to the rights and interests of such Lender, L/C Issuing Bank or Secured
Party, as the case may be) under the Loan Documents with respect to such amount (the
“Erroneous Payment Subrogation Rights”) (provided that the Loan Parties’ Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Advances that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y)

AMERICAS 123463960
an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any
Obligations owed by the Borrower or any other Loan Party; provided that this Section
9.12 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent;
provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and
(y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the
Administrative Agent from the Borrower for the purpose of making such Erroneous
Payment.
(f)To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any
Erroneous Payment received, including, without limitation, any defense based on
“discharge for value” or any similar doctrine.
(g)Each party’s obligations, agreements and waivers under this Section 9.12 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or L/C Issuing Bank, the termination of the Commitments and/or the repayment, satisfaction or discharge of all
Obligations (or any portion thereof) under any Loan Document.
Article X
GUARANTY
Section 10.01.Guaranty; Limitation of Liability.
(a)Each Guarantor, jointly and severally, hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing
Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, reasonable fees and expenses of counsel)
incurred by the Administrative Agent, any other Lender or the L/C Issuing Bank in enforcing any rights under this Guaranty or any other Loan Document.  Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Lender or the L/C Issuing Bank under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.
(b)Each Guarantor, and by its acceptance of this Guaranty, the
Administrative Agent, each other Lender and the L/C Issuing Bank, hereby confirms that it is the intention of all such Persons that this Guaranty and the obligations of each
Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of
Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent
Transfer Act or any similar foreign, federal or state law to the extent applicable to this
Guaranty and the obligations of each Guarantor hereunder.  To effectuate the foregoing

AMERICAS 123463960
intention, the Administrative Agent, the other Lenders, the L/C Issuing Bank and the
Guarantors hereby irrevocably agree that the obligations of each Guarantor under this
Guaranty at any time shall be limited to the maximum amount as will result in the obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.
(c)Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Lender and/or the L/C Issuing
Bank under this Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Lenders and/or the L/C
Issuing Bank under or in respect of the Loan Documents.
Section 10.02.Guaranty Absolute
Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender or the L/C Issuing Bank, as applicable, with respect thereto.  The obligations of each Guarantor under or in respect of this Guaranty are independent of the
Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Loan Party or whether the Borrower or any other Loan Party is joined in any such action or actions.  The liability of each
Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:
(a)any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;
(b)any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other
Loan Party under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;
(c)any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;
(d)any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed
Obligations or any other Obligations of any Loan Party under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;
(e)any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

AMERICAS 123463960
(f)any failure of any Lender or the L/C Issuing Bank to disclose to any Loan
Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to such Lender or the L/C Issuing Bank, as applicable (each Guarantor waiving any duty on the part of the Lenders or the L/C Issuing Bank, as applicable, to disclose such information);
(g)the failure of any other Person to execute or deliver this Agreement or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or
(h)any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Lender or the L/
C Issuing Bank, as applicable, that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.
This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Lender, the L/C Issuing Bank or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made.
Section 10.03.Waivers and Acknowledgments
(a)Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Lender or the L/C Issuing Bank protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral.
(b)Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.
(c)Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Lender or the L/C Issuing Bank that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person or any
Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the obligations of such Guarantor hereunder.
(d)Each Guarantor acknowledges that the Collateral Agent may, without notice to or demand upon such Guarantor and without affecting the liability of such
Guarantor under this Guaranty, foreclose under any mortgage by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by the Collateral Agent and the other Secured Parties against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.

AMERICAS 123463960
(e)Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Lender or the L/C Issuing Bank to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or any of its
Subsidiaries now or hereafter known by such Lender or the L/C Issuing Bank, as applicable.
(f)Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 10.02 and this Section 10.03 are knowingly made in contemplation of such benefits.
Section 10.04.Waiver.  Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower or any other Loan Party that arise from the existence, payment, performance or enforcement of such
Guarantor’s obligations under or in respect of this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Lender or the L/C
Issuing Bank against the Borrower, any other Loan Party or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other Loan Party directly or indirectly, in Cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in Cash, the
Commitments shall have expired or been terminated and all Obligations shall have been paid in full in Cash.
Section 10.05.Subordination.  Each Guarantor hereby subordinates any and all debts, liabilities and other obligations owed to such Guarantor by each other Loan Party (the
“Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 10.05.
(a)Prohibited Payments, Etc.  After the occurrence and during the continuance of any Event of Default, unless the Required Lenders otherwise agree, no
Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations other than to the extent payment of such Subordinated
Obligations is permitted under the terms of the Security Deposit Agreement and the other
Loan Documents.
(b)Prior Payment of Guaranteed Obligations.In any proceeding under any
Bankruptcy Law relating to any other Loan Party, each Guarantor agrees that the Lenders and the L/C Issuing Bank shall be entitled to receive payment in full in Cash of all
Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed or allowable claim in such proceeding (“Post-Petition Interest”)) before such
Guarantor receives payment of any Subordinated Obligations.
(c)Turn-Over.  After the occurrence and during the continuance of any
Default, each Guarantor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the
Lenders and the L/C Issuing Bank and deliver such payments to the Administrative Agent on account of the Guaranteed Obligations (including all Post-Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this
Guaranty.

AMERICAS 123463960
(d)Administrative Agent Authorization.After the occurrence and during the continuance of any Default, the Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, the Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post-Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, the Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the
Guaranteed Obligations (including any and all Post-Petition Interest).
Section 10.06.Continuing Guaranty; Assignments.  This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until a Discharge of Secured Obligations has occurred, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Lenders and the L/C Issuing Bank and their respective successors, transferees and assigns.  Without limiting the generality of clause (c) of the immediately preceding sentence, any Lender and the L/C Issuing Bank may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitments, the Advances owing to it and any Note or
Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender and the L/C Issuing Bank herein or otherwise, in each case as and to the extent provided in Section 11.07.  No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Required Lenders, which consent may be granted or withheld in the Required Lenders’ sole and absolute discretion.
Section 10.07.Eligible Contract Participant.
(a)Each Guarantor represents and warrants on the date hereof that, to the extent any Guaranteed Obligations include Swap Obligations on the date hereof, it is an
“eligible contract participant” as defined in the Commodity Exchange Act and the regulations issued thereunder.
(b)Each Guarantor agrees that at such time as the Guaranteed Obligations of such Guarantor includes Swap Obligations, and at such other times as are required for purposes of the Commodity Exchange Act and the regulations thereunder, such
Guarantor shall constitute an “eligible contract participant” as defined in the Commodity
Exchange Act and the regulations thereunder.
Section 10.08.Keepwell.  Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by any other Guarantor to honor all of such Guarantor’s Swap
Obligations to the extent included in such Guarantor’s Guaranteed Obligations under this Article
X (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section
10.08 for the maximum amount of such liability that can be hereby incurred without rendering its obligation under this Section 10.08, or otherwise under this Article X, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).
The obligations of each Qualified ECP Guarantor under this Section 10.08 shall remain in full force and effect until the Discharge of Secured Obligations.  Each Qualified ECP Guarantor
intends that this Section 10.08 constitute, and this Section 10.08 shall be deemed to constitute, a keepwell, support, or other agreement for the benefit of each Guarantor for all purposes of
Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
Section 10.09.Excluded Swap Obligations.  In no event shall the Guaranty or any guarantee of any Guarantor in respect of any Swap Obligation under any Commodity Agreement include, or be deemed to include, a guarantee of any Excluded Swap Obligations.  It being understood that Hedge Agreements shall not in any event be guaranteed hereunder.

AMERICAS 123463960
Article XI
MISCELLANEOUS
Section 11.01.Amendments, Etc.
(a)Subject to Section 11.01(b) and Section 11.01(c), no amendment or waiver of any provision of this Agreement or any Loan Document, nor consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and in the case of any amendment, such Loan Party, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that:
(i)no amendment, waiver or consent shall, unless in writing and signed by all of the Lender Parties, do any of the following at any time:
(A)amend or waive any of the terms and conditions of Section
2.14,
(B)waive any of the conditions specified in Section 3.01, or in the case of a Credit Event, the conditions specified in Section 3.02,
(C)change the number of Lenders or the percentage (or any
related definition) of (x) the Commitments or (y) the aggregate unpaid principal amount of the Advances, or, if applicable, Commitments, that, in each case, shall be required for the Lenders or any of them to take any action hereunder or under any other Loan Document,
(D)(1) release all or substantially all of the Collateral in any transaction or series of related transactions and (2) except as otherwise expressly provided in a Loan Document, release a Loan Party from its
Obligations under the Loan Documents or any Guarantor from its obligations under a Guaranty,
(E)amend this Section 11.01,
(F)amend the Intercreditor Agreement (but subject to Article 5 and Section 8.5 thereof); or
(G)increase the Commitments of a Lender Party (including the
L/C Issuance Commitment of the L/C Issuing Bank); and
(ii)no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each Lender Party specified below for such amendment (and the Loan Parties in the case of any amendment), waiver or consent, do any of the following at any time:
(A)reduce the principal of, or stated rate of interest on, the
Advances or owed to a Lender or any fees or other amounts stated to be payable hereunder or under the other Loan Documents to any Lender
Party without the consent of such Lender Party;
(B)postpone any date scheduled for any payment of principal
of, or interest (other than the waiver of Default Interest) on, the Advances

AMERICAS 123463960
pursuant to Section 2.05 or Section 2.08 or any date fixed for any payment of fees hereunder in each case payable to a Lender Party without the consent of such Lender Party;
(C)change the order of application or any reduction in the
Commitments, any prepayment of Advances from the application thereof set forth in the applicable provisions of Section 2.07 or in Sections 3.2,
3.4, 3.5 or 3.8 of the Security Deposit Agreement or Section 4.7 of the
Intercreditor Agreement, respectively, in any manner that materially adversely affects any Lender Party without the consent of such Lender
Party;
(D)reduce the amount (whether as a percentage rate or fixed
dollar amount) of, or postpone the date of, any amounts required to be applied to prepay the Advances in accordance with priority seventh of
Section 3.2 of the Security Deposit Agreement and Section 3.8 of the
Security Deposit Agreement or make any other modification thereof to priority seventh of Section 3.2 of the Security Deposit Agreement or
Section 3.8 of the Security Deposit Agreement in a manner adverse to any
Lender Party, without the consent of such Lender Party;
(E)reduce the amount (whether as a percentage rate or fixed
dollar amount) of, or postpone the date of, any amounts required to be applied to prepay the Advances in accordance with priority fourth of
Section 3.2 of the Security Deposit Agreement or make any other modification thereof to priority third, or priority seventh of Section 3.2 of the Security Deposit Agreement in a manner adverse to any Lender Party, without the consent of such Lender Party;
(F)amend or waive the conditions for (or rights with respect
to) issuing, renewing, terminating or requiring cash collateral for any
Letter of Credit without the consent of (and no amendment, waiver or consent with respect to any Default or Event of Default shall be effective for purposes of the foregoing unless in writing and signed by) the L/C
Issuing Bank and the Required Lenders, or extend the stated expiration of any Letter of Credit beyond the Letter of Credit Termination Date, without the prior written consent of each Revolving Lender directly affected thereby; or
(G)subordinate, or have the effect of subordinating, the
Obligations hereunder to any other indebtedness, without the prior written consent of each Lender directly affected thereby;
provided further that no amendment, waiver or consent shall (x) unless in writing and signed by an Agent in addition to the Lenders required above to take such action, affect the rights or duties of such Agent under this Agreement or the other Loan Documents; and (y) unless in writing and signed by the L/C Issuing Bank, in addition to the Lenders required above to take such action, affect the rights or obligations of the L/C Issuing Bank.
(b)Notwithstanding the foregoing, amendments, waivers and consents in respect of the Intercreditor Agreement and the Collateral Documents shall be subject to the provisions set forth in Article 5 and Section 8.5 of the Intercreditor Agreement.

AMERICAS 123463960
(c)Notwithstanding the other provisions of this Section 11.01, the applicable
Loan Parties or Agents may (but shall have no obligation to) amend or supplement the
Loan Documents without the consent of any other Agent or Lender Party for the purpose of (i) curing any ambiguity, defect or inconsistency, (ii) making any change that would provide any additional rights or benefits to the Lender Parties or that does not adversely affect the legal rights hereunder of any Agent or Lender Party and (iii) making, completing or confirming any grant of Collateral permitted or required by this Agreement or any of the Loan Documents or any release of any Collateral that is otherwise permitted under the terms of this Agreement and the Loan Documents.
Section 11.02.Notices, Etc.
(a)All notices and other communications provided for hereunder shall be either (x) in writing (including electronic communication) and mailed or delivered or (y)
as and to the extent set forth in Section 11.02(b) and in the proviso to this Section
11.02(a), in an electronic medium and delivered as set forth in Section 11.02(b):
If to any Loan Party:
c/o BKV Corporation
1200 17th Street, Suite 2100
Denver, CO 80202
Attn:  Christopher P. Kalnin
Email:  ChrisKalnin@bkvcorp.com
With a copy to:
c/o BKV Corporation
1200 17th Street, Suite 2100
Denver, CO 80202
Attn:  Legal Department
Email:  Legal@bkvcorp.com
If to the L/C Issuing Bank:
Beal Bank USA
c/o CLMG Corp.
7195 Dallas Parkway
Plano, Texas 75024
Attention:James Erwin and Rob Ackermann
Telephone:469-467-5414
E-mail:JErwin@clmgcorp.com
RAckermann@clmgcorp.com,
If to the Administrative Agent:
CLMG Corp.
7195 Dallas Parkway
Plano, Texas 75024

AMERICAS 123463960
Attention:  James Erwin and Rob Ackermann
Telephone:469-467-5414
E-mail:JErwin@clmgcorp.com
RAckermann@clmgcorp.com,
If to the Collateral Agent:
CLMG Corp.
7195 Dallas Parkway
Plano, Texas 75024
Attention:  James Erwin
Telephone:469-467-5414
E-mail:JErwin@clmgcorp.com
RAckermann@clmgcorp.com
or, as to any Loan Party or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Loan Parties and the
Administrative Agent; provided, however, that materials and information described in Section
11.02(b) shall be delivered to the Administrative Agent in accordance with the provisions thereof or as otherwise specified to Loan Parties by the Administrative Agent.  The Borrower and each other Loan Party shall deliver all notices required to be delivered to each Lender Party hereunder at the address set forth on Schedule I hereto or as otherwise specified to the Borrower and the other Loan Parties by the respective Lender Party.  All such notices and other communications shall, when mailed, or e-mailed, be effective when deposited in the mails or sent by electronic communication, respectively, except that notices and communications to any Agent pursuant to
Article II, Article III or Article X shall not be effective until received by such Agent.  Delivery by e-mail in pdf format of an executed counterpart of a signature page to any amendment or waiver of, or consent relating to, any provision of this Agreement or any other Loan Document shall be effective as delivery of an original executed counterpart thereof.
(b)Each Loan Party hereby agrees that it will provide to the Administrative
Agent all information, documents and other materials that it is obligated to furnish to the
Administrative Agent pursuant to the Loan Documents, including, without limitation, all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) relates to a request for a new, or a Conversion of an existing, Borrowing or other extension of credit
(including any election of an interest rate or interest period relating thereto), (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (iii) provides notice of any Default under this Agreement or (iv)
is required to be delivered to satisfy any condition precedent to the effectiveness of this
Agreement and/or the Borrowing or other extension of credit thereunder (all such non-
excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium in a format acceptable to the Administrative Agent to an electronic mail address specified by the Administrative
Agent to the Loan Parties.  In addition, each Loan Party agrees to continue to provide the
Communications to the Administrative Agent in the manner specified in the Loan
Documents but only to the extent requested by the Administrative Agent.  Each Loan

AMERICAS 123463960
Party further agrees that the Administrative Agent may make the Communications available to the Lenders and actual or prospective assignees, participants or other transferees by posting the Communications on IntraLinks or a substantially similar electronic transmission system (the “Platform”).
(c)THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE
AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY
OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF
THE PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR
OMISSIONS IN THE COMMUNICATIONS.  NO WARRANTY OF ANY KIND,
EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION,
ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR
PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM
FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE AGENT
PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE
PLATFORM.  IN NO EVENT SHALL THE ADMINISTRATIVE AGENT OR ANY
OF ITS AFFILIATES OR ANY OF ITS OR THEIR RESPECTIVE OFFICERS,
DIRECTORS, PARTNERS, EMPLOYEES, AGENTS, ADVISORS OR
REPRESENTATIVES (COLLECTIVELY, “AGENT PARTIES”) HAVE ANY
LIABILITY TO ANY LOAN PARTY, ANY LENDER PARTY OR ANY OTHER
PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING, WITHOUT
LIMITATION, DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR
CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT,
CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTIES’ OR THE
ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS
THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY
AGENT PARTY IS FOUND IN A FINAL NON-APPEALABLE JUDGMENT BY A
COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY
FROM SUCH AGENT PARTY’S GROSS NEGLIGENCE OR WILLFUL
MISCONDUCT.
(d)The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Loan
Documents.  Each Lender Party agrees that notice to it (as provided in the next sentence)
specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender Party for purposes of the Loan
Documents.  Each Lender Party agrees (i) to notify the Administrative Agent in writing
(including by electronic communication) from time to time of such Lender Party’s e-mail address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such e-mail address.  Nothing herein shall prejudice the right of the Administrative Agent or any Lender Party to give any notice or other communication pursuant to any Loan Document in any other manner specified in such
Loan Document.
(e)Each Loan Party hereby acknowledges that certain of the Lenders may be
“public-side” Lenders (i.e., Lenders that do not wish to receive material Non-Public
Information with respect to the Loan Parties or its securities) (each, a “Public Lender”).
Each Loan Party hereby agrees that (i) Communications that are to be made available on the Platform to Public Lenders shall be clearly and conspicuously marked “PUBLIC,”
which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof, (ii) by marking Communications “PUBLIC,” each Loan Party shall be deemed to have authorized the Administrative Agent and the Lender Parties to treat such Communications as either publicly available information or not material information

AMERICAS 123463960
(although it may contain sensitive business information and remains subject to the confidentiality undertakings of Section 11.10) with respect to each Loan Party or its securities for purposes of United States Federal and state securities laws, (iii) all
Communications marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information,” and (iv) the Administrative Agent
shall be entitled to treat any Communications that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side
Information.”
(f)EACH LENDER PARTY ACKNOWLEDGES THAT UNITED STATES
FEDERAL AND STATE SECURITIES LAWS PROHIBIT ANY PERSON WITH
MATERIAL, NON-PUBLIC INFORMATION ABOUT AN ISSUER FROM
PURCHASING OR SELLING SECURITIES OF SUCH ISSUER OR, SUBJECT TO
CERTAIN LIMITED EXCEPTIONS, FROM COMMUNICATING SUCH
INFORMATION TO ANY OTHER PERSON.  EACH LENDER PARTY AGREES TO
COMPLY WITH REQUIREMENTS OF LAW AND ITS RESPECTIVE
CONTRACTUAL OBLIGATIONS WITH RESPECT TO CONFIDENTIAL AND
MATERIAL NON-PUBLIC INFORMATION.  Each Lender Party that is not a Public
Lender confirms to the Administrative Agent that such Lender Party has adopted and will maintain internal policies and procedures reasonably designed to permit such Lender
Party to take delivery of Restricting Information (as defined below) and maintain its compliance with Requirements of Law and its respective Contractual Obligations with respect to confidential and material Non-Public Information.  A Public Lender may elect not to receive Communications and information that contain material Non-Public information with respect to the Loan Parties or their securities (such Communications and information, collectively, “Restricting Information”), in which case it will identify itself to the Administrative Agent as a Public Lender.  Such Public Lender shall not take delivery of Restricting Information and shall not participate in conversations or other interactions with the Agent Parties, any Lender Party or any Loan Party concerning the
Facilities in which Restricting Information may be discussed.  No Agent Party, however, shall by making any Communications and information (including Restricting
Information) available to a Lender Party (including any Public Lender), by participating in any conversations or other interactions with a Lender Party (including any Public
Lender) or otherwise, be responsible or liable in any way for any decision a Lender Party
(including any Public Lender) may make to limit or to not limit its access to the
Communications and information.  In particular, no Agent Party shall have, and the
Administrative Agent, on behalf of all Agent Parties, hereby disclaims, any duty to ascertain or inquire as to whether or not a Lender Party (including any Public Lender) has elected to receive Restricting Information, such Lender Party’s policies or procedures regarding the safeguarding of material nonpublic information or such Lender’s compliance with Requirements of Laws related thereto.  Each Public Lender acknowledges that circumstances may arise that requires it to refer to Communications and information that might contain Restricting Information.  Accordingly, each Public
Lender agrees that it will nominate at least one designee to receive Communications and information (including Restricting Information) on its behalf and identify such designee
(including such designee’s contact information) on such Public Lender’s Administrative
Questionnaire.  Each Public Lender agrees to notify the Administrative Agent in writing
(including by electronic communication) from time to time of such Public Lender’s designee’s e-mail address to which notice of the availability of Restricting Information may be sent by electronic transmission.  Each Public Lender confirms to the
Administrative Agent and the Lender Parties that are not Public Lenders that such Public
Lender understands and agrees that the Administrative Agent and such other Lender
Parties may have access to Restricting Information that is not available to such Public
Lender and that such Public Lender has elected to make its decision to enter into this

AMERICAS 123463960
Agreement and to take or not take action under or based upon this Agreement, any other
Loan Document or related agreement knowing that, so long as such Person remains a
Public Lender, it does not and will not be provided access to such Restricting
Information.  Nothing in this Section 11.03(f) shall modify or limit a Lender Party’s
(including any Public Lender) obligations under Section 11.10 with regard to
Communications and information and the maintenance of the confidentiality of or other treatment of Communications and information.
Section 11.03.No Waiver; Remedies.  No failure on the part of any Lender Party or any
Agent to exercise, and no delay in exercising, any right hereunder or under any Note or any other
Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
Section 11.04.Costs and Expenses; Indemnification.
(a)Each Loan Party agrees to pay on demand (i) all reasonable and documented out-of-pocket costs and expenses of each Agent and each Lender Party in connection with the preparation, execution, delivery, administration, modification and amendment of, or any consent or waiver under, the Loan Documents (including, without limitation, (A) all due diligence, collateral review, syndication, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses and (B) the reasonable and documented fees and expenses of counsel for each
Agent and the L/C Issuing Bank with respect thereto, with respect to advising such Agent as to their respective rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with the Loan Parties or with other creditors of any Loan Party arising out of any Default or any events or circumstances that may result in a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors’ rights generally and any proceeding ancillary thereto) and (ii) all documented costs and expenses of each Agent, the L/C Issuing Bank and each other Lender Party in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation or any Bankruptcy, insolvency or other similar proceeding (including, without limitation, the documented fees and expenses of counsel for the Agents, the L/C Issuing Bank and each other Lender
Party with respect thereto).
(b)Each Loan Party agrees to indemnify, defend and save and hold harmless each Agent, the L/C Issuing Bank, each other Lender Party, and each of their Affiliates and their (and each of their Affiliates’) respective officers, directors, partners, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) (collectively, “Claims”) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) (i) the Facilities, the actual or proposed use of the proceeds of the Advances, the Transaction Documents or any of the transactions contemplated thereby, or (ii) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any Environmental Action relating in any way to any Loan Party, and without regard to the exclusive or contributing negligence of such Indemnified Party, except, in each case, to the extent such claim, damage, loss, liability or expense (x) resulted from such
Indemnified Party’s gross negligence, bad faith or willful misconduct (in each case as determined by a final and non-appealable decision of a court of competent jurisdiction),
(y) resulted from the material breach by such Indemnified Party of this Agreement or any other Loan Document, as determined in the final and non-appealable judgment of a court

AMERICAS 123463960
of competent jurisdiction or (z) resulted from disputes between and among any
Indemnified Parties (or any of such Indemnified Parties’ Affiliates or any of its or their respective officers, directors, employees, agents, controlling persons, members or the successors of any of the foregoing) that does not involve an act or omission by Holdings or any Loan Party (other than any claims against any Agent in its capacity as such).  No
Loan Party shall have any obligation to pay the fees, disbursements or other charges of counsel to the extent such fees, disbursements or other charges of counsel arise as a result of any litigation or proceeding brought either by the Loan Party or any of its Affiliates against such Indemnified Party or by an Indemnified Party against any Loan Party in connection with any indemnification claim made pursuant to this Section 11.04(b) but only if the Loan Parties are successful in defending against any claim made by an
Indemnified Party in respect of the Loan Parties’ indemnification obligations under this
Section 11.04(b) as determined by a final, non-appealable judgment by a court of competent judgment not to have any liability under this Section 11.04(b).  In the case of an investigation, litigation or other proceeding to which the indemnity in this Section
11.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by a Loan Party, its directors, equity holders or creditors, any Indemnified Party or any other Person, whether or not any Indemnified
Party is otherwise a party thereto.  Each Loan Party also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise or based on its or their exclusive or contributory negligence or otherwise) to Loan Parties or
Affiliates or to any equity holders or creditors of the Loan Parties or Affiliates arising out of, related to or in connection with any aspect of the Transaction, except only for direct
(as opposed to special, indirect, consequential or punitive) damages determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from an
Indemnified Party’s gross negligence, bad faith or willful misconduct or material breach of any Loan Document.  Section 11.04(a) and this Section 11.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.
(c)Notwithstanding any other provision of this Agreement, no Indemnified
Party shall be responsible or be liable for damages arising from the unauthorized use by others of information or other materials obtained through internet, electronic, telecommunications or other information transmission systems.
(d)Each Agent, the L/C Issuing Bank and each other Lender Party hereby agrees that promptly after its determination that it may seek any indemnification from each Loan Party in respect of any action, claim, suit, investigation, proceeding or notice relating to any Claim it shall give written notice to the Loan Parties thereof (to the extent legally permitted to do so); provided that the failure to deliver any such notice shall not relieve any Loan Party from any of its indemnification Obligations under Section
11.04(a).  Each Agent and each Lender Party further agrees that (i) it shall act in a commercially reasonable manner in respect of any action, claim, suit, investigation, proceeding or notice brought against it in respect of any Claim and (ii) that it shall consult with the Loan Parties during the course of any litigation (to the extent it is legally permitted to do so) and prior to entering into any settlement in respect of any Claim;
provided that notwithstanding any such consultation in no event shall any Loan Party’s consent be required in connection with any settlement thereof.  The foregoing shall in no way affect any rights, remedies or defense at law or equity that the Loan Parties may have as an indemnitor in respect of any indemnification sought by Indemnified Party pursuant to Section 11.04(a).
(e)If any payment of principal of, or Conversion of, any SOFR Advance is made by the Borrower to or for the account of a Lender Party other than on the last day of

AMERICAS 123463960
the Interest Period for such Advance as a result of a payment or Conversion pursuant to
Section 2.07, Section 2.10(b)(i) or Section 2.11(d), acceleration of the maturity of the
Advances pursuant to Section 8.01 or for any other reason, or by an Eligible Assignee to a Lender Party other than on the last day of the Interest Period for such Advance upon an assignment of rights and obligations under this Agreement pursuant to Section 11.07 as a result of a demand by the Borrower pursuant to Section 2.11(d), or if the Borrower fails to make any payment or prepayment of an Advance for which a notice of prepayment has been given or that is otherwise required to be made, whether pursuant to Section 2.05,
Section 2.07 or Section 8.01 or otherwise, the Borrower shall, upon demand by such
Lender Party (with a copy of such demand to the Administrative Agent), pay to the
Administrative Agent for the account of such Lender Party any amounts required to compensate such Lender Party for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or Conversion or such failure to pay or prepay, as the case may be, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender Party to fund or maintain such Advance.
(f)If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan
Party by the Administrative Agent or any Lender Party, in its sole discretion.
(g)Without prejudice to the survival of any other agreement of any Loan
Party hereunder or under any other Loan Document, the agreements and obligations of the Borrower or any other Loan Party contained in Section 2.11 and Section 2.13 and this
Section 11.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents.
Section 11.05.Right of Set-off.  Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by
Section 8.01 to authorize the Administrative Agent to declare the Advances due and payable pursuant to the provisions of Section 8.01, each Agent and each Lender Party and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such
Agent, such Lender or such Affiliate to or for the credit or the account of the Borrower and the other Loan Parties against any and all of the Obligations of the Loan Parties now or hereafter existing under the Loan Documents, irrespective of whether such Agent or such Lender Party shall have made any demand under this Agreement and although such Obligations may be unmatured.  Each Agent and each Lender Party agrees promptly to notify the Borrower and the other Loan Parties after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of each
Agent and each Lender Party and their respective Affiliates under this Section 11.05 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Agent, such Lender Party and their respective Affiliates may have.
Section 11.06.Binding Effect.  This Agreement shall become effective when it shall have been executed by each Loan Party and each Agent and the Administrative Agent shall have received an executed signature page to this Agreement of each Initial Lender and thereafter shall be binding upon and inure to the benefit of each Loan Party, each Agent and each Lender Party and their respective successors and assigns, except that each Loan Party shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of each
Lender Party.
Section 11.07.Assignments and Participations.

AMERICAS 123463960
(a)Subject to the conditions set forth below in Section 11.07(b), any Lender
Party may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and the Note or Notes held by it); with the prior written consent of:
(i)the Borrower (such consent not to be unreasonably withheld or delayed in the case of Term Loan Advances or Term Loan Commitments and otherwise in its sole discretion); provided, that no consent of the Borrower shall be required:
(A)for any assignment of a Term Loan Commitment, a
Revolving Commitment or any Advances under the Term Loan Facility or the Revolving Facility to an assignee that is a Person that, immediately prior to such assignment, was a Lender Party, an Affiliate of any Lender
Party or an Approved Fund of any Lender Party; or
(B)if an Event of Default has occurred and is continuing; and
(ii)the Administrative Agent (such consent not to be unreasonably withheld or delayed), provided no consent of the Administrative Agent, as applicable shall be required:
(A)for any assignment of Advances under the Term Loan
Facility or the Revolving Facility; and
(B)for any assignment of a Term Loan Commitment or a
Revolving Commitment to an assignee that is a Person that, immediately prior to such assignment, was a Lender Party, an Affiliate of a Lender
Party or an Approved Fund of a Lender Party.
(b)Assignments shall be subject to the following additional conditions:
(i)except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender Party, an Affiliate of any Lender Party or
an Approved Fund of any Lender Party or an assignment of all of a Lender
Party’s rights and obligations under this Agreement, the aggregate amount of the
Commitments (or Advances) being assigned to any Eligible Assignee pursuant to such assignment (determined as of the date of the Assignment and Assumption with respect to such assignment) shall in no event be less than $1,000,000 (or such lesser amount as shall be approved by the Administrative Agent and, so long as no Default shall have occurred and be continuing at the time of effectiveness of such assignment, the Borrower) under each Facility for which a Commitment is being assigned;
(ii)each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of any or all of the
Facilities; and
(iii)the parties to each such assignment shall execute and deliver to the
Administrative Agent, for its acceptance and recording in the Register, an
Assignment and Assumption, together with any Note or Notes (if any) subject to such assignment.

AMERICAS 123463960
(c)Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Assumption, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Assumption, have the rights and obligations of a Lender Party or the L/C Issuing Bank hereunder, as the case may be, and (ii) the Lender Party or the L/C Issuing Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such
Assignment and Assumption, relinquish its rights (other than its rights under Section
2.08, Section 2.10, Section 2.13 and Section 11.04 to the extent any claim thereunder relates to an event arising prior to such assignment) and be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the remaining portion of an assigning Lender Party’s or the L/C Issuing Bank’s rights and obligations under this Agreement, such Lender Party or L/C Issuing Bank, as the case may be, shall cease to be a party hereto).
(d)By executing and delivering an Assignment and Assumption, each Lender
Party assignor thereunder and each assignee thereunder confirm to and agree with each other and the other parties thereto and hereto as follows:  (i) other than as provided in such Assignment and Assumption, such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any Lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; (ii) such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any
Loan Document or any other instrument or document furnished pursuant thereto; (iii)
such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption; (iv) such assignee will, independently and without reliance upon any Agent, such assigning Lender Party or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this
Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such
Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender or the L/C Issuing Bank, as the case may be.
(e)The Administrative Agent, acting for this purpose (but only for this purpose) as the agent of the Borrower, shall maintain at its address referred to in Section
11.02 a copy of each Assignment and Assumption delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties, the
Commitment under each Facility of each Lender Party, and principal amount (and stated
interest) of the Advances owing under each Facility to each Lender Party from time to time (the “Register”).  The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agents and the Lender Parties shall treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement.  The Register shall be available for

AMERICAS 123463960
inspection by the Borrower or any Agent or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.
(f)Upon its receipt of an Assignment and Assumption executed by an assigning Lender Party and an assignee, together with any Note or Notes (if any) subject to such assignment, the Administrative Agent shall, if such Assignment and Assumption has been completed and is in substantially the form of Exhibit A hereto and such assignment is permitted pursuant to this Section 11.07, (i) accept such Assignment and
Assumption, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower and each other Agent.  In the case of any assignment by a Lender Party, within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes (if any) a new Note to such Eligible
Assignee in an amount equal to the Commitment (or, if the Commitments have terminated, the Advances) assumed by it under each Facility pursuant to such Assignment and Assumption and, if any assigning Lender Party that had a Note or Notes prior to such assignment has retained a Commitment hereunder under such Facility, a new Note to such assigning Lender Party in an amount equal to the Commitment (or, if the
Commitments have terminated, the Advances) retained by it hereunder.  Such new Note or Notes shall be dated the effective date of such Assignment and Assumption and shall otherwise be in substantially the form of Exhibit B-1 or Exhibit B-2, as applicable, hereto, as the case may be.
(g)Each Lender Party may sell participations to one or more Persons (other than any Loan Party or any of their Affiliates) (each such Person, a “Participant”) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments and the Advances owing to it and the Note or Notes (if any) held by it); provided, however, that (i) such Lender Party’s obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such
Note for all purposes of this Agreement, (iv) the Borrower, the Agents and the other
Lender Parties shall continue to deal solely and directly with such Lender Party in connection with such Lender Party’s rights and obligations under this Agreement and (v)
no Participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Advances or any fees or other amounts payable hereunder (other than a waiver of Default Interest), in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release all or substantially all of the
Collateral.  Each Loan Party agrees that each Participant shall be entitled to the benefits of Section 2.11 and Section 2.13 (subject to the requirements and limitations therein, including the requirements under Section 2.13(f) (it being understood that the documentation required under Section 2.13(f) shall be delivered to the participating
Lender Party)) to the same extent as if it were a Lender Party and had acquired its interest by assignment pursuant to Section 11.07(a); provided that such Participant (A) agrees to be subject to the provisions of Section 2.17 as if it were an assignee under Section
11.07(a); and (B) shall not be entitled to receive any greater payment under Section 2.11 or Section 2.13, with respect to any participation, than its participating Lender Party would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation.  Each Lender Party that sells a participation agrees, at the

AMERICAS 123463960
Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.17 with respect to any Participant.  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.05 as though it were a Lender Party; provided that such Participant agrees to be subject to
Section 2.14 as though it were a Lender Party.  Each Lender Party that sells a participation, or grants any rights shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and SPC and the principal amounts (and stated interest) of each
Participant’s and SPC’s interest in the loans or other obligations under the Loan
Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document)
to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under United
States Treasury Regulations Section 5f.103-1(c) and United States Proposed Treasury
Regulations Section 1.163-5(b) (or, in each case, any amended or successor version).  The entries in the Participant Register shall be conclusive absent manifest error, and such
Lender Party shall treat each Person whose name is recorded in the Participant Register as the owner of such participation or SPC interest for all purposes of this Agreement notwithstanding any notice to the contrary.  The Administrative Agent (in its capacity as
Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(h)Any Lender Party may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11.07, disclose to the assignee or Participant or proposed assignee or Participant any information relating to the
Loan Parties furnished to such Lender Party by or on behalf of the Loan Parties;
provided, however, that, prior to any such disclosure, the assignee or Participant or proposed assignee or Participant shall agree to preserve the confidentiality of any
Confidential Information received by it from such Lender.
(i)Notwithstanding any other provision set forth in this Agreement, any
Lender Party may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the
Note or Notes (if any) held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board.
(j)Notwithstanding anything to the contrary herein, any Lender Party may pledge or grant a security interest in all or any portion of such Lender Party’s rights hereunder (including, without limitation, the Advances owing to it and the Note or Notes
(if any) held by it) without the consent of, or notice to or any other action by, any other party hereto, to secure the obligations of such Lender Party or any of its Affiliates to any
Person providing any loan, letter of credit or other extension of credit to or for the account of such Lender Party or any of its Affiliates and any agent, trustee or representative of such Person.
(k)Notwithstanding anything to the contrary contained herein, any Lender that is a Fund may create a security interest in all or any portion of the Advances owing to it and any Note or Notes held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that, unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 11.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled (directly or indirectly through consent rights, veto rights or otherwise) to exercise

AMERICAS 123463960
any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.
(l)Notwithstanding anything to the contrary contained herein, any Lender (a
“Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the
Borrower (an “SPC”) the option to provide all or any part of any Advance that such
Granting Lender would otherwise be obligated to make pursuant to this Agreement;
provided that (i) nothing herein shall constitute a commitment by any SPC to fund any
Advance and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Advance, the Granting Lender shall be obligated to make such
Advance pursuant to the terms hereof.  The making of an Advance by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such
Advance were made by such Granting Lender.  Each party hereto hereby agrees that (A)
no SPC shall be liable for any indemnity or similar payment obligation under this
Agreement for which a Lender would be liable, (B) no SPC shall be entitled to the benefits of Section 2.11, Section 2.12 or Section 2.13 (or any other increased costs protection provision) and (iii) the Granting Lender shall for all purposes, including, without limitation, the approval of any amendment or waiver of any provision of any
Loan Document, remain the Lender of record hereunder.  In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this
Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior Debt of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under the laws of the
United States or any State thereof.  Notwithstanding anything to the contrary contained in this Agreement, any SPC may (1) with notice to, but without prior consent of, the
Borrower and the Administrative Agent and with the payment of a processing fee of
$3,500, assign all or any portion of its interest in any Advance to the Granting Lender and
(2) disclose on a confidential basis any Non-Public Information relating to its funding of
Advances to any rating agency, commercial paper dealer or provider of any surety or guarantee or credit or liquidity enhancement to such SPC.  This Section 11.07(l) may not be amended without the prior written consent of each Granting Lender, all or any part of whose Advances are being funded by the SPC at the time of such amendment.
Section 11.08.Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery by electronic format (i.e., “pdf” or “tif”) of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.
Section 11.09.No Liability of the L/C Issuing Bank.  The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit.  Neither the L/C Issuing Bank nor any of its officers or directors shall be liable or responsible for:  (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the L/
C Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the
Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the Borrower shall have a claim against the L/C
Issuing Bank, and the L/C Issuing Bank shall be liable to the Borrower, to the extent of any

AMERICAS 123463960
direct, but not consequential, damages suffered by the Borrower that the Borrower proves were caused by (i) the L/C Issuing Bank’s willful misconduct or gross negligence as determined in a final, non-appealable judgment by a court of competent jurisdiction in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or
(ii) the L/C Issuing Bank’s willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit.  In furtherance and not in limitation of the foregoing, the L/C Issuing
Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.
Section 11.10.Confidentiality.  Neither any Agent nor any Lender Party shall disclose any Confidential Information to any Person without the consent of the Borrower, other than (a)
to (i) such Agent’s or such Lender Party’s Affiliates or (ii) (A) any Person providing any loan, letter of credit or other extension of credit to or for the account of such Lender Party or any of its
Affiliates and any agent, trustee or representative of such Person, and their respective officers, directors, partners, employees, agents, counsel, auditors, bank examiners and advisors, (B) actual or prospective Eligible Assignees and Participants and (C) any direct or indirect contractual counterparties (or the professional advisors thereto) to any swap or derivative transaction relating to any Loan Party and its obligations, and in each case of this clause (ii) only on a confidential basis other than with respect to examiners or other Governmental Authorities with regulatory oversight over such party where confidential treatment may not be available, (b) as required by any law, rule or regulation or judicial process, (c) as requested or required by any state, Federal or foreign authority or examiner (including the National Association of Insurance
Commissioners or any similar organization or quasi-regulatory authority) regulating such Lender
Party, (d) to any rating agency when required by it, provided that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Confidential
Information relating to the Loan Parties received by it from such Lender Party, (e) in connection with any litigation or proceeding to which such Agent or such Lender Party or any of its
Affiliates may be a party to the extent such Confidential Information is relevant thereto or to the extent such Confidential Information is otherwise required to be disclosed by compulsory legal process, (f) in connection with the exercise of any right or remedy under this Agreement or any other Loan Document or (g) disclosure on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Advances.  In addition, each Agent and each Lender may disclose the existence of this Agreement and the information about this Agreement to (i) market data collectors, (ii)
similar services providers to the lending industry, and (iii) service providers to the Agents and the Lenders in connection with the administration and management of this Agreement and the other Loan Documents, in each case on a confidential basis.
Section 11.11.Patriot Act Notice.  Each Lender Party and each Agent (for itself and not on behalf of any Lender Party) hereby notifies the Loan Parties that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Loan
Party, which information includes the name and address of such Loan Party and other information that will allow such Lender Party or such Agent, as applicable, to identify such Loan
Party in accordance with the Patriot Act.  Each Loan Party shall provide such information and take such actions as are reasonably requested by any Agent or any Lender Party in order to assist the Agents and the Lender Parties in maintaining compliance with the Patriot Act.
Section 11.12.Jurisdiction, Etc. SUBJECT TO CLAUSE (E) OF THE FOLLOWING
SENTENCE, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY
ARISING OUT OF OR RELATING HERETO OR ANY OTHER LOAN DOCUMENTS, OR
ANY OF THE OBLIGATIONS, SHALL BE BROUGHT IN ANY FEDERAL COURT OF
THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN
OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY
STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK.  BY
EXECUTING AND DELIVERING THIS AGREEMENT, EACH LOAN PARTY, FOR
ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS

AMERICAS 123463960
GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND
VENUE OF SUCH COURTS (OTHER THAN WITH RESPECT TO ACTIONS BY ANY
AGENT IN RESPECT OF RIGHTS UNDER ANY COLLATERAL DOCUMENT
GOVERNED BY A REQUIREMENT OF LAW OTHER THAN THE LAWS OF THE STATE
OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT THERETO); (B)
WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE
OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE
BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE
APPLICABLE LOAN PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH
Section 11.02; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS
SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER EACH LOAN PARTY IN
ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES
EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT
THE AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY
OTHER MANNER PERMITTED BY REQUIREMENTS OF LAW OR TO BRING
PROCEEDINGS AGAINST EACH LOAN PARTY IN THE COURTS OF ANY OTHER
JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY
COLLATERAL DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.
Section 11.13.Governing Law.  This Agreement and the Notes and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or the Notes and the transactions contemplated hereby or thereby, including the validity, interpretation, construction, breach, enforcement or termination hereof and thereof, shall be governed by, and construed in accordance with, the law of the State of New York.
Section 11.14.Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY
AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR
CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF
THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING
TO THE SUBJECT MATTER OF THIS TRANSACTION OR THE LENDER/BORROWER
RELATIONSHIP THAT IS BEING ESTABLISHED.  THE SCOPE OF THIS WAIVER IS
INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE
FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS
TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF
DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  EACH
PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL
INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS
ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND
THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE
DEALINGS.  EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT
IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT
KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING
CONSULTATION WITH LEGAL COUNSEL.  THIS WAIVER IS IRREVOCABLE,
MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING
(OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO
THIS Section 11.14 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS
WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS,
SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER LOAN
DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO
THE ADVANCES MADE HEREUNDER.  IN THE EVENT OF LITIGATION, THIS
AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
Section 11.15.Intercreditor Agreement.  Each Lender Party hereby acknowledges and agrees on behalf of itself in its capacity as Lender or the L/C Issuing Bank, as applicable, that certain matters related to the Loan Documents and the Secured Commodity Agreements that are secured by the Collateral are subject to and governed by the Intercreditor Agreement.  Each

AMERICAS 123463960
Lender Party, by delivering its signature page hereto, funding its Advances, issuing or participating in a Letter of Credit and/or executing an Assignment and Assumption (as applicable) shall be deemed to have (a) acknowledged receipt of, consented to and approved the
Intercreditor Agreement (in its capacity as Lender and/or L/C Issuing Bank, as applicable), (b)
authorized (in its capacity as Lender Party) the Administrative Agent and the Collateral Agent to
enter into the Intercreditor Agreement and perform their respective obligations thereunder
(including binding such Lender Party in its capacity as Lender Party to the terms and conditions of the Intercreditor Agreement) and (c) agreed to comply with any and all obligations applicable to it thereunder as though it were a direct party thereto.
Section 11.16.Reinstatement.  To the extent that any Lender Party receives any payment by or on behalf of the Borrower, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to the Borrower or to its estate, trustee, receiver, custodian or any other party under any Bankruptcy Laws or otherwise, then to the extent of the amount so required to be repaid, the obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the Secured Obligations as of the date such initial payment, reduction or satisfaction occurred.
Section 11.17.No Immunity.  To the extent that the Borrower or any other Loan Party may be entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement or any other Loan Document, to claim for itself or its revenues, assets or Properties any immunity from suit, the jurisdiction of any court, attachment prior to judgment, attachment in aid of execution of judgment, set-off, execution of a judgment or any other legal process, and to the extent that in any such jurisdiction there may be attributed to such
Person such an immunity (whether or not claimed), each Loan Party hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the fullest extent permitted by the law of the applicable jurisdiction.
Section 11.18.Severability.  Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.
Section 11.19.Complete Agreement.  THIS AGREEMENT AND THE OTHER LOAN
DOCUMENTS REPRESENT THE FINAL AND COMPLETE AGREEMENT OF THE
PARTIES HERETO, AND ALL PRIOR NEGOTIATIONS, REPRESENTATIONS,
UNDERSTANDINGS, WRITINGS AND STATEMENTS OF ANY NATURE ARE HEREBY
SUPERSEDED IN THEIR ENTIRETY BY THE TERMS OF THIS AGREEMENT AND THE
OTHER LOAN DOCUMENTS.
Section 11.20.Usury Savings Clause.  Notwithstanding any other provision herein, the aggregate interest rate charged with respect to any of the Obligations, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate.  If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate, the outstanding amount of the Advances made hereunder shall bear interest at the Highest Lawful
Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect.  In addition, if when the Advances made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, the Borrower shall pay to the Administrative Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect.  Notwithstanding the foregoing, it is the intention of the Lenders and the Borrower to conform strictly to any applicable usury laws.  Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the
Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously

AMERICAS 123463960
paid, shall at such Lender’s option be applied to the outstanding amount of the Advances made hereunder or be refunded to the Borrower.
Section 11.21.Waiver.  Each Loan Party hereby irrevocably and unconditionally waives, to the maximum extent not prohibited by law, all rights of rescission, setoff, counterclaim, and other defenses in connection with the repayment of the Obligations of the Borrower or any Loan
Party under the Loan Documents.
Section 11.22.Electronic Execution of Assignments.  The words “execution,” “signed,”
“signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce
Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 11.23.No Fiduciary Duty.  Each Agent, each Lender and their Affiliates
(collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Loan Parties, their stockholders and/or their Affiliates.  Each Loan
Party agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and such Loan Party, its stockholders or its Affiliates, on the other.The
Loan Parties acknowledge and agree that (a) the transactions contemplated by the Loan
Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-
length commercial transactions between the Lenders, on the one hand, and the Loan Parties, on the other, and (b) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of any Loan Party, its stockholders or its
Affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Loan Party, its stockholders or its Affiliates on other matters) or any other obligation to any Loan Party except the obligations expressly set forth in the Loan Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of any Loan Party, its management, stockholders, creditors or any other
Person.  Each Loan Party acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto.
Each Loan Party agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Loan Party, in connection with such transaction or the process leading thereto.
Section 11.24.Obligations Several; Independent Nature of Lenders’ Rights.  The
obligations of the Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitment of any other Lender hereunder.  Nothing contained herein or in any other Loan Document, and no action taken by the Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity.  The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out hereof and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.
Section 11.25.Independence of Covenants.  All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists.
Section 11.26.Limitation of Liability.  TO THE EXTENT PERMITTED BY
APPLICABLE LAW, AND NOTWITHSTANDING ANY OTHER PROVISION OF THIS
AGREEMENT OR THE OTHER LOAN DOCUMENTS:  (A) NONE OF THE

AMERICAS 123463960
ADMINISTRATIVE AGENT, THE LENDER PARTIES OR ANY INDEMNIFIED PARTY
SHALL BE SUBJECT TO ANY EQUITABLE REMEDY OR RELIEF, INCLUDING
SPECIFIC PERFORMANCE OR INJUNCTION ARISING OUT OF OR RELATING TO THIS
AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS
CONTEMPLATED HEREBY OR THEREBY; (B) NONE OF THE ADMINISTRATIVE
AGENT, THE LENDER PARTIES OR ANY INDEMNIFIED PARTY SHALL HAVE ANY
LIABILITY TO THE LOAN PARTIES, FOR DAMAGES OR OTHERWISE, ARISING OUT
OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE
TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY UNTIL THE CLOSING
DATE; AND (C) IN NO EVENT SHALL THE LIABILITY OF THE LENDER PARTIES
(TAKEN TOGETHER) TO THE LOAN PARTIES ARISING OUT OF OR RELATING TO
THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS
CONTEMPLATED HEREBY OR THEREBY OR FOR FAILURE TO FUND ANY
ADVANCES EXCEED THE LESSER OF (I) THE ACTUAL DIRECT DAMAGES
INCURRED BY THE LOAN PARTIES IN THE AGGREGATE AND (II) $10,000,000 IN THE
AGGREGATE.
Section 11.27.Acknowledgement and Consent to Bail-In of EEA Financial
Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan
Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)the effects of any Bail-In Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution
Authority.
Section 11.28.Non-Recourse.  Notwithstanding anything to the contrary in this
Agreement or any other Loan Document, none of the Secured Parties shall have any claims with respect to the transactions contemplated by the Loan Documents against any present or future holder (whether direct or indirect) of any equity interests in the Borrower (other than Holdings), or, in each case, any of their respective Affiliates (other than the Loan Parties) (except, in each case, in accordance with and to the extent expressly set forth in the Loan Documents to which such holder of equity interests is a party), shareholders, officers, directors, employees representatives, controlling persons, executives or agents (collectively, the “Non-Recourse
Persons”), such claims against such Non-Recourse Persons (including as may arise by operation of law) being expressly waived hereby; provided that the foregoing provisions of this Section
11.28 shall not (a) constitute a waiver, release or discharge (or otherwise impair the

AMERICAS 123463960
enforceability) of any of the Obligations, or of any of the terms, covenants, conditions, or provisions of this Agreement or any other Loan Document and the same shall continue (but without personal liability of the Non-Recourse Persons) until fully paid, discharged, observed or performed, (b) constitute a waiver, release or discharge of any lien or security interest purported to be created pursuant to the Collateral Documents (or otherwise impair the ability of any
Secured Party to realize or foreclose upon any Collateral in accordance with the terms of the
Loan Documents), (c) limit or restrict the right of the Administrative Agent, the Collateral Agent or any other Secured Party (or any permitted assignee, beneficiary or successor to any of them)
to name the Loan Parties, Holdings or any other Person as a defendant in any action or suit for a judicial foreclosure or for the exercise of any other remedy under or with respect to (and, in each case, to the extent expressly set forth in) any Loan Document to which such Person is a party, or for injunction or specific performance, so long as no judgment in the nature of a deficiency judgment shall be enforced against any Non-Recourse Person or (d) release any Non-Recourse
Person from liability (to the extent it would otherwise be liable) for its own gross negligence, fraudulent actions or willful misconduct as determined in a final non-appealable judgment of a court of competent jurisdiction.  The limitations on recourse set forth in this Section 11.28 shall survive the Discharge of Secured Obligations, and the earlier termination of this Agreement.
Section 11.29.Acknowledgment Regarding Any Supported QFCs.
To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Commodity Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported
QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance
Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act
(together with the regulations promulgated thereunder, the “U.S. Special Resolution
Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported
QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)In the event a Covered Entity that is party to a Supported QFC (each, a
“Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution
Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support
(and any interest and obligation in or under such Supported QFC and such QFC Credit
Support, and any rights in property securing such Supported QFC or such QFC Credit
Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and
such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States.  In the event a
Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan
Documents that might otherwise apply to such Supported QFC or any QFC Credit
Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special
Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.
(b)As used in this Section 11.29, the following terms have the following meanings:

AMERICAS 123463960
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:
(i)a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b)
(ii)a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
Signature Pages Follow.
AMERICAS 123463960
IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first written above.
[SIGNATURE PAGES TO BE CIRCULATED SEPARATELY]
Signature Page to Credit Agreement, dated July 10, 2023, by and among Temple Generation Intermediate Holdings
II, LLC, Temple Generation I, LLC, CXA Temple 2, LLC, Temple Generation SF LLC, Beal Bank USA as L/C
Issuing Bank, other Lenders party hereto, and CLMG Corp., as Administrative Agent and as Collateral Agent
TEMPLE GENERATION INTERMEDIATE
HOLDINGS II, LLC,
as Borrower
By: /s/ Christopher Kalnin
Name:  Christopher Kalnin
Title:  Chief Executive Officer
TEMPLE GENERATION I, LLC,
as Guarantor
By: /s/ Christopher Kalnin
Name:  Christopher Kalnin
Title:  Chief Executive Officer
CXA TEMPLE 2, LLC,
as Guarantor
By: /s/ Christopher Kalnin
Name:  Christopher Kalnin
Title:  Chief Executive Officer
TEMPLE GENERATION SF LLC,
as Guarantor
By: /s/ Christopher Kalnin
Name:  Christopher Kalnin
Title:  Chief Executive Officer
[Signature Page to Credit Agreement, dated July 10 , 2023, by and among Temple Generation Intermediate
Holdings II, LLC, Temple Generation I, LLC, CXA Temple 2, LLC, Temple Generation SF LLC, Beal Bank USA as
L/C Issuing Bank, other Lenders party hereto, and CLMG Corp., as Administrative Agent and as Collateral Agent]
BEAL BANK USA,
as L/C Issuing Bank
By: /s/ Jacob Cherner
Name:  Jacob Cherner
Title:  Authorized Signatory
BEAL BANK USA,
as Initial Lender
By: /s/ Jacob Cherner
Name:  Jacob Cherner
Title:  Authorized Signatory
BEAL BANK,
as Initial Lender
By: /s/ Jacob Cherner
Name:  Jacob Cherner
Title:  Authorized Signatory
[Signature Page to Credit Agreement, dated July 10 , 2023, by and among Temple Generation Intermediate
Holdings II, LLC, Temple Generation I, LLC, CXA Temple 2, LLC, Temple Generation SF LLC, Beal Bank USA as
L/C Issuing Bank, other Lenders party hereto, and CLMG Corp., as Administrative Agent and as Collateral Agent]
CLMG CORP.,
as Administrative Agent
By: /s/ James Erwin
Name:  James Erwin
Title:  President
CLMG CORP.,
as Collateral Agent
By: /s/ James Erwin
Name:  James Erwin
Title:  President
Execution Version
Privileged & Confidential
PROJECT TEMPLE II
CREDIT AGREEMENT SCHEDULES
Table of Contents
SCHEDULE I Commitments and Applicable Lending Offices2
SCHEDULE II Permitted Transferees3
SCHEDULE III Approved Replacement Operators4
SCHEDULE IV G&A Expenses5
SCHEDULE 1.01 Easement Agreements6
SCHEDULE 3.01(d)(iii)(A) Temple I Mortgaged Properties7
SCHEDULE 3.01(d)(iii)(B) Temple II Mortgaged Properties 8
SCHEDULE 3.01(d)(xi) Excepted Consents and Agreements9
SCHEDULE 4.01(b) Loan Parties11
SCHEDULE 4.01(f) Authorizations, Approvals, Actions, Notices and Filings in Connection with the Project, Properties and Material Project Contracts 12
SCHEDULE 4.01(h) Litigation21
SCHEDULE 4.01(p) Filing and Perfection Requirements31
SCHEDULE 4.01(t) Taxes32
SCHEDULE 4.01(u) Owned Real Property33
SCHEDULE 4.01(v)(i) Leasehold and Easement Real Property35
SCHEDULE 4.01(v)(ii) Leased Real Property (Lessor) 104
SCHEDULE 4.01(w) Investments106
SCHEDULE 4.01(cc) Material Project Contracts 107
SCHEDULE 4.01(dd)(i) Compliance with Environmental Laws110
SCHEDULE 4.01(dd)(ii) Hazardous Material Release 111
SCHEDULE 4.01(dd)(iii) Hazardous Material Disposal and Remedial Actions 112
SCHEDULE 4.01(ee) Environmental Permits 113
SCHEDULE 5.04 Required Insurance114
SCHEDULE 6.08 Permitted Affiliate Transactions (Closing Date)122
SCHEDULE 8.01(s) Deemed Material Adverse Effect in a Water Services Agreement124